                                                    Prospectus dated May 3, 2010

                                      LOGO

                       Venture Vantage(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) Variable Annuity Contract for the name of your issuing Company. Effective April 3, 2009, the Contracts are no longer offered for sale.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST                          JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust(1)                          Financial Services Trust                       Real Estate Securities Trust
Active Bond Trust(1)                        Franklin Templeton Founding                    Real Return Bond Trust(1)
All Cap Core Trust(1)                         Allocation Trust                             Science & Technology Trust
All Cap Value Trust(1)                      Fundamental Value Trust                        Short Term Government Income
American Asset Allocation Trust             Global Trust(1)                                Trust(8)
American Blue Chip Income and Growth        Global Bond Trust                              Small Cap Growth Trust
Trust(1)                                    Health Sciences Trust                          Small Cap Index Trust(1)
American Bond Trust                         High Income Trust                              Small Cap Opportunities Trust
American Fundamental Holdings Trust         High Yield Trust                               Small Cap Value Trust
American Global Diversification Trust       International Core Trust                       Small Company Value Trust
American Global Growth Trust                International Equity Index Trust A(1,3)        Smaller Company Growth Trust(9)
American Global Small Capitalization Trust  International Opportunities Trust              Strategic Bond Trust
American Growth Trust                       International Small Company Trust(4)           Strategic Income Opportunities
American Growth-Income Trust                International Value Trust(5)                   Trust(1,10)
American High-Income Bond Trust             Investment Quality Bond Trust                  Total Return Trust
American International Trust                Large Cap Trust(1)                             Total Stock Market Index Trust(1)
American New World Trust                    Large Cap Value Trust(1)                       U.S. High Yield Bond Trust(1)
Blue Chip Growth Trust                      Lifestyle Aggressive Trust                     Utilities Trust(1)
Capital Appreciation Trust(2)               Lifestyle Balanced Trust(6)                    Value Trust
Capital Appreciation Value Trust            Lifestyle Conservative Trust
Core Allocation Trust                       Lifestyle Growth Trust                         BLACKROCK VARIABLE SERIES FUNDS,
Core Allocation Plus Trust                  Lifestyle Moderate Trust                       INC.(11)
Core Balanced Trust                         Mid Cap Index Trust(1,7)                       BlackRock Basic Value V. I. Fund
Core Bond Trust(1)                          Mid Cap Stock Trust                            BlackRock Value Opportunities V.
Core Disciplined Diversification            Mid Value Trust(1)                             I. Fund
Core Fundamental Holdings                   Money Market Trust                             BlackRock Global Allocation V. I.
Core Global Diversification                 Natural Resources Trust                        Fund
Core Strategy Trust                         Optimized All Cap Trust(1)
Disciplined Diversification Trust           Optimized Value Trust(1)                       PIMCO VARIABLE INSURANCE TRUST
Equity-Income Trust                                                                        PIMCO VIT All Asset Portfolio


(1) Not available with Venture Vantage(R) Contracts issued on or after May 1, 2006.
(2)   Successor to "All Cap Growth Trust."
(3)   Successor to "Pacific Rim Trust."
(4)   Successor to "International Small Cap Trust."
(5)   Successor to "Overseas Equity Trust."
(6)   Successor to "Global Allocation Trust."
(7)   Successor to "Mid Cap Intersection Trust."
(8)   Successor to "U.S. Government Securities Trust."
(9)   Successor to "Emerging Small Company Trust."
(10)  Formerly "Strategic Income Trust."
(11) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS.....................................  1
II. OVERVIEW.....................................................  4
III. FEE TABLES..................................................  8
  EXAMPLES.......................................................  10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  18
  THE COMPANIES..................................................  18
  THE SEPARATE ACCOUNTS..........................................  18
  THE PORTFOLIOS.................................................  19
  VOTING INTEREST................................................  31
V. DESCRIPTION OF THE CONTRACT...................................  32
  ELIGIBLE PLANS.................................................  32
     Eligibility Restrictions....................................
  ELIGIBLE GROUPS................................................  32
  ACCUMULATION PERIOD PROVISIONS.................................  32
     Purchase Payments...........................................  32
     Payment Enhancements........................................  33
     Accumulation Units..........................................  34
     Value of Accumulation Units.................................  35
     Net Investment Factor.......................................  35
     Transfers Among Investment Options..........................  35
     Maximum Number of Investment Options........................  36
     Telephone and Electronic Transactions.......................  36
     Special Transfer Services - Dollar Cost Averaging Program...  37
     Special Transfer Services - Asset Rebalancing Program.......  37
     Secure Principal Program....................................
     Withdrawals.................................................  38
     Signature Guarantee Requirements for Surrenders and Partial
     Withdrawals.................................................  38
     Special Withdrawal Services - The Income Plan...............  39
     Special Withdrawal Services - The Income Made Easy Program..  39
     Optional Guaranteed Minimum Withdrawal Benefits.............  39
     Death Benefit During Accumulation Period....................  39
     Optional Enhanced Death Benefits............................  41
  PAY-OUT PERIOD PROVISIONS......................................  42
     General.....................................................  42
     Annuity Options.............................................  42
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  45
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  46
     Transfers During Pay-out Period.............................  46
     Death Benefit During the Pay-Out Period.....................  46
     Optional Guaranteed Minimum Income Benefit..................  46
  OTHER CONTRACT PROVISIONS......................................  47
     Right to Review.............................................  47
     Ownership...................................................  47
     Annuitant...................................................  48
     Beneficiary.................................................  48
     Modification................................................  49
     Our Approval................................................  49
     Misstatement and Proof of Age, Sex or Survival..............  49
  FIXED INVESTMENT OPTIONS.......................................  49
VI. CHARGES AND DEDUCTIONS.......................................  51
  WITHDRAWAL CHARGES.............................................  51
     Waiver of Applicable Withdrawal Charge - Confinement to
     Eligible Nursing Home.......................................  52
  ANNUAL CONTRACT FEE............................................  52
  ASSET-BASED CHARGES............................................  52
     Daily Administration Fee....................................  53
     Mortality and Expense Risks Fee.............................  53
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  53
  PREMIUM TAXES..................................................  54
VII. FEDERAL TAX MATTERS.........................................  55
  INTRODUCTION...................................................  55
  OUR TAX STATUS.................................................  55
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  55
  CHARITABLE REMAINDER TRUSTS....................................  55
  NONQUALIFIED CONTRACTS.........................................  56
     Undistributed Gains.........................................  56
     Taxation of Annuity Payments................................  56
     Surrenders, Withdrawals and Death Benefits..................  57
     Taxation of Death Benefit Proceeds..........................  57
     Penalty Tax on Premature Distributions......................  57
     Puerto Rico Nonqualified Contracts..........................  58
     Diversification Requirements................................  58
     Exchanges of Annuity Contracts..............................
  QUALIFIED CONTRACTS............................................  59
     Required Minimum Distributions..............................  59
     Penalty Tax on Premature Distributions......................  60
     Rollovers and Transfers.....................................  60
     Section 403(b) Qualified Plans..............................  61
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  62
  SEE YOUR OWN TAX ADVISOR.......................................  62
VIII. GENERAL MATTERS............................................  63
  ASSET ALLOCATION SERVICES......................................  63
  DISTRIBUTION OF CONTRACTS......................................  63
     Standard Compensation.......................................  63
     Revenue Sharing and Additional Compensation.................  63
     Differential Compensation...................................  64
     Contracts Sold Directly Without Payment of Any Sales
     Compensation................................................  64
  CONFIRMATION STATEMENTS........................................  65
  REINSURANCE ARRANGEMENTS.......................................  65
  STATEMENTS OF ADDITIONAL INFORMATION...........................  65
     Financial Statements........................................  66
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT...........  E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

                        (Page intentionally left blank.)

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. The Prospectus primarily describes features of the Venture Vantage(R) Contract issued by John Hancock USA (available October 1993 - April 3, 2009, subject to state availability), and the Venture Vantage(R) Contract issued by John Hancock NY (available November 12, 2007 - April 3, 2009). The Prospectus also describes certain older versions of the Contract issued by John Hancock USA (i.e., those we issued from November 1986 until October 1993). The principal differences between the more recent versions of the Contract and the prior versions relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT IS A PAYMENT ENHANCEMENT?

We add a Payment Enhancement to your Contract for each Purchase Payment that you make under your Contract. The amount of the Payment Enhancement depends on the cumulative amount of your Purchase Payments. To receive a higher percentage than that based on the cumulative amount of your Purchase Payments, you must provide satisfactory evidence that your total Purchase Payments within 13 months of the issue date will be enough to justify the higher percentage. If your total Purchase Payments during the 13-month period do not equal or exceed the amount approved, we reserve the right to recover from your Contract the excess Payment Enhancement added to the Contract. We fund the Payment Enhancement from our General Account and allocate it among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

If a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

 MINIMUM INITIAL    MINIMUM ADDITIONAL
PURCHASE PAYMENT     PURCHASE PAYMENT
     $10,000                $30


WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

For Additional Purchase Payments, we currently offer only Variable Investment Options under the Contract.

VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may also be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit; and
       -  Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefit

       -  Guaranteed Retirement Income Programs - offered by John Hancock USA;
       -  Guaranteed Retirement Income Programs - offered by John Hancock New
          York.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       - full or partial withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans and Payment Enhancements) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vantage(R) Contract. The tables also describe the fees and expenses for older versions of the Venture Vantage(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                   JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE(2)
(as percentage of Purchase Payments)

First Year                               8.5%
Second Year                              8.5%
Third Year                                8%
Fourth Year                               7%
Fifth Year                                6%
Sixth Year                                5%
Seventh Year                              4%
Eighth Year                               3%
Ninth Year                                2%
Thereafter                                0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                               $0


                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (see "VI. Charges and
                       Deductions - Premium Taxes").
                   (2) The charge is taken on a first-in,
                       first-out basis within the specified
                       period of years measured from the date
                       of Purchase Payment.
                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

----------------------------------------------------------------------------------------------------------------
                                                               CONTRACTS   CONTRACTS                  CONTRACTS
                                                  CONTRACTS      ISSUED      ISSUED     CONTRACTS       ISSUED
                                                    ISSUED     1/29/2001    5/6/2003      ISSUED       5/1/2006
                                                   PRIOR TO        TO          TO      5/2/2005 TO        TO
                                                  1/29/2001     5/5/2003    5/1/2005    4/30/2006      4/3/2009
----------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE(1)                               $40          $40         $40          $40           $40
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                  1.25%        1.25%       1.25%        1.25%         1.25%
Daily Administration Fee - asset based              0.30%        0.30%       0.30%        0.30%         0.30%
                                                    -----        -----       -----        -----         -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES              1.55%        1.55%       1.55%        1.55%         1.55%
(With No Optional Riders Reflected)
----------------------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Annual Step-Up Death Benefit Fee                    0.20%        0.05%       0.20%        0.20%         0.20%
Guaranteed Earnings Multiplier Fee               not offered     0.20%       0.20%        0.20%      not offered
                                                 -----------     -----       -----        -----      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)           1.75%        1.80%       1.95%        1.95%         1.75%
(With Annual Step-Up Death Benefit Fee and
  Guaranteed Earnings Multiplier Fee Reflected)
----------------------------------------------------------------------------------------------------------------


 (1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee.


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

---------------------------------------------------------------------------------------------------------



                                                                             INCOME PLUS
                                   INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                       INCOME    FOR LIFE - JOINT   FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                      PLUS FOR         LIFE        (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                        LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                       (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                       STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(1)
                     REVIEW)(1)    New York)(1)      outside   New York)(1)    outside    (issued in  New York)(1)
                                                  New York)(1)              New York)(1) New York)(1)
-------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee            1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee            0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%

-------------------------------------------------------------------------------------------------------------------------------



                     INCOME PLUS FOR   INCOME PLUS FOR
                    LIFE - JOINT LIFE LIFE - JOINT LIFE PRINCIPAL PLUS FOR Principal Plus for
                          12.08             12.08            LIFE PLUS          Life Plus     Principal Plus Principal
                     (issued outside    (issued in New       AUTOMATIC           Spousal        for Life(4)   Plus(5)
                       New York)(1)        York)(1)      ANNUAL STEP-UP(2)    Protection(3)
----------------------------------------------------------------------------------------------------------------------
 Maximum Fee               1.20%             1.20%             1.20%              1.20%            0.75%        0.75%
 Current Fee               0.85%             0.80%             0.70%              0.65%            0.40%        0.30%
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
Optional Guaranteed Retirement Income Programs
(as a percentage of Income Base)
Guaranteed Retirement Income Program II                            Contracts issued 1/29/2001 - 12/30/2002 0.45%
Optional Triple Protection Death Benefit(6)                        Contracts issued 12/2003 - 12/2004      0.50%
(as a percentage of Triple Protection Death Benefit)
----------------------------------------------------------------------------------------------------------------


 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (6) This optional benefit could not be purchased if you elected to purchase Principal Plus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.74%        1.66%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.54%        1.66%
2002
---------------------------------------------------------------------------------


    (1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following five examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Please note that the Rider fees are reflected as a percentage of the Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option Value. Examples 1, 2 and 3 pertain to Venture Vantage(R) Contracts; two with optional benefit Riders and one without. Examples 4 and 5 pertain to previously issued Venture Vantage(R) Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Trust.

VENTURE VANTAGE(R) CONTRACTS. Example 1 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit and Income Plus For Life optional Riders. Example 2 assumes that you invest $10,000 in a Contract with the Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier, and Principal Plus for Life Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 1. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,252     $2,183     $3,008     $5,113
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  474     $1,449     $2,458     $5,113
period:
--------------------------------------------------------------------------------------


EXAMPLE 2. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,220     $2,087     $2,833     $4,675
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  444     $1,349     $2,275     $4,675
period:
--------------------------------------------------------------------------------------


The next example assumes that you invest $10,000 in a currently offered Venture Vantage(R) Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 3. Minimum Portfolio operating expenses - Venture Vantage(R) Contract with no optional Riders

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,023     $1,511     $1,844     $2,657
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  236     $  727     $1,244     $2,657
period:
--------------------------------------------------------------------------------------


PREVIOUSLY ISSUED VENTURE VANTAGE(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture Vantage(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 4 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step-Up Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 4. Maximum Portfolio operating expenses - Venture Vantage(R) Contract with optional Riders (issued before May 13, 2002)

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,176     $1,960     $2,625     $4,275
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  398     $1,214     $2,055     $4,275
period:
--------------------------------------------------------------------------------------


Example 5 also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest in a Contract with no optional Riders. This example also assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 5. Minimum Portfolio operating expenses - Venture Vantage(R) Contract with no optional Riders (issued before May 13, 2002)

--------------------------------------------------------------------------------------
JOHN HANCOCK USA
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,003     $1,450     $1,733     $2,434
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  214     $  661     $1,133     $2,434
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLE. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST FUND IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATION ON OR AFTER MAY 13, 2002).

Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
500 INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.46%       0.05%      0.03%       0.00%         0.54%         0.00%        0.54%
-------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.25%      0.03%       0.00%         0.74%         0.00%        0.74%
-------------------------------------------------------------------------------------------------------------

ACTIVE BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.60%       0.05%      0.03%       0.00%         0.68%         0.00%        0.68%
-------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%      0.03%       0.00%         0.88%         0.00%        0.88%
-------------------------------------------------------------------------------------------------------------

ALL CAP CORE
-------------------------------------------------------------------------------------------------------------
Series I                0.78%       0.05%      0.04%       0.00%         0.87%         0.00%        0.87%
-------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.04%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------

ALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.84%       0.05%      0.08%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.08%       0.00%         1.17%         0.00%        1.17%
-------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(2)
-------------------------------------------------------------------------------------------------------------
Series I                0.31%       0.60%      0.04%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------
Series II               0.31%       0.75%      0.04%       0.00%         1.10%         0.00%        1.10%
-------------------------------------------------------------------------------------------------------------

AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.43%       0.75%      0.06%       0.00%         1.24%         0.00%        1.24%
-------------------------------------------------------------------------------------------------------------
Series III              0.43%       0.25%      0.06%       0.00%         0.74%         0.00%        0.74%
-------------------------------------------------------------------------------------------------------------

AMERICAN BOND(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.38%       0.75%      0.04%       0.00%         1.17%         0.00%        1.17%
-------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.37%         1.19%         0.00%        1.19%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.56%         1.38%         0.00%        1.38%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.54%       0.75%      0.07%       0.00%         1.36%         0.00%        1.36%
-------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.75%      0.11%       0.00%         1.58%         0.00%        1.58%
-------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.33%       0.75%      0.05%       0.00%         1.13%         0.00%        1.13%
-------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(2)
-------------------------------------------------------------------------------------------------------------
Series I                0.28%       0.60%      0.04%       0.00%         0.92%         0.00%        0.92%
-------------------------------------------------------------------------------------------------------------
Series II               0.28%       0.75%      0.04%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.75%      0.10%       0.00%         1.32%         0.00%        1.32%
-------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.50%       0.75%      0.07%       0.00%         1.32%         0.00%        1.32%
-------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(2)
-------------------------------------------------------------------------------------------------------------
Series II               0.77%       0.75%      0.14%       0.00%         1.66%         0.00%        1.66%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH(3)
-------------------------------------------------------------------------------------------------------------
Series I                0.78%       0.05%      0.03%       0.00%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.03%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
-------------------------------------------------------------------------------------------------------------
Series I                0.72%       0.05%      0.03%       0.00%         0.80%         0.00%        0.80%
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.25%      0.03%       0.00%         1.00%         0.00%        1.00%
-------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%      0.07%       0.00%         1.25%         0.00%        1.25%
-------------------------------------------------------------------------------------------------------------

CORE ALLOCATION(4)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.40%       0.94%         1.64%        -0.33%        1.31%
-------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
-------------------------------------------------------------------------------------------------------------
Series II               0.91%       0.25%      0.09%       0.00%         1.25%         0.00%        1.25%
-------------------------------------------------------------------------------------------------------------

CORE BALANCED(4)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.26%       0.90%         1.46%        -0.19%        1.27%
-------------------------------------------------------------------------------------------------------------

CORE BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.61%       0.25%      0.04%       0.00%         0.90%         0.00%        0.90%
-------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION(4)
Series II               0.05%       0.25%      0.24%       0.83%         1.37%        -0.17%        1.20%
-------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS(5)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.14%       0.48%         1.22%        -0.09%        1.13%
-------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION(5)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.14%       0.57%         1.31%        -0.09%        1.22%
-------------------------------------------------------------------------------------------------------------

CORE STRATEGY(6)
-------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.03%       0.50%         0.83%        -0.06%        0.77%
-------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------
Series II               0.75%       0.25%      0.14%       0.00%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------

EQUITY-INCOME(3)
-------------------------------------------------------------------------------------------------------------
Series I                0.79%       0.05%      0.03%       0.00%         0.87%         0.00%        0.87%
-------------------------------------------------------------------------------------------------------------
Series II               0.79%       0.25%      0.03%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
-------------------------------------------------------------------------------------------------------------
Series I                0.83%       0.05%      0.08%       0.00%         0.96%         0.00%        0.96%
-------------------------------------------------------------------------------------------------------------
Series II               0.83%       0.25%      0.08%       0.00%         1.16%         0.00%        1.16%
-------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.92%         1.24%         0.00%        1.24%
-------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.02%       0.00%         0.83%         0.00%        0.83%
-------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.02%       0.00%         1.03%         0.00%        1.03%
-------------------------------------------------------------------------------------------------------------

GLOBAL(7)
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.09%       0.00%         0.96%        -0.03%        0.93%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.09%       0.00%         1.16%        -0.03%        1.13%
-------------------------------------------------------------------------------------------------------------

GLOBAL BOND(8)
-------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.07%       0.00%         0.82%         0.00%        0.82%
-------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.07%       0.00%         1.02%         0.00%        1.02%
-------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
-------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.09%       0.00%         1.19%         0.00%        1.19%
-------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.09%       0.00%         1.39%         0.00%        1.39%
-------------------------------------------------------------------------------------------------------------

HIGH INCOME
-------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
HIGH YIELD
-------------------------------------------------------------------------------------------------------------
Series I                0.66%       0.05%      0.04%       0.00%         0.75%         0.00%        0.75%
-------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%      0.04%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  CORE(9)
-------------------------------------------------------------------------------------------------------------
Series I                0.89%       0.05%      0.13%       0.00%         1.07%         0.00%        1.07%
-------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%      0.13%       0.00%         1.27%         0.00%        1.27%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
-------------------------------------------------------------------------------------------------------------
Series I                0.53%       0.05%      0.04%       0.00%         0.62%         0.00%        0.62%
-------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%      0.04%       0.00%         0.82%         0.00%        0.82%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES(9)
-------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%      0.08%       0.00%         1.21%         0.00%        1.21%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY(9)
-------------------------------------------------------------------------------------------------------------
Series I(10)            0.97%       0.05%      0.15%       0.00%         1.17%         0.00%        1.17%
-------------------------------------------------------------------------------------------------------------
Series II(10)           0.97%       0.25%      0.15%       0.00%         1.37%         0.00%        1.37%
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  VALUE(8,9)
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.12%       0.00%         0.99%        -0.01%        0.98%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.12%       0.00%         1.19%        -0.01%        1.18%
-------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.59%       0.05%      0.06%       0.00%         0.70%         0.00%        0.70%
-------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.06%       0.00%         0.90%         0.00%        0.90%
-------------------------------------------------------------------------------------------------------------

LARGE CAP
-------------------------------------------------------------------------------------------------------------
Series I                0.76%       0.05%      0.05%       0.00%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.05%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.03%       0.00%         1.10%         0.00%        1.10%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
Series I                0.04%       0.05%      0.04%       0.86%         0.99%         0.00%        0.99%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.04%       0.86%         1.19%         0.00%        1.19%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.02%       0.73%         0.84%         0.00%        0.84%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.73%         1.04%         0.00%        1.04%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.69%         0.81%         0.00%        0.81%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.69%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.74%         0.86%         0.00%        0.86%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.74%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
-------------------------------------------------------------------------------------------------------------
Series I                0.04%       0.05%      0.03%       0.71%         0.83%         0.00%        0.83%
-------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.71%         1.03%         0.00%        1.03%
-------------------------------------------------------------------------------------------------------------

MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.03%       0.00%         0.55%         0.00%        0.55%
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.03%       0.00%         0.75%         0.00%        0.75%
-------------------------------------------------------------------------------------------------------------

MID CAP STOCK
-------------------------------------------------------------------------------------------------------------
Series I                0.84%       0.05%      0.05%       0.00%         0.94%         0.00%        0.94%
-------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.05%       0.00%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------

MID VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.96%       0.05%      0.05%       0.00%         1.06%         0.00%        1.06%
-------------------------------------------------------------------------------------------------------------
Series II               0.96%       0.25%      0.05%       0.00%         1.26%         0.00%        1.26%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
MONEY MARKET(11)
-------------------------------------------------------------------------------------------------------------
Series I                0.47%       0.05%      0.04%       0.00%         0.56%         0.00%        0.56%
-------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.04%       0.00%         0.76%         0.00%        0.76%
-------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
-------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.04%       0.00%         1.29%         0.00%        1.29%
-------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.02%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
-------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.04%       0.00%         0.98%         0.00%        0.98%
-------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
-------------------------------------------------------------------------------------------------------------
Series I                0.70%       0.05%      0.04%       0.00%         0.79%         0.00%        0.79%
-------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.04%       0.00%         0.99%         0.00%        0.99%
-------------------------------------------------------------------------------------------------------------

REAL RETURN BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

SCIENCE AND
  TECHNOLOGY
-------------------------------------------------------------------------------------------------------------
Series I                1.05%       0.05%      0.05%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.05%       0.00%         1.35%         0.00%        1.35%
-------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
-------------------------------------------------------------------------------------------------------------
Series I(10)            0.57%       0.05%      0.19%       0.00%         0.81%         0.00%        0.81%
-------------------------------------------------------------------------------------------------------------
Series II(10)           0.57%       0.25%      0.19%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------
Series I                1.06%       0.05%      0.04%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%       0.00%         1.35%         0.00%        1.35%
-------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.48%       0.05%      0.03%       0.00%         0.56%         0.00%        0.56%
-------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%      0.03%       0.00%         0.76%         0.00%        0.76%
-------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES(8,9)
-------------------------------------------------------------------------------------------------------------
Series I                1.00%       0.05%      0.15%       0.00%         1.20%        -0.08%        1.12%
-------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.15%       0.00%         1.40%        -0.08%        1.32%
-------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.05%       0.00%         1.36%         0.00%        1.36%
-------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------
Series I                1.03%       0.05%      0.05%       0.01%         1.14%         0.00%        1.14%
-------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%      0.05%       0.01%         1.34%         0.00%        1.34%
-------------------------------------------------------------------------------------------------------------

SMALLER COMPANY
  GROWTH(8,9)
Series I(10)            1.07%       0.05%      0.11%       0.00%         1.23%        -0.12%        1.11%
-------------------------------------------------------------------------------------------------------------
Series II(10)           1.07%       0.25%      0.11%       0.00%         1.43%        -0.12%        1.31%
-------------------------------------------------------------------------------------------------------------

STRATEGIC BOND
-------------------------------------------------------------------------------------------------------------
Series I                0.67%       0.05%      0.05%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------
Series II               0.67%       0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES(12)
-------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.07%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Series I                0.68%       0.05%      0.04%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
-------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
-------------------------------------------------------------------------------------------------------------
Series I                0.49%       0.05%      0.03%       0.00%         0.57%         0.00%        0.57%
-------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%      0.03%       0.00%         0.77%         0.00%        0.77%
-------------------------------------------------------------------------------------------------------------

U.S. HIGH YIELD BOND
-------------------------------------------------------------------------------------------------------------
Series II               0.72%       0.25%      0.04%       0.00%         1.01%         0.00%        1.01%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
UTILITIES
-------------------------------------------------------------------------------------------------------------
Series I                0.82%       0.05%      0.08%       0.00%         0.95%         0.00%        0.95%
-------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.08%       0.00%         1.15%         0.00%        1.15%
-------------------------------------------------------------------------------------------------------------

VALUE
-------------------------------------------------------------------------------------------------------------
Series I                0.74%       0.05%      0.05%       0.00%         0.84%         0.00%        0.84%
-------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%      0.05%       0.00%         1.04%         0.00%        1.04%
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                                      TOTAL
                                                                     OPERAT-
                                DISTRIBUTION             ACQUIRED      ING    CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES EXPENS-    EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES   ES(1)  REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES
  FUNDS, INC. (13):
--------------------------------------------------------------------------------------------------------

BLACKROCK BASIC
  VALUE V.I. FUND       0.60%       0.15%      0.09%       0.00%      0.84%      0.00%         0.84%
--------------------------------------------------------------------------------------------------------
  BlackRock Global
     Allocation V.I.
     Fund(14,15)        0.65%       0.15%      0.09%       0.02%      0.91%      0.00%         0.91%
--------------------------------------------------------------------------------------------------------
  BlackRock Value
     Opportunities
     V.I. Fund(15)      0.75%       0.15%      0.13%       0.03%      1.06%      0.00%         1.06%
--------------------------------------------------------------------------------------------------------

PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
--------------------------------------------------------------------------------------------------------
  VIT All Asset
     Portfolio(16)      0.43%       0.25%      0.20%       0.69%      1.57%      0.00%         1.57%
--------------------------------------------------------------------------------------------------------


 (1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

 (2) The table reflects the combined fees of the feeder fund and the master fund.

 (3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.

 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

 (6) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.

 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.

 (8) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.

 (9) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(10) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.

(11) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.

(12) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.11%.

(13) BlackRock Advisors, LLC ("BlackRock") and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2011. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.

(14) Includes dividend expense of 0.01%.

(15) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

(16) Management Fees for the PIMCO VIT All Asset Portfolio reflect an advisory, supervisory and administrative fee payable to Pacific Investment Management Company LLC ("PIMCO"), the adviser to the Portfolio. Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolios and upon the total annual operating expenses of the Institutional Class of these underlying Portfolios. Acquired Portfolio Fees and Expenses will vary with changes in the expenses of the underlying Portfolios, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please refer to the prospectus for the underlying Portfolio. PIMCO has contractually agreed, through May 1, 2011, to reduce its management fee, to the extent that the underlying Portfolio expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For more information, please refer to the prospectus for the underlying Portfolio.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as guaranteed minimum benefit amounts and the Annuity Options, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
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                                       18

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Trust; or
       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management
The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment

Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds
Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



BLACKROCK INVESTMENT MANAGEMENT, LLC
     Large Cap Value Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of large cap U.S.
                                                  companies with strong relative earnings
                                                  growth, earnings quality and good relative
                                                  valuation.



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund, which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income and Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in common stocks of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which normally invests at least 65% of
                                                  its net assets in investment-grade debt
                                                  securities and up to 35% of its net assets in
                                                  lower rated debt securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow
                                                  over time. To do this, the Portfolio invests
                                                  all of its assets in Class 1 shares of the
                                                  master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests
                                                  primarily in common stocks of companies
                                                  located around the world that the adviser
                                                  believes have potential for growth.

     American Global Small Capitalization         Seeks to make the shareholders' investment
     Trust                                        grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which
                                                  invests primarily in stocks of smaller
                                                  companies located around the world.

     American Growth Trust                        Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series
                                                  Growth Fund, which invests primarily in common
                                                  stocks and seeks to invest in companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND (CONTINUED)

     American Growth-Income Trust                 Seeks to make the shareholders' investments
                                                  grow and to provide the shareholder with
                                                  income over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Growth-Income Fund, which invests
                                                  primarily in common stocks or other securities
                                                  that demonstrate the potential for
                                                  appreciation and/or dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series International Fund, which invests
                                                  primarily in common stocks of companies
                                                  located outside the U.S. that the adviser
                                                  believes have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily
                                                  in stocks of companies with significant
                                                  exposure to countries with developing
                                                  economies and/or markets that the adviser
                                                  believes have potential of providing capital
                                                  appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     All Cap Core Trust(2)                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000 Index. These
                                                  securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of REITs
                                                  and real estate companies.



DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
     (successor to International Small Cap        this, the Portfolio invests at least 80% of
     Trust)                                       its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primarily invest its assets in equity
                                                  securities of non-U.S. small companies of
                                                  developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.



DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.



FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND MFC GLOBAL INVESTMENT
  MANAGEMENT (U.S.A.) LIMITED(4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
     (successor to Emerging Small Company         this, the Portfolio invests at least 80% of
     Trust)                                       its assets in small cap equity securities.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.



                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
     (successor to All Cap Growth Trust)          the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Core Allocation Plus
                                                  Trust. The Portfolio is a fund-of-funds and is
                                                  also authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Balanced Trust. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Disciplined
                                                  Diversification Trust. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund-
                                                  of-funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.



LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.



MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.



                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(5)

     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  Portfolios of the American Funds Insurance
                                                  Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is
                                                  a fund-of-funds and is also authorized to
                                                  invest in six other Portfolios of the American
                                                  Funds Insurance Series as well as other
                                                  underlying Portfolios, investment companies,
                                                  and other types of investments.

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five Portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in five other Portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying Portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  Portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  Portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 100% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
     (successor to Global Allocation Trust)       current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 50% of its
                                                  assets in Portfolios that invest primarily in
                                                  equity securities, and approximately 50% in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 80% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities, and approximately 20%
                                                  in Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 70% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities, and approximately 30% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 60% of its assets in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities, and approximately 40% of
                                                  its assets in Portfolios which invest
                                                  primarily in equity securities.

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
     (successor to Mid Cap Intersection Trust)    return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P MidCap 400(R)
                                                  Index(5) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: The returns of the Money Market
                                                  Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(7) and securities that as a group
                                                  will behave in a manner similar to the Index.



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     High Income Trust                            Seeks high current income; capital
                                                  appreciation is a secondary goal. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or
                                                  are unrated equivalents.

     Short Term Government Income Trust           Seeks a high level of current income
     (successor to U.S. Government Securities     consistent with preservation of capital.
     Trust)                                       Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. Under normal circumstances,
                                                  the Portfolio's effective duration is no more
                                                  than 3 years.

     Strategic Income Opportunities Trust         Seeks to maximize total return consistent with
     (formerly Strategic Income Trust)            current income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in foreign government and corporate
                                                  debt securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds,
                                                  investment grade corporate bonds, and currency
                                                  instruments.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and non-U.S.
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its total assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
     (successor to Pacific Rim Trust)             based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(8) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.



T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(9)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
                                                  and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of common
                                                  stocks of mid-size U.S. companies that are
                                                  believed to be undervalued by various measures
                                                  and offer good prospects for capital
                                                  appreciation.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.



TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(10)                Seeks long-term growth of capital. To do this,
     (successor to "Overseas Equity Trust")       the Portfolio invests at least 80% of its net
                                                  assets in equity securities of companies
                                                  located outside the U.S., including in
                                                  emerging markets.



UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.



VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio
              and we list the Portfolios alphabetically by manager.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

     U.S. High Yield Bond Trust                   Seeks total return with a high level of
                                                  current income. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S.
                                                  corporate debt securities that are below
                                                  investment grade, including preferred and
                                                  other convertible high yield securities.



WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(11)                         Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

     Strategic Bond Trust(11)                     Seeks a high level of total return consistent
                                                  with preservation of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in fixed-income securities across a
                                                  range of credit qualities and may invest a
                                                  substantial portion of its assets in
                                                  obligations rated below investment grade.


                    BLACKROCK VARIABLE SERIES FUNDS, INC.(12)
 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.

BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management. The Portfolio is a
                                                  fund-of-funds and normally invests
                                                  substantially all its assets in Institutional
                                                  Class shares of underlying PIMCO portfolios.


 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

 (5) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.

 (6) "Russell 2000(R)" and "Russell 1000(R) are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R) Value Index was from $239 million to $307.3 billion.

 (7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.

 (8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.

 (9) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

(10) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(11) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.

(12) Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (where applicable, see Appendix C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $10,000.

Additional Purchase Payments must be at least $30. Purchase Payments may be made at any time and must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
       - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or
       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We impose limits on the minimum amount of Additional Purchase Payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any Unpaid Loan and minus the annual $40 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Payment Enhancements
When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment, on Contracts issued prior to April 4, 2009. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We may terminate a "promotional rate" at any time. If we do, Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

        PAYMENT ENHANCEMENTS FOR CONTRACTS ISSUED PRIOR TO APRIL 4, 2009

                                        GUARANTEED   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL
CUMULATIVE PURCHASE PAYMENTS               RATE       RATE A(1)     RATE B(2)     RATE C(3)     RATE D(4)     RATE E(5)
------------------------------------------------------------------------------------------------------------------------
Under $500,000                              3.0%         4.0%          5.0%          4.5%          4.0%          5.0%
$500,000-$2.5 million                       4.0%         5.0%          5.5%          5.0%          4.5%          5.5%
Over $2.5 million                           5.0%         6.0%          6.0%          5.5%          5.0%          6.0%
------------------------------------------------------------------------------------------------------------------------

                                        PROMOTIONAL   PROMOTIONAL   PROMOTIONAL   PROMOTIONAL
CUMULATIVE PURCHASE PAYMENTS             RATE F(6)     RATE G(7)     RATE H(8)     RATE I(9)
---------------------------------------------------------------------------------------------
Under $500,000                              4.0%          5.0%          6.0%          5.0%
$500,000-$2.5 million                       4.5%          5.0%          6.0%          6.0%
Over $2.5 million                           5.0%          5.0%          6.0%          6.0%
---------------------------------------------------------------------------------------------



 (1) Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.

 (2) Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.

 (3) Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.

 (4) Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.

 (5) Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.

 (6) Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.

 (7) Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.

 (8) Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.

 (9) Promotional Rate I: Contracts issued on or after June 2, 2008.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we would have returned the Purchase Payments if this is greater than the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We add 3% or more to each Purchase Payment you make.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:
       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and
       -  The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

LETTER OF INTENT. (not available in New York or Oregon). Using a Letter of Intent may permit you to receive a larger Payment Enhancement. The next higher Payment Enhancement percentage may have been applied to your initial Purchase Payment if you provided us with satisfactory evidence (referred to as a "Letter of Intent") that your total Purchase Payments in the first 13 months would satisfy the requirement for the higher percentage. Satisfactory evidence requires, but is not limited to, a minimum initial Purchase Payment of at least 50% of the minimum required Purchase Payment for the higher percentage. We reserve the right to recover an amount from your Contract if your total Purchase Payments received within 13 months from the issue date of your Contract do not equal or exceed the amount (promised in your Letter of Intent) used to determine a Payment Enhancement. The amount we may recover is the original amount of Payment Enhancement applied to your Contract minus the amount of Payment Enhancement that would have been applied had you not submitted a Letter of Intent (the "excess Payment Enhancement").

If the value of such accumulation units declines, we will recover the full amount of the excess Payment Enhancement. Therefore, you bear the risk that if your Letter of Intent is not completed, the value of your Contract may be less than had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Amounts recovered are withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

The promotional rates applicable to the initial Purchase Payment under a Letter of Intent continue in effect for the 13 month Letter of Intent completion period regardless of a termination generally of the promotional rates during such a period.

IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS OF YOUR CONTRACT ISSUE DATE, YOUR CONTRACT MAY RECEIVE A LOWER PAYMENT ENHANCEMENT PERCENTAGE THAN WOULD OTHERWISE BE AVAILABLE.

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions
We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services - Dollar Cost Averaging Program
We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


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 We make available Dollar Cost Averaging and Asset Rebalancing programs.
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

Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;
       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or
       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.



--------------------------------------------------------------------------------
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 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
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                                       38

Special Withdrawal Services - The Income Plan
We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  a minimum death benefit.

We have the right to deduct from the death benefit any Payment Enhancements applied to the Contract in the 12-month period prior to the date of an Owner's death, but we currently waive this right. We do not deduct earnings attributable to Payment Enhancements from the death benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the minimum death benefit as follows:
       - We limit the minimum death benefit on Venture Vantage(R) Contracts so that it does not exceed $10 million, except for: (a) Contracts issued in HI, MA, MN and VT; (b) Contracts issued in IL prior to July 25, 2003; and (c) Contracts issued prior to June 2, 2003 in all other states.
       - During the first nine Contract Years, the minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.
       - After the ninth Contract Year, the minimum death benefit is the greater of: (a) the total amount of all Purchase Payments, less any amounts deducted in connection with partial withdrawals; and (b) the Contract Value on the last day of the ninth

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 You may make systematic "Income Plan" withdrawals.
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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
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                                       39

          Contract Year, plus the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since then.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, we reduce the minimum death benefit by the dollar amount of the partial withdrawals.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Annuity Commencement Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.
       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).
       -  We will waive withdrawal charges for all future distributions.

       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.
       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
       - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between January 29, 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary
       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date.

Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.
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----------
(*) We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Series Rider, this

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Annuity Option is available only if one Covered Person, not two, remains on the
Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-Up optional benefit Rider; and
       - (for Principal Plus for Life, Principal Plus for Life Plus Spousal Protection and Principal Plus for Life Plus Automatic Annual Step-Up Riders) there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period

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will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       -  the Guaranteed Withdrawal Amount on the Annuity Commencement Date as
          provided by the Rider that you purchased with your Contract; or
       -  the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;

       B equals the dollar amount requested to be paid out as part of the commutation;

       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract

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Value as of the date not more than ten Business Days prior to the Annuity
Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the

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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

Right to Review
You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or
(b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")
       - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.
       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
       - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations.

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 You have a right to cancel your Contract, within the permitted time.
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 You own the Contract.
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          You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional

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 The Annuitant is either you or someone you designate.
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 The Beneficiary is the person you designate to receive the death benefit if you die.
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Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.

Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable administration fee and withdrawal charge. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:
       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;
       - an emergency exists, as determined by the SEC, in of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or
       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free Withdrawal Amounts," described below, or (iv) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:
       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract issued on or after April 1, 2003, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge. Upon full surrender of a Contract issued prior to April, 2003, we will liquidate the excess of the Contract Value over the free Withdrawal Amount if lower.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                            MAXIMUM WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

First Year                             8.5%
Second Year                            8.5%
Third Year                               8%
Fourth Year                              7%
Fifth Year                               6%
Sixth Year                               5%
Seventh Year                             4%
Eighth Year                              3%
Ninth Year                               2%
Thereafter                               0%


The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge. Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)
For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VII. FEDERAL TAX MATTERS").

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We deduct each year an annual Contract fee of $40. However, if during the Accumulation Period the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we waive the fee. During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of that Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on other than the last day of any Contract Year, the $40 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administration expenses. We deduct from each Subaccount a daily charge at an annual effective rate of 0.30% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:
       - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
       - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
       - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
       - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
       - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.
                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


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In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract
(determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
       -  if distributed in accordance with an existing period certain Annuity
          Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions
There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;


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       -  attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts
IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010
On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross

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income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions
Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


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Penalty Tax on Premature Distributions
There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;
       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;
       - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or
       - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions
Eligible rollover distributions from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of

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the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs
You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan

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qualifies under Section 403(b) of the Code and complies with applicable Treasury
Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required
Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we credit initial and Additional Purchase Payments to the Contract with an additional 5% of the Purchase Payment. (However, the amount of the Payment Enhancement and the credit may not exceed 10% of the Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit equals 10% of the Purchase Payment.)

We apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each Additional Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and Additional Purchase Payments made, after the date of termination. Initial and Additional Purchase Payments that do not receive the Payment Enhancement and credits described above will receive the guaranteed Payment Enhancement set forth under "Payment Enhancements" above.

The following classes of individuals are eligible for this waiver:
       - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and
       - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements
The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, and no additional payments are made and there are no partial withdrawals.

The table below illustrates six examples of the withdrawal charges that would be imposed if the Contract were completely withdrawn. All Contract Values are hypothetical. During any Contract Year the free Withdrawal Amount is the greater of the Contract Value minus unliquidated Purchase Payments (accumulated earnings), or 10% of total Purchase Payments made under the Contract minus any partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                8.50%                $4,250
----------------------------------------------------------------------------------------------------------------------------------
          4                  $50,500              $5,000(2)              $45,500                7.00%                $3,185
----------------------------------------------------------------------------------------------------------------------------------
          6                  $60,000             $10,000(3)              $50,000                5.00%                $2,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  $35,000              $5,000(4)            $45,000(4)               4.00%                $1,800
----------------------------------------------------------------------------------------------------------------------------------
          8                  $80,000             $30,000(5)              $50,000                3.00%                $1,500
----------------------------------------------------------------------------------------------------------------------------------
         10                  $70,000             $20,000(6)              $50,000                0.00%                  $0
----------------------------------------------------------------------------------------------------------------------------------


 (1) In the second Contract Year the earnings under the Contract are $5,000 ($55,000 - $50,000 = $5,000), and 10% of Purchase Payments is equal to $5,000 (0.10 x $50,000 = $5,000). Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against that liquidated payment.
 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less withdrawal amount).
 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated.
 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total Purchase Payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total Purchase Payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (5) In the example for the eighth Contract Year, the accumulated earnings of $30,000 is greater than 10% of Purchase Payments ($5,000). The free Withdrawal Amount therefore is equal to the accumulated earnings of $30,000 and the withdrawal charge is applied to the payments liquidated.
 (6) There is no withdrawal charge on any Purchase Payments that have been in the Contract for at least 10 years.

EXAMPLE 2. Assume: that a single Purchase Payment of $50,000 is made, a 3% Payment Enhancement of $1,500 is credited to Contract Value, no transfers are made, no additional payments are made, and that there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE        AMOUNT             AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                  8.00%                   $0
--------------------------------------------------------------------------------------------------------------------------
      $49,000            $5,000           $3,000(2)               $2,000                8.00%                  $160
--------------------------------------------------------------------------------------------------------------------------
      $52,000            $7,000           $4,000(3)               $3,000                8.00%                  $240
--------------------------------------------------------------------------------------------------------------------------
      $44,000            $8,000             $0(4)                 $8,000                8.00%                  $640
--------------------------------------------------------------------------------------------------------------------------


 (1) The free Withdrawal Amount during any Contract Year is the greater of the Contract Value minus unliquidated payments (accumulated earnings), or 10% of Purchase Payments minus 100% of all prior withdrawals in that Contract Year. For the first example, accumulated earnings of $15,000 ($65,000 - $50,000 = $15,000) is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $0). The amount requested ($2,000) is less than the free withdrawal amount. Therefore, payments are not liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulated earnings ($49,000 - $50,000 0), so the free Withdrawal Amount is limited to 10% of Purchase Payments minus 100% of all prior withdrawals during the Contract Year. Because $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and will result in payments being liquidated. The remaining unliquidated payments after the $5,000 partial withdrawal are $48,000 ($50,000 - $2,000 = $48,000).
 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 which results in $4,000 of accumulated earnings ($52,000 - $48,000 = $4,000) which is greater than 10% of Purchase Payments minus prior withdrawals this Contract Year ($5,000 - $2,000 - $5,000 0). Hence the free Withdrawal Amount is $4,000, leaving $3,000 of the $7,000 partial withdrawal subject to a withdrawal charge. The unliquidated payments are reduced by $3,000 to $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,0000 0) and the full 10% of Purchase Payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year, the full 10% of Purchase Payments would be available for withdrawal requests during that Contract Year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.

--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
   (SEP - IRAS)     employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
  PLANS (H.R. 10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       1. GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON
       2.  TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
       WASHINGTON
       3.  ANNUAL STEP-UP DEATH BENEFIT

GUARANTEED EARNINGS MULTIPLIER
(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier
Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee
A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for Guaranteed Earnings Multiplier.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to:
       -  The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;
       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor
For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below).

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN            MULTIPLIER*
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                * If a Purchase Payment is received on or after
                  the oldest Owner's attained age 71, the
                  Payment Multiplier equals 100% in all years.
                  THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER
                  THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options
WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

ANNUAL STEP-UP DEATH BENEFIT

You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:
       - the death benefit described under "Death Benefit During Accumulation Period"; or
       -  the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

TERMINATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT. The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

ANNUAL STEP-UP DEATH BENEFIT FEE. A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.

THE ADDITION OF THE ANNUAL STEP-UP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract -- Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract -- Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series Riders, or a Principal Plus For Life Plus Automatic Annual Step-Up Rider purchased after December 15, 2008)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Fund in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:


--------------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME      MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
DIVERSIFICATION                              50%              American Global Growth Trust
(not available after April 30,
2009):                                       20%              American Bond Trust
                                             15%              American Global Small Capitalization Trust
                                             10%              American High-Income Bond Trust
                                              5%              American New World Trust
--------------------------------------------------------------------------------------------------------
FUNDAMENTAL HOLDINGS OF
AMERICA                                      35%              American Bond Trust
(not available after April 30,
2009):                                       25%              American Growth-Income Trust
                                             25%              American Growth Trust
                                             15%              American International Trust
--------------------------------------------------------------------------------------------------------
GLOBAL BALANCED                              30%              Fundamental Value Trust
(not available after April 30,
2007):                                       25%              American International Trust
                                             25%              Lifestyle Balanced Trust
                                             20%              Global Bond Trust
--------------------------------------------------------------------------------------------------------
BLUE CHIP BALANCED                           40%              Investment Quality Bond Trust
(not available after April 30,
2007):                                       30%              American Growth Trust
                                             30%              American Growth-Income Trust
--------------------------------------------------------------------------------------------------------
VALUE STRATEGY                               30%              Fundamental Value Trust
(not available after February
10, 2006):                                   30%              Equity-Income Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
GROWTH BLEND                                 40%              Blue Chip Growth Trust
(not available after February
10, 2006):                                   20%              American Growth-Income Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
CORE HOLDINGS OF AMERICA                     35%              Active Bond Trust
(not available after August 1,
2005):                                       25%              American Growth Trust
                                             25%              American Growth-Income Trust
                                             15%              American International Trust
--------------------------------------------------------------------------------------------------------
CORE SOLUTION                                34%              Strategic Income Trust
(not available after April 30,
2005):                                       33%              Blue Chip Growth Trust
                                             33%              Equity-Income Trust
--------------------------------------------------------------------------------------------------------
VALUE BLEND                                  40%              Equity-Income Trust
(not available after April 30,
2005):                                       20%              American Growth Trust
                                             20%              Active Bond Trust
                                             20%              Strategic Bond Trust
--------------------------------------------------------------------------------------------------------
GLOBAL                                       30%              International Value Trust
(not available after April 30,
2005):                                       30%              Global Bond Trust
          '                                  20%              American Growth-Income Trust
                                             20%              Blue Chip Growth Trust
--------------------------------------------------------------------------------------------------------



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;
       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any

Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).
       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10(th) Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your

Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% (($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the

Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------
2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


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We will increase the Benefit Base to reflect Step-Ups, Credits and Additional
Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review)); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).


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Increases in Guaranteed Amounts
Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


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

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a

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Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the

Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 = $110,000 - $11,000).
The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------
2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount ; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person and       automatically increase the Benefit Base to equal the initial death
    the              benefit we determine, if the death benefit is greater than the
    Beneficiary      Benefit Base prior to our determination. We will also recalculate
    is the           the Lifetime Income Amount to equal 5% of the recalculated Benefit
    deceased         Base and will assess the Rider Fee based on the recalculated
    Owner's          Benefit Base.
    spouse
                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                     Review) fee at that time.

---------------------------------------------------------------------------------------
2.  Not the       -  may continue in the same manner as 1.
    Covered
    Person and    -  enters its Settlement Phase if a subsequent withdrawal would
    the              deplete the Contract Value to zero, and the remaining Lifetime
    Beneficiary      Income Amount for the year of withdrawal is still greater than
    is not the       zero.
    deceased
    Owner's       -  does not continue to be eligible for any Credits and Step-Ups, or
    spouse           a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus
                     For Life (Annual Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

3.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------
4.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is not the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal

               Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.

       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our

Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE
BENEFICIARY IS:   THEN PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------
2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount.

The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10(th) Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefit

This Appendix provides a general description of the optional guaranteed minimum income benefit Rider that may have been available at the time you purchased a Venture Vantage(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDER APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders. The optional guaranteed retirement income benefit guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the guaranteed retirement income benefit Rider. If the guaranteed retirement income benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by guaranteed retirement income benefit, we will pay the monthly annuity payments available under the Contract. The guaranteed retirement income benefit Rider was available only at Contract issue. The Rider is irrevocable and may only be terminated as described below.

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM II. Guaranteed Retirement Income Program II was available for Contracts issued on or after January 29, 2001 to December 30, 2002 (beginning and end dates may vary by state).

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary, and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE

The Growth Factor Income Base is equal to (a) less (b), where:
       - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each Purchase Payment is allocated to the Contract; and
       - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions
- Annuity Options" in "V. Description of the Contract").

Life Annuity with a 10-Year Period Certain.
Joint and Survivor Life Annuity with a 20-Year Period Certain - (availability may vary by state).
The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
                                                        ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM II                    0.45%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

Hence, you should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which the Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:
       -  Venture Vantage(R) Contracts with no optional benefit Riders;
       - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Venture Vantage(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       - Venture Vantage(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus For Life, Income Plus For Life - Joint Life and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

               ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     7.497    12.127    11.742    10.347    10.076     9.281     7.364     9.654    11.190    12.500
Value at End of Year       9.282     7.497    12.127    11.742    10.347    10.076     9.281     7.364     9.654    11.190
No. of Units           1,109,861 1,692,558 2,092,224 2,557,276 3,030,689 3,719,701 4,066,725 3,415,567 3,091,176 1,351,791

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     8.088    13.089    12.680    11.178    10.891    10.037     7.968    10.451    12.500        --
Value at End of Year      10.008     8.088    13.089    12.680    11.178    10.891    10.037     7.968    10.451        --
No. of Units             630,516   787,031   837,104 1,020,996 1,425,102 1,782,811 1,867,019 1,937,018   709,497        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     7.594    12.308    11.941    10.543    10.288     9.496     7.549     9.916    11.517    12.500
Value at End of Year       9.383     7.594    12.308    11.941    10.543    10.288     9.496     7.549     9.916    11.517
No. of Units              82,285   118,730   153,658   181,845   228,511   292,495   350,601   437,656   491,831   141,045

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     7.961    12.909    12.531    11.069    10.806     9.979     7.937    10.431    12.500        --
Value at End of Year       9.831     7.961    12.909    12.531    11.069    10.806     9.979     7.937    10.431        --
No. of Units             337,600   334,732   465,696   538,272   637,425   694,611   722,266   645,400   514,816        --

500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    10.280    16.679    16.176    14.278    13.927    12.859    10.222    12.500        --        --
Value at End of Year      12.712    10.280    16.679    16.176    14.278    13.927    12.859    10.222        --        --
No. of Units             548,783   583,762   531,854   574,688   694,681   740,284   616,291   411,632        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.246    16.632    16.139    14.252    13.908    12.849    10.219    12.500        --        --
Value at End of Year      12.663    10.246    16.632    16.139    14.252    13.908    12.849    10.219        --        --
No. of Units             287,632   325,403   410,538   480,246   601,264   766,823   630,294   668,650        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.144    16.492    16.027    14.174    13.853    12.817    10.209    12.500        --        --
Value at End of Year      12.519    10.144    16.492    16.027    14.174    13.853    12.817    10.209        --        --
No. of Units              40,468    44,898    75,383   102,448   107,999   130,106    62,241     4,654        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.110    16.445    15.990    14.149    13.835    12.807    10.206    12.500        --        --
Value at End of Year      12.471    10.110    16.445    15.990    14.149    13.835    12.807    10.206        --        --
No. of Units              74,404    72,643    93,769   114,312   127,114   169,743   146,674   129,388        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.679    19.026    18.526    16.418    16.078    14.906    12.500        --        --        --
Value at End of Year      14.384    11.679    19.026    18.526    16.418    16.078    14.906        --        --        --
No. of Units               2,549     2,491     4,608     4,666     4,602     4,402       580        --        --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year    11.659    13.236    12.921    12.568    12.500        --        --        --        --        --
Value at End of Year      14.328    11.659    13.236    12.921    12.568        --        --        --        --        --
No. of Units             642,576   820,444 1,108,730 1,385,634 1,726,598        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.638    13.219    12.911    12.563    12.500        --        --        --        --        --
Value at End of Year      14.294    11.638    13.219    12.911    12.563        --        --        --        --        --
No. of Units             241,086   272,891   371,776   433,617   567,347        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    11.574    13.166    12.878    12.551    12.500        --        --        --        --        --
Value at End of Year      14.194    11.574    13.166    12.878    12.551        --        --        --        --        --
No. of Units              70,302    70,753   104,493   152,955   193,331        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.552    13.148    12.868    12.547    12.500        --        --        --        --        --
Value at End of Year      14.161    11.552    13.148    12.868    12.547        --        --        --        --        --
No. of Units             342,332   371,944   441,996        --   320,822        --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED    ENDED      ENDED    ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year    11.579    13.163    12.882    12.555    12.500        --        --        --        --        --
Value at End of Year      14.181    11.579    13.163    12.882    12.555        --        --        --        --        --
No. of Units           2,320,124 2,449,770 3,582,555 3,822,207 4,077,336        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.558    13.145    12.872    12.551    12.500        --        --        --        --        --
Value at End of Year      14.148    11.558    13.145    12.872    12.551        --        --        --        --        --
No. of Units             161,853   168,883   266,006   257,852   320,832        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.494    13.092    12.839    12.538    12.500        --        --        --        --        --
Value at End of Year      14.049    11.494    13.092    12.839    12.538        --        --        --        --        --
No. of Units           1,245,312 1,337,223 2,004,259 2,117,845 2,172,988        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.473    13.075    12.829    12.534    12.500        --        --        --        --        --
Value at End of Year      14.016    11.473    13.075    12.829    12.534        --        --        --        --        --
No. of Units              40,871    42,170    43,265    41,509    47,915        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.410    13.023    12.797    12.521    12.500        --        --        --        --        --
Value at End of Year      13.918    11.410    13.023    12.797    12.521        --        --        --        --        --
No. of Units             134,938   139,633   181,512   197,613   197,934        --        --        --        --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    11.224     8.515    11.525    15.816    15.595
Value at End of Year          --        --        --        --        --    12.074    11.224     8.515    11.525    15.816
No. of Units                  --        --        --        --        -- 2,851,331 3,726,585 4,191,450 5,299,655 6,158,356

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --     8.776     6.661     9.021    12.500        --
Value at End of Year          --        --        --        --        --     9.437     8.776     6.661     9.021        --
No. of Units                  --        --        --        --        --   825,482   976,747   932,953   524,872        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --     7.888     5.996     8.132    11.182    12.500
Value at End of Year          --        --        --        --        --     8.469     7.888     5.996     8.132    11.182
No. of Units                  --        --        --        --        --   695,275   762,087   921,850 1,236,461   929,491

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --     8.725     6.636     9.004    12.500        --
Value at End of Year          --        --        --        --        --     9.363     8.725     6.636     9.004        --
No. of Units                  --        --        --        --        --   372,809   458,624   501,204   383,969        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    12.576     9.562    12.500        --        --
Value at End of Year          --        --        --        --        --    13.522    12.576     9.562        --        --
No. of Units                  --        --        --        --        --   275,441   264,794   198,982        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    12.566     9.559    12.500        --        --
Value at End of Year          --        --        --        --        --    13.504    12.566     9.559        --        --
No. of Units                  --        --        --        --        --   275,196   311,375   258,493        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --    12.535     9.550    12.500        --        --
Value at End of Year          --        --        --        --        --    13.451    12.535     9.550        --        --
No. of Units                  --        --        --        --        --    29,897    15,062     3,529        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    12.525     9.547    12.500        --        --
Value at End of Year          --        --        --        --        --    13.433    12.525     9.547        --        --
No. of Units                  --        --        --        --        --    77,883    90,519   184,125        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --    15.708    12.500        --        --        --
Value at End of Year          --        --        --        --        --    16.822    15.708        --        --        --
No. of Units                  --        --        --        --        --     3,763     5,209        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     8.919    15.006    14.846    13.139    12.233    10.681     8.246    11.202    14.470    20.210
Value at End of Year      11.282     8.919    15.006    14.846    13.139    12.233    10.681     8.246    11.202    14.470
No. of Units             843,345 1,055,474 1,415,413 1,885,107 2,388,011 2,992,929 3,740,942 4,509,265 6,084,620 8,064,386

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     7.271    12.239    12.114    10.727     9.992     8.729     6.742     9.164    12.500        --
Value at End of Year       9.192     7.271    12.239    12.114    10.727     9.992     8.729     6.742     9.164        --
No. of Units             178,256   199,694   239,197   278,173   351,887   445,480   507,114   497,283   278,144        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     5.514     9.295     9.214     8.171     7.623     6.669     5.159     7.022     9.089    12.500
Value at End of Year       6.960     5.514     9.295     9.214     8.171     7.623     6.669     5.159     7.022     9.089
No. of Units             158,565   169,835   221,527   248,525   357,247   448,664   529,677   612,227   951,066   633,621

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     7.157    12.070    11.972    10.622     9.914     8.678     6.716     9.147    12.500        --
Value at End of Year       9.030     7.157    12.070    11.972    10.622     9.914     8.678     6.716     9.147        --
No. of Units              94,896   102,252   112,002   127,722   210,698   253,290   302,034   309,856   328,103        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.248    18.961    18.805    16.673    15.550    13.609    10.530    12.500        --        --
Value at End of Year      14.204    11.248    18.961    18.805    16.673    15.550    13.609    10.530        --        --
No. of Units              31,243    41,376    60,740   105,112    76,393    79,436    66,706    39,486        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.210    18.908    18.761    16.643    15.530    13.597    10.526    12.500        --        --
Value at End of Year      14.150    11.210    18.908    18.761    16.643    15.530    13.597    10.526        --        --
No. of Units              35,610    40,458    61,542    65,451    77,751    83,424    68,986    50,763        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.099    18.749    18.632    16.552    15.468    13.564    10.516    12.500        --        --
Value at End of Year      13.989    11.099    18.749    18.632    16.552    15.468    13.564    10.516        --        --
No. of Units               8,915    11,386    10,393    12,115     8,258    12,986     3,187     2,118        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.062    18.696    18.589    16.522    15.448    13.553    10.513    12.500        --        --
Value at End of Year      13.935    11.062    18.696    18.589    16.522    15.448    13.553    10.513        --        --
No. of Units              19,839    21,998    28,991    22,524    24,601    29,952    31,067    21,065        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    20.801    18.516    17.338    15.234    12.500        --        --        --
Value at End of Year          --        --    20.889    20.801    18.516    17.338    15.234        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    10.171    17.794    16.129    15.370    14.322    13.655    10.731    14.418    19.212    21.871
Value at End of Year      12.127    10.171    17.794    16.129    15.370    14.322    13.655    10.731    14.418    19.212
No. of Units           1,130,959 1,344,976 1,761,636 2,194,454 2,647,052 3,496,415 4,204,121 5,232,727 7,107,575 8,283,310

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     6.226    10.899     9.884     9.423     8.785     8.380     6.589     8.857    12.500        --
Value at End of Year       7.420     6.226    10.899     9.884     9.423     8.785     8.380     6.589     8.857        --
No. of Units             422,396   473,670   568,872   700,299   788,410   992,134 1,115,708 1,264,682   524,872        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     5.392     9.453     8.585     8.198     7.654     7.312     5.758     7.751    10.350    12.500
Value at End of Year       6.416     5.392     9.453     8.585     8.198     7.654     7.312     5.758     7.751    10.350
No. of Units             333,595   393,057   521,080   598,547   733,648   931,986 1,171,903 1,345,602 1,973,351 1,211,311

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     6.128    10.749     9.767     9.331     8.716     8.331     6.564     8.841    12.500        --
Value at End of Year       7.288     6.128    10.749     9.767     9.331     8.716     8.331     6.564     8.841        --
No. of Units             224,680   247,617   294,843   356,884   453,187   560,830   630,769   678,676   782,842        --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     9.390    16.460    14.951    14.281    13.334    12.737    10.028    12.500        --        --
Value at End of Year      11.175     9.390    16.460    14.951    14.281    13.334    12.737    10.028        --        --
No. of Units             132,162   137,955   158,805   181,864   227,286   232,454   212,240   141,026        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.359    16.414    14.916    14.255    13.317    12.726    10.025    12.500        --        --
Value at End of Year      11.132     9.359    16.414    14.916    14.255    13.317    12.726    10.025        --        --
No. of Units              89,741   106,163   141,226   169,031   192,270   205,909   264,322   279,653        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.266    16.276    14.813    14.178    13.264    12.695    10.015    12.500        --        --
Value at End of Year      11.005     9.266    16.276    14.813    14.178    13.264    12.695    10.015        --        --
No. of Units               9,708    10,184    10,879    16,038    16,472    20,875    11,164     2,545        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.235    16.230    14.778    14.152    13.247    12.685    10.012    12.500        --        --
Value at End of Year      10.963     9.235    16.230    14.778    14.152    13.247    12.685    10.012        --        --
No. of Units              36,076    36,433    37,246    47,624    57,501    63,680    68,487    48,487        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.823    19.050    17.372    16.661    15.618    14.978    12.500        --        --        --
Value at End of Year      12.829    10.823    19.050    17.372    16.661    15.618    14.978        --        --        --
No. of Units               1,587     1,588     1,589     1,820     2,078     2,291     3,540        --        --        --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year    12.023    17.146    16.077    14.358    13.794    12.082     8.869    12.482    12.500        --
Value at End of Year      14.988    12.023    17.146    16.077    14.358    13.794    12.082     8.869    12.482        --
No. of Units             304,047   372,142   501,216   640,589   825,575   857,693   814,821   455,621   234,580        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.977    17.089    16.031    14.325    13.769    12.066     8.861    12.477    12.500        --
Value at End of Year      14.923    11.977    17.089    16.031    14.325    13.769    12.066     8.861    12.477        --
No. of Units             237,147   265,685   308,875   390,824   491,176   513,252   505,793   439,949    94,320        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    11.839    16.919    15.896    14.225    13.693    12.018     8.839    12.465    12.500        --
Value at End of Year      14.730    11.839    16.919    15.896    14.225    13.693    12.018     8.839    12.465        --
No. of Units              61,256    71,223    83,653   103,990   171,768   208,129   149,633    62,686     9,206        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.794    16.863    15.850    14.192    13.668    12.002     8.832    12.461    12.500        --
Value at End of Year      14.666    11.794    16.863    15.850    14.192    13.668    12.002     8.832    12.461        --
No. of Units              94,482   109,692   139,569   178,070   221,343   265,489   280,415   162,792        --        --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    12.959    18.504    17.395    15.561    14.991    13.149     9.666    12.500        --        --
Value at End of Year      16.129    12.959    18.504    17.395    15.561    14.991    13.149     9.666        --        --
No. of Units             151,965   175,387   210,309   280,891   282,281   303,149   175,933    74,509        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.916    18.451    17.355    15.533    14.972    13.139     9.663    12.500        --        --
Value at End of Year      16.067    12.916    18.451    17.355    15.533    14.972    13.139     9.663        --        --
No. of Units             138,974   142,599   192,332   242,640   270,902   305,150   291,673   152,503        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.788    18.296    17.235    15.448    14.913    13.107     9.653    12.500        --        --
Value at End of Year      15.884    12.788    18.296    17.235    15.448    14.913    13.107     9.653        --        --
No. of Units              29,139    34,732    40,631    57,549    52,442    43,545    22,125     2,841        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.745    18.245    17.195    15.420    14.893    13.096     9.650    12.500        --        --
Value at End of Year      15.824    12.745    18.245    17.195    15.420    14.893    13.096     9.650        --        --
No. of Units              27,025    39,757    34,907    51,827    62,423    70,025    56,377    25,657        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    14.699    21.073    19.891    17.864    17.279    15.217    12.500        --        --        --
Value at End of Year      18.222    14.699    21.073    19.891    17.864    17.279    15.217        --        --        --
No. of Units               2,891     2,910     2,972     4,133     5,466     6,413     7,324        --        --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year     8.642    12.509    12.500        --        --        --        --        --        --        --
Value at End of Year      10.489     8.642    12.509        --        --        --        --        --        --        --
No. of Units           8,684,085 6,591,156 2,978,384        --        --        --        --        --        --        --
No. of Units             231,806   200,982     9,425        --        --        --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR       YEAR      YEAR      YEAR
                          ENDED    ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.635    12.505    12.500        --        --        --        --        --        --        --
Value at End of Year      10.475     8.635    12.505        --        --        --        --        --        --        --
No. of Units           1,063,840   284,301   199,677        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.613    12.493    12.500        --        --        --        --        --        --        --
Value at End of Year      10.433     8.613    12.493        --        --        --        --        --        --        --
No. of Units           4,744,565 4,027,669 1,712,634        --        --        --        --        --        --        --
No. of Units             446,130   386,123    10,049        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.606    12.488    12.500        --        --        --        --        --        --        --
Value at End of Year      10.419     8.606    12.488        --        --        --        --        --        --        --
No. of Units             320,742   119,255    91,715        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     8.584    12.476    12.500        --        --        --        --        --        --        --
Value at End of Year      10.378     8.584    12.476        --        --        --        --        --        --        --
No. of Units               9,121     7,192        --        --        --        --        --        --        --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    12.339    19.818    19.836    17.248    16.422    12.576    12.500        --        --        --
Value at End of Year      15.446    12.339    19.818    19.836    17.248    16.422    12.576        --        --        --
No. of Units             598,697   721,213   936,028 1,051,013 1,057,129    68,731 3,991,380        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.304    19.772    19.800    17.225    16.409    12.500        --        --        --        --
Value at End of Year      15.394    12.304    19.772    19.800    17.225    16.409        --        --        --        --
No. of Units             160,802   175,453   212,674   286,396   298,782    51,761        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.200    19.634    19.691    17.157    16.368    12.500        --        --        --        --
Value at End of Year      15.241    12.200    19.634    19.691    17.157    16.368        --        --        --        --
No. of Units             193,069   215,021   276,368   321,926   327,186    44,102        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.166    19.589    19.655    17.134    16.354    12.500        --        --        --        --
Value at End of Year      15.190    12.166    19.589    19.655    17.134    16.354        --        --        --        --
No. of Units              53,516    52,129    69,435    82,738    88,851    32,118        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.063    19.452    19.548    17.066    16.314    12.500        --        --        --        --
Value at End of Year      15.039    12.063    19.452    19.548    17.066    16.314        --        --        --        --
No. of Units              10,343    10,444    10,589    13,177    16,386    13,420        --        --        --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
Value at Start of Year    11.689    13.165    13.012    12.410    12.500        --        --        --        --        --
Value at End of Year      12.881    11.689    13.165    13.012    12.410        --        --        --        --        --
No. of Units           4,047,693 3,740,977 5,244,296 3,087,417   791,907        --        --        --        --        --
No. of Units              25,453    23,655        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.669    13.149    13.003    12.408    12.500        --        --        --        --        --
Value at End of Year      12.853    11.669    13.149    13.003    12.408        --        --        --        --        --
No. of Units             374,572   285,360   308,760   144,903     4,248        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.609    13.101    12.976    12.400    12.500        --        --        --        --        --
Value at End of Year      12.768    11.609    13.101    12.976    12.400        --        --        --        --        --
No. of Units           2,925,807 2,690,987 3,553,358 1,989,870   561,066        --        --        --        --        --
No. of Units               4,121     4,003        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.589    13.085    12.967    12.397    12.500        --        --        --        --        --
Value at End of Year      12.740    11.589    13.085    12.967    12.397        --        --        --        --        --
No. of Units              70,921    71,639    98,610    30,006     2,777        --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                          ENDED    ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.530    13.038    12.939    12.390    12.500        --        --        --        --        --
Value at End of Year      12.656    11.530    13.038    12.939    12.390        --        --        --        --        --
No. of Units              62,097    53,112    65,045    73,960    44,228        --        --        --        --        --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year     8.538    12.562    12.500        --        --        --        --        --        --        --
Value at End of Year      10.650     8.538    12.562        --        --        --        --        --        --        --
No. of Units           6,027,058 5,155,882   300,457        --        --        --        --        --        --        --
No. of Units             203,706   194,041     2,907        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.533    12.561    12.500        --        --        --        --        --        --        --
Value at End of Year      10.639     8.533    12.561        --        --        --        --        --        --        --
No. of Units              75,144    64,228       131        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.519    12.559    12.500        --        --        --        --        --        --        --
Value at End of Year      10.605     8.519    12.559        --        --        --        --        --        --        --
No. of Units           3,692,091 3,144,685   209,720        --        --        --        --        --        --        --
No. of Units             357,371   321,333       841        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.514    12.558    12.500        --        --        --        --        --        --        --
Value at End of Year      10.593     8.514    12.558        --        --        --        --        --        --        --
No. of Units              28,862    20,726        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    12.500        --        --        --        --        --        --        --
Value at End of Year          --        --    12.556        --        --        --        --        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year     8.054    12.558    12.500        --        --        --        --        --        --        --
Value at End of Year      10.809     8.054    12.558        --        --        --        --        --        --        --
No. of Units           6,371,423 5,973,665   677,920        --        --        --        --        --        --        --
No. of Units             421,176   446,464     4,066        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.050    12.557    12.500        --        --        --        --        --        --        --
Value at End of Year      10.797     8.050    12.557        --        --        --        --        --        --        --
No. of Units             110,306    93,111    14,958        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.036    12.554    12.500        --        --        --        --        --        --        --
Value at End of Year      10.762     8.036    12.554        --        --        --        --        --        --        --
No. of Units           3,464,527 3,141,892   348,101        --        --        --        --        --        --        --
No. of Units             260,696   237,587     3,712        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.032    12.554    12.500        --        --        --        --        --        --        --
Value at End of Year      10.751     8.032    12.554        --        --        --        --        --        --        --
No. of Units              31,862    49,868   194,707        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     8.018    12.551    12.500        --        --        --        --        --        --        --
Value at End of Year      10.717     8.018    12.551        --        --        --        --        --        --        --
No. of Units                  92        93        --        --        --        --        --        --        --        --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     7.979    13.217    12.500        --        --        --        --        --        --        --
Value at End of Year      11.110     7.979    13.217        --        --        --        --        --        --        --
No. of Units           1,399,740 1,599,850 1,651,994        --        --        --        --        --        --        --
No. of Units               7,037     5,051       225        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     7.972    13.212    12.500        --        --        --        --        --        --        --
Value at End of Year      11.095     7.972    13.212        --        --        --        --        --        --        --
No. of Units             215,941   153,195   324,098        --        --        --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     7.952    13.199    12.500        --        --        --         --         --         --         --
Value at End of Year      11.051     7.952    13.199        --        --        --         --         --         --         --
No. of Units           1,059,544 1,223,814 1,195,487        --        --        --         --         --         --         --
No. of Units                  78        81        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     7.946    13.195    12.500        --        --        --         --         --         --         --
Value at End of Year      11.036     7.946    13.195        --        --        --         --         --         --         --
No. of Units              33,281    22,412   111,862        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     7.926    13.181    12.500        --        --        --         --         --         --         --
Value at End of Year      10.992     7.926    13.181        --        --        --         --         --         --         --
No. of Units               2,469    15,833     1,443        --        --        --         --         --         --         --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     6.136    13.489    12.500        --        --        --         --         --         --         --
Value at End of Year       9.693     6.136    13.489        --        --        --         --         --         --         --
No. of Units             716,886   621,381   468,652        --        --        --         --         --         --         --
No. of Units               3,030     3,570       149        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     6.131    13.484    12.500        --        --        --         --         --         --         --
Value at End of Year       9.680     6.131    13.484        --        --        --         --         --         --         --
No. of Units             135,006    76,729    42,830        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     6.116    13.471    12.500        --        --        --         --         --         --         --
Value at End of Year       9.642     6.116    13.471        --        --        --         --         --         --         --
No. of Units             411,388   490,615   355,100        --        --        --         --         --         --         --
No. of Units                  60       291        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     6.111    13.466    12.500        --        --        --         --         --         --         --
Value at End of Year       9.629     6.111    13.466        --        --        --         --         --         --         --
No. of Units              52,081    25,200    23,567        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     6.095    13.453    12.500        --        --        --         --         --         --         --
Value at End of Year       9.590     6.095    13.453        --        --        --         --         --         --         --
No. of Units              24,569     8,718    14,681        --        --        --         --         --         --         --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    12.464    22.720    20.653    19.130    16.808    15.254     12.500         --         --         --
Value at End of Year      17.019    12.464    22.720    20.653    19.130    16.808     15.254         --         --         --
No. of Units           5,998,365 7,016,389 7,054,344 6,656,145 5,934,668 4,644,778    418,891         --         --         --
No. of Units              23,731    23,671        26        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.429    22.667    20.616    19.105    16.794    15.249     12.500         --         --         --
Value at End of Year      16.962    12.429    22.667    20.616    19.105    16.794     15.249         --         --         --
No. of Units           1,197,184 1,399,972 1,501,740 1,559,053 1,538,451 1,272,300    718,849         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.323    22.509    20.503    19.029    16.752    15.234     12.500         --         --         --
Value at End of Year      16.793    12.323    22.509    20.503    19.029    16.752     15.234         --         --         --
No. of Units           2,779,542 3,242,812 3,033,263 2,791,715 2,148,990 1,426,218    391,517         --         --         --
No. of Units               4,221     3,491        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.289    22.457    20.466    19.004    16.738    15.229     12.500         --         --         --
Value at End of Year      16.737    12.289    22.457    20.466    19.004    16.738     15.229         --         --         --
No. of Units             450,362   492,657   538,602   577,644   606,479   554,304    345,397         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.185    22.300    20.354    18.928    16.697    15.214     12.500         --         --         --
Value at End of Year      16.571    12.185    22.300    20.354    18.928    16.697     15.214         --         --         --
No. of Units             146,048   157,997   140,682   162,023   154,299   106,452     21,893         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    12.179    20.007    19.450    17.234    16.624    15.373     12.500         --         --         --
Value at End of Year      15.669    12.179    20.007    19.450    17.234    16.624     15.373         --         --         --
No. of Units           6,719,018 5,927,450 6,494,981 5,744,824 4,904,505 3,699,484    233,294         --         --         --
No. of Units              15,908    12,324       198        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.145    19.960    19.415    17.211    16.610    15.368     12.500         --         --         --
Value at End of Year      15.617    12.145    19.960    19.415    17.211    16.610     15.368         --         --         --
No. of Units           1,225,763   659,631   727,621   828,137   744,175   713,661    369,963         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.042    19.821    19.309    17.143    16.569    15.353     12.500         --         --         --
Value at End of Year      15.462    12.042    19.821    19.309    17.143    16.569     15.353         --         --         --
No. of Units           3,087,400 3,100,125 3,148,358 2,756,448 2,110,126 1,371,928    258,399         --         --         --
No. of Units               5,002     5,922        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.008    19.775    19.273    17.120    16.555    15.348     12.500         --         --         --
Value at End of Year      15.410    12.008    19.775    19.273    17.120    16.555     15.348         --         --         --
No. of Units             502,014   272,858   296,539   396,268   398,432   407,440    262,795         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.906    19.637    19.168    17.052    16.514    15.333     12.500         --         --         --
Value at End of Year      15.257    11.906    19.637    19.168    17.052    16.514     15.333         --         --         --
No. of Units             316,173   324,116   313,573   334,377   334,457   266,264     15,335         --         --         --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     8.903    11.959    12.500        --        --        --         --         --         --         --
Value at End of Year      12.133     8.903    11.959        --        --        --         --         --         --         --
No. of Units             436,925   292,356   303,150        --        --        --         --         --         --         --
No. of Units                 442       394        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.895    11.955    12.500        --        --        --         --         --         --         --
Value at End of Year      12.117     8.895    11.955        --        --        --         --         --         --         --
No. of Units             152,252   111,488   140,592        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.873    11.943    12.500        --        --        --         --         --         --         --
Value at End of Year      12.069     8.873    11.943        --        --        --         --         --         --         --
No. of Units             261,801   216,736   270,660        --        --        --         --         --         --         --
No. of Units               3,260     3,231     1,464        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.866    11.939    12.500        --        --        --         --         --         --         --
Value at End of Year      12.053     8.866    11.939        --        --        --         --         --         --         --
No. of Units              41,113    16,134    16,408        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     8.843    11.927    12.500        --        --        --         --         --         --         --
Value at End of Year      12.005     8.843    11.927        --        --        --         --         --         --         --
No. of Units                 307     2,885       319        --        --        --         --         --         --         --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    17.802    31.430    26.735    22.946    19.280    16.491     12.500         --         --         --
Value at End of Year      24.961    17.802    31.430    26.735    22.946    19.280     16.491         --         --         --
No. of Units           2,738,198 3,267,216 3,602,354 3,450,578 2,717,581 1,774,536     98,509         --         --         --
No. of Units               3,429     3,510        65        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    17.751    31.357    26.686    22.916    19.264    16.486     12.500         --         --         --
Value at End of Year      24.878    17.751    31.357    26.686    22.916    19.264     16.486         --         --         --
No. of Units             496,267   530,180   646,241   617,171   540,843   331,950    120,265         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    17.601    31.139    26.540    22.825    19.217    16.470     12.500         --         --         --
Value at End of Year      24.631    17.601    31.139    26.540    22.825    19.217     16.470         --         --         --
No. of Units           1,286,312 1,545,856 1,526,563 1,451,379 1,083,099   611,849     67,542         --         --         --
No. of Units                 405       420        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    17.552    31.066    26.492    22.795    19.201    16.464     12.500         --         --         --
Value at End of Year      24.549    17.552    31.066    26.492    22.795    19.201     16.464         --         --         --
No. of Units             167,871   181,725   213,709   201,178   193,737   110,140     77,985         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    17.403    30.850    26.347    22.704    19.153    16.448     12.500         --         --         --
Value at End of Year      24.305    17.403    30.850    26.347    22.704    19.153     16.448         --         --         --
No. of Units              76,816    84,531    85,076    99,760    95,016    45,729      2,697         --         --         --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     8.419    14.912    12.500        --        --        --         --         --         --         --
Value at End of Year      12.336     8.419    14.912        --        --        --         --         --         --         --
No. of Units             650,563   464,125   611,579        --        --        --         --         --         --         --
No. of Units               8,472     6,025        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.412    14.907    12.500        --        --        --         --         --         --         --
Value at End of Year      12.319     8.412    14.907        --        --        --         --         --         --         --
No. of Units             253,814   210,011   286,026        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.390    14.892        --        --        --        --         --         --         --         --
Value at End of Year      12.270     8.390    14.892        --        --        --         --         --         --         --
No. of Units             218,539   205,568   215,118        --        --        --         --         --         --         --
No. of Units               2,771     3,221        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.383    14.887    12.500        --        --        --         --         --         --         --
Value at End of Year      12.253     8.383    14.887        --        --        --         --         --         --         --
No. of Units              95,817    54,181   237,954        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     8.362    14.872    12.500        --        --        --         --         --         --         --
Value at End of Year      12.204     8.362    14.872        --        --        --         --         --         --         --
No. of Units              13,188     7,523    14,984        --        --        --         --         --         --         --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits
Value at Start of Year    14.185    22.810    22.794    19.027    18.800    17.213     13.139     16.252     15.865     14.326
Value at End of Year      18.285    14.185    22.810    22.794    19.027    18.800     17.213     13.139     16.252     15.865
No. of Units              91,011   117,839   190,524   244,854   301,470   394,202    465,530    554,649    712,421    713,263

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    10.605    17.061    17.058    14.246    14.083    12.900     12.022     12.621     12.500         --
Value at End of Year      13.662    10.605    17.061    17.058    14.246    14.083     12.900     12.022     12.621         --
No. of Units              61,586    73,422   100,879   125,317   145,876   156,004    175,040    209,140         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    11.957    19.266    19.291    16.135    15.975    14.655     11.209     13.893     13.589     12.500
Value at End of Year      15.382    11.957    19.266    19.291    16.135    15.975     14.655     11.209     13.893     13.589
No. of Units              36,285    51,566    54,723    73,711    82,047   113,069    134,896    168,395    142,919    126,531

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    10.438    16.826    16.857    14.106    13.973    12.825      9.814     12.170     12.500         --
Value at End of Year      13.421    10.438    16.826    16.857    14.106    13.973     12.825      9.814     12.170         --
No. of Units              26,715    26,353    28,895    35,516    54,962    60,772     63,712     73,643     57,968         --

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
11-21-2003)
Contracts with no Optional Benefits
Value at Start of Year    18.581    23.464    20.401    17.806    16.386    14.573     13.501         --         --         --
Value at End of Year      22.147    18.581    23.464    20.401    17.806    16.386     14.573         --         --         --
No. of Units               3,421     5,175     7,172     8,111    11,647    12,453     12,631         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    18.989    23.991    20.869    18.224    16.779    14.930     13.832         --         --         --
Value at End of Year      22.621    18.989    23.991    20.869    18.224    16.779     14.930         --         --         --
No. of Units               1,874     1,888     1,904       853       862       870        878         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    16.022    20.273    17.662    15.446    14.243    12.693     11.761         --         --         --
Value at End of Year      19.058    16.022    20.273    17.662    15.446    14.243     12.693         --         --         --
No. of Units                 763       786     3,254     3,895     5,233     5,319      6,080         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    23.661    20.623    18.045    16.648    14.843     13.755         --         --         --
Value at End of Year          --    18.690    23.661    20.623    18.045    16.648     14.843         --         --         --
No. of Units                  --        --        --        --        --        --      1,919         --         --         --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
7-20-1998)
Contracts with no Optional Benefits
Value at Start of Year    16.510    28.041    28.779    25.941    23.898    21.143     15.056     20.082     15.730     13.943
Value at End of Year      20.847    16.510    28.041    28.779    25.941    23.898     21.143     15.056     20.082     15.730
No. of Units              33,999    71,176    85,357    93,778   112,117   127,136    150,351    208,180    318,521    225,025

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    12.095    20.552    21.104    19.032    17.542    15.528     14.578     12.660     12.500         --
Value at End of Year      15.264    12.095    20.552    21.104    19.032    17.542     15.528     14.578     12.660         --
No. of Units              46,856    53,288    71,148    72,216    83,514    87,288     99,997    134,961         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    13.021    22.160    22.789    20.582    18.999    16.843     12.018     16.062     12.607     12.500
Value at End of Year      16.409    13.021    22.160    22.789    20.582    18.999     16.843     12.018     16.062     12.607
No. of Units               9,432    10,664    10,480    10,525    12,463    27,656     31,084    123,674     18,359     17,412

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.905    20.270    20.856    18.846    17.405    15.437     11.020     14.736     12.500         --
Value at End of Year      14.994    11.905    20.270    20.856    18.846    17.405     15.437     11.020     14.736         --
No. of Units              19,176    19,739    27,451    35,696    43,629    56,721     59,290     66,231     55,506         --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    11.026    19.488    17.556    16.270    15.647    14.576     11.460     15.367     18.279     19.091
Value at End of Year      15.513    11.026    19.488    17.556    16.270    15.647     14.576     11.460     15.367     18.279
No. of Units           2,877,262 3,653,608 4,934,843 6,013,245 7,336,995 8,983,863 10,522,877 12,089,341 15,305,956 17,641,989

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     7.395    13.077    11.786    10.928    10.516     9.800      7.709     10.343     12.500         --
Value at End of Year      10.399     7.395    13.077    11.786    10.928    10.516      9.800      7.709     10.343         --
No. of Units           1,307,408 1,495,280 1,526,475 1,813,086 2,085,695 2,353,351  2,561,457  2,612,866  1,380,752         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     6.855    12.141    10.960    10.177     9.807     9.154      7.212      9.690     11.549     12.500
Value at End of Year       9.626     6.855    12.141    10.960    10.177     9.807      9.154      7.212      9.690     11.549
No. of Units             575,758   660,700   807,358   977,880 1,214,882 1,582,240  1,968,862  2,277,364  2,836,814  1,770,738

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     7.278    12.897    11.648    10.821    10.433     9.743      7.680     10.324     12.500         --
Value at End of Year      10.215     7.278    12.897    11.648    10.821    10.433      9.743      7.680     10.324         --
No. of Units             507,499   564,940   521,200   616,612   753,696   859,515  1,064,001  1,081,223    979,632         --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     9.719    17.207    15.534    14.432    13.910    12.982     10.219     12.500         --         --
Value at End of Year      13.643     9.719    17.207    15.534    14.432    13.910     12.982     10.219         --         --
No. of Units             909,213   961,849 1,015,086 1,089,323 1,204,800 1,158,877    617,589    418,888         --         --
No. of Units               4,773     3,162       116        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.687    17.158    15.498    14.405    13.892    12.971     10.216     12.500         --         --
Value at End of Year      13.591     9.687    17.158    15.498    14.405    13.892     12.971     10.216         --         --
No. of Units             634,575   659,733   605,852   682,919   780,146   920,211    993,353    830,791         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.591    17.014    15.390    14.327    13.837    12.939     10.206     12.500         --         --
Value at End of Year      13.436     9.591    17.014    15.390    14.327    13.837     12.939     10.206         --         --
No. of Units             263,549   320,156   300,226   291,720   297,497   213,224     30,882     10,085         --         --
No. of Units               3,367     4,685        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.559    16.966    15.355    14.301    13.819    12.929     10.203     12.500         --         --
Value at End of Year      13.385     9.559    16.966    15.355    14.301    13.819     12.929     10.203         --         --
No. of Units             123,833   137,775   136,441   138,482   150,826   168,929    198,881    257,943         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.799    19.195    17.399    16.229    15.705    14.716     12.500         --         --         --
Value at End of Year      15.098    10.799    19.195    17.399    16.229    15.705     14.716         --         --         --
No. of Units              36,670    41,152    35,896    39,457    44,726    15,252      6,382         --         --         --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     6.325    10.233     9.313     9.249     8.240     7.655      6.005      8.790     10.943     12.500
Value at End of Year       8.861     6.325    10.233     9.313     9.249     8.240      7.655      6.005      8.790     10.943
No. of Units           1,923,495 2,326,416 3,102,607 3,814,463   498,674   649,887    773,035    877,164    410,618      8,809

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     6.768    10.955     9.975     9.911     8.834     8.211      6.444      9.438     12.500         --
Value at End of Year       9.477     6.768    10.955     9.975     9.911     8.834      8.211      6.444      9.438         --
No. of Units             715,399   785,173   918,328 1,179,429   433,884   405,175    431,116    432,315     94,320         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     6.222    10.088     9.199     9.154     8.171     7.606      5.979      8.769     10.939     12.500
Value at End of Year       8.700     6.222    10.088     9.199     9.154     8.171      7.606      5.979      8.769     10.939
No. of Units             339,766   434,914   495,252   635,062    72,018    71,762     87,775    111,103     75,810         22

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     6.661    10.805     9.858     9.814     8.765     8.163      6.420      9.421     12.500         --
Value at End of Year       9.309     6.661    10.805     9.858     9.814     8.765      8.163      6.420      9.421         --
No. of Units             431,345   467,155   553,880   671,366   267,210   304,411    371,086    376,677         --         --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     9.959    16.148    14.728    14.655    13.090    12.172      9.556     12.500         --         --
Value at End of Year      13.929     9.959    16.148    14.728    14.655    13.090     12.172      9.556         --         --
No. of Units             452,853   430,637   463,276   563,128   182,168   195,765    211,754    124,844         --         --
No. of Units               1,396     1,481       123        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.926    16.102    14.694    14.628    13.073    12.162      9.553     12.500         --         --
Value at End of Year      13.876     9.926    16.102    14.694    14.628    13.073     12.162      9.553         --         --
No. of Units             487,274   515,587   564,111   725,105   260,127   290,967    349,655    269,814         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.828    15.967    12.965    14.549    13.021    12.132      9.544     12.500         --         --
Value at End of Year      13.718     9.828    15.967    12.965    14.549    13.021     12.132      9.544         --         --
No. of Units              82,822    47,068    49,925   128,538    15,268     6,137      3,248      4,124         --         --
No. of Units               3,226       217        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.795    15.922    14.558    14.522    13.004    12.122      9.541     12.500         --         --
Value at End of Year      13.665     9.795    15.922    14.558    14.522    13.004     12.122      9.541         --         --
No. of Units             123,530   133,052   161,864   245,865   111,830   117,664    139,164     92,222         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    19.403    17.768    14.549    15.918    14.861     12.500         --         --         --
Value at End of Year          --    11.919    19.403    17.768    14.549    15.918     14.861         --         --         --
No. of Units                  --     1,787     2,025     2,706        --        --         --         --         --         --

CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     9.061    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.583     9.061        --        --        --        --         --         --         --         --
No. of Units           1,516,191 1,122,606        --        --        --        --         --         --         --         --
No. of Units              24,069    44,582        --        --        --        --         --         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.058    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.574     9.058        --        --        --        --         --         --         --         --
No. of Units              66,577    76,490        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.051    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.547     9.051        --        --        --        --         --         --         --         --
No. of Units             841,156   804,014        --        --        --        --         --         --         --         --
No. of Units              32,408    17,083        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.048    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.538     9.048        --        --        --        --         --         --         --         --
No. of Units              21,242    19,723        --        --        --        --         --         --         --         --

CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year        --    14.484    16.872    14.793    13.755    12.500         --         --         --         --
Value at End of Year          --     7.746    14.484    16.872    14.793    13.755         --         --         --         --
No. of Units                  --   248,778   135,419   354,296   162,522    66,024         --         --         --         --
No. of Units                  --     7,444       340        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    14.458    16.850    14.781    13.750    12.500         --         --         --         --
Value at End of Year          --     7.728    14.458    16.850    14.781    13.750         --         --         --         --
No. of Units                  --    35,612    36,853    61,599    44,794    39,956         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    14.379    16.783    14.744    13.736    12.500         --         --         --         --
Value at End of Year          --     7.674    14.379    16.783    14.744    13.736         --         --         --         --
No. of Units                  --    25,395    36,210    61,604    29,081    11,947         --         --         --         --
No. of Units                  --     1,357     1,215        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    14.352    16.761    14.732    13.732    12.500         --         --         --         --
Value at End of Year          --     7.656    14.352    16.761    14.732    13.732         --         --         --         --
No. of Units                  --    20,994    22,933    20,046    11,696        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    14.274    16.694    14.695    13.718    12.500         --         --         --         --
Value at End of Year          --     7.603    14.274    16.694    14.695    13.718         --         --         --         --
No. of Units                  --     5,495     4,417     3,925     4,249     4,310         --         --         --         --

CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     8.743    12.500        --        --        --        --         --         --         --         --
Value at End of Year      10.769     8.743        --        --        --        --         --         --         --         --
No. of Units             544,947   322,524        --        --        --        --         --         --         --         --
No. of Units              20,598     4,724        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     8.740    12.500        --        --        --        --         --         --         --         --
Value at End of Year      10.760     8.740        --        --        --        --         --         --         --         --
No. of Units              46,386    36,224        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     8.733    12.500        --        --        --        --         --         --         --         --
Value at End of Year      10.735     8.733        --        --        --        --         --         --         --         --
No. of Units             306,985   133,051        --        --        --        --         --         --         --         --
No. of Units              45,996    23,530        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.731    12.500        --        --        --        --         --         --         --         --
Value at End of Year      10.727     8.731        --        --        --        --         --         --         --         --
No. of Units              19,237    18,881        --        --        --        --         --         --         --         --

CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.022        --        --        --        --        --         --         --         --         --
No. of Units              65,369        --        --        --        --        --         --         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.002        --        --        --        --        --         --         --         --         --
No. of Units              63,862        --        --        --        --        --         --         --         --         --
No. of Units               2,123        --        --        --        --        --         --         --         --         --

CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.014        --        --        --        --        --         --         --         --         --
No. of Units             180,435        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.009        --        --        --        --        --         --         --         --         --
No. of Units               3,157        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      14.994        --        --        --        --        --         --         --         --         --
No. of Units              97,395        --        --        --        --        --         --         --         --         --
No. of Units               3,015        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      14.989        --        --        --        --        --         --         --         --         --
No. of Units               1,117        --        --        --        --        --         --         --         --         --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year    13.493    13.286    12.724    12.471    12.500        --         --         --         --         --
Value at End of Year      14.562    13.493    13.286    12.724    12.471        --         --         --         --         --
No. of Units             126,125    63,515    43,381    25,805    20,230        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.468    13.269    12.713    12.467    12.500        --         --         --         --         --
Value at End of Year      14.528    13.468    13.269    12.713    12.467        --         --         --         --         --
No. of Units              82,911    46,736    15,474     8,071     2,581        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    13.394    13.216    12.681    12.455    12.500        --         --         --         --         --
Value at End of Year      14.426    13.394    13.216    12.681    12.455        --         --         --         --         --
No. of Units              44,882    23,549    13,190    12,579     5,124        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    13.369    13.198    12.671    12.450    12.500        --         --         --         --         --
Value at End of Year      14.393    13.369    13.198    12.671    12.450        --         --         --         --         --
No. of Units              18,607    16,774     6,127     2,287       120        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    12.639    12.438        --        --         --         --         --         --
Value at End of Year      14.292        --    13.145    12.639        --        --         --         --         --         --
No. of Units                 121        --        --        --        --        --         --         --         --         --

CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.380        --        --        --        --        --         --         --         --         --
No. of Units             273,028        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.375        --        --        --        --        --         --         --         --         --
No. of Units               2,382        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.360        --        --        --        --        --         --         --         --         --
No. of Units             163,193        --        --        --        --        --         --         --         --         --
No. of Units               4,608        --        --        --        --        --         --         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year        --    14.204    15.357    14.648    14.065    12.500         --         --         --         --
Value at End of Year          --     6.350    14.204    15.357    14.648    14.065         --         --         --         --
No. of Units                  --   259,278   285,557   336,984   456,258   300,879         --         --         --         --
No. of Units                  --     9,998       347        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    14.178    15.337    14.636    14.060    12.500         --         --         --         --
Value at End of Year          --     6.335    14.178    15.337    14.636    14.060         --         --         --         --
No. of Units                  --    40,468    67,275    60,966    46,608    24,071         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    14.100    15.276    14.600    14.046    12.500         --         --         --         --
Value at End of Year          --     6.291    14.100    15.276    14.600    14.046         --         --         --         --
No. of Units                  --   193,397   173,408   165,723   202,252    97,703         --         --         --         --
No. of Units                  --       168        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    14.074    15.256    14.588    14.041    12.500         --         --         --         --
Value at End of Year          --     6.276    14.074    15.256    14.588    14.041         --         --         --         --
No. of Units                  --    14,990    13,333    10,984    19,277    10,929         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    13.997    15.195    14.551    14.028    12.500         --         --         --         --
Value at End of Year          --     6.233    13.997    15.195    14.551    14.028         --         --         --         --
No. of Units                  --       936        --       612       596        --         --         --         --         --

CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      14.693        --        --        --        --        --         --         --         --         --
No. of Units             355,437        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      14.674        --        --        --        --        --         --         --         --         --
No. of Units             144,707        --        --        --        --        --         --         --         --         --
No. of Units              15,308        --        --        --        --        --         --         --         --         --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.188        --        --        --        --        --         --         --         --         --
No. of Units             412,351        --        --        --        --        --         --         --         --         --
No. of Units              19,932        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.183        --        --        --        --        --         --         --         --         --
No. of Units              36,400        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.168        --        --        --        --        --         --         --         --         --
No. of Units             229,749        --        --        --        --        --         --         --         --         --
No. of Units               9,262        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.163        --        --        --        --        --         --         --         --         --
No. of Units               2,002        --        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --        --         --         --         --         --
Value at End of Year      15.148        --        --        --        --        --         --         --         --         --
No. of Units              23,054        --        --        --        --        --         --         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
Value at Start of Year    10.255    14.166    13.503    12.500        --        --         --         --         --         --
Value at End of Year      12.284    10.255    14.166    13.503        --        --         --         --         --         --
No. of Units           2,808,771 2,637,472 1,653,224   786,816        --        --         --         --         --         --
No. of Units              26,598    21,467       210        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.240    14.152    13.497    12.500        --        --         --         --         --         --
Value at End of Year      12.260    10.240    14.152    13.497        --        --         --         --         --         --
No. of Units              55,707    18,171     9,692     4,768        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.196    14.113    13.480    12.500        --        --         --         --         --         --
Value at End of Year      12.189    10.196    14.113    13.480        --        --         --         --         --         --
No. of Units           1,193,731 1,062,427   718,353   347,892        --        --         --         --         --         --
No. of Units              56,937    39,367        75        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.181    14.099    13.474    12.500        --        --         --         --         --         --
Value at End of Year      12.165    10.181    14.099    13.474        --        --         --         --         --         --
No. of Units              33,130    26,843    31,046     3,864        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.137    14.060    13.456    12.500        --        --         --         --         --         --
Value at End of Year      12.094    10.137    14.060    13.456        --        --         --         --         --         --
No. of Units               6,941     6,923     7,119     7,143        --        --         --         --         --         --

DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year     9.126    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.409     9.126        --        --        --        --         --         --         --         --
No. of Units           1,338,580   857,359        --        --        --        --         --         --         --         --
No. of Units              32,071    31,379        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.124    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.400     9.124        --        --        --        --         --         --         --         --
No. of Units             102,157    86,740        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.116    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.374     9.116        --        --        --        --         --         --         --         --
No. of Units             344,348   217,733        --        --        --        --         --         --         --         --
No. of Units              26,400     8,842        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.114    12.500        --        --        --        --         --         --         --         --
Value at End of Year      11.365     9.114        --        --        --        --         --         --         --         --
No. of Units              16,348     7,449        --        --        --        --         --         --         --         --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    17.246     16.745     15.804     14.990     13.799
Value at End of Year          --        --        --        --        --    17.634     17.246     16.745     15.804     14.990
No. of Units                  --        --        --        --        -- 1,511,253  1,907,734  2,442,822  2,281,380  1,367,339

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --    14.230     13.823     13.053     12.500         --
Value at End of Year          --        --        --        --        --    14.543     14.230     13.823     13.053         --
No. of Units                  --        --        --        --        --   517,689    572,419    751,598    292,647         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --    15.086     14.676     13.879     13.191     12.500
Value at End of Year          --        --        --        --        --    15.394     15.086     14.676     13.879     13.191
No. of Units                  --        --        --        --        --   198,355    235,963    276,074    242,746     99,109

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --    14.147     13.770     13.029     12.500         --
Value at End of Year          --        --        --        --        --    14.429     14.147     13.770     13.029         --
No. of Units                  --        --        --        --        --   376,807    448,023    512,954    407,305         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    13.583     13.190     12.500         --         --
Value at End of Year          --        --        --        --        --    13.862     13.583     13.190         --         --
No. of Units                  --        --        --        --        -- 2,476,596    323,297    179,876         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    13.572     13.186     12.500         --         --
Value at End of Year          --        --        --        --        --    13.844     13.572     13.186         --         --
No. of Units                  --        --        --        --        --   304,220    355,060    396,454         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --    13.539     13.173     12.500         --         --
Value at End of Year          --        --        --        --        --    13.789     13.539     13.173         --         --
No. of Units                  --        --        --        --        -- 1,236,318     61,577     35,449         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    13.528     13.169     12.500         --         --
Value at End of Year          --        --        --        --        --    13.771     13.528     13.169         --         --
No. of Units                  --        --        --        --        --    48,405     58,173     53,428         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --    12.537     12.500         --         --         --
Value at End of Year          --        --        --        --        --    12.744     12.537         --         --         --
No. of Units                  --        --        --        --        --   124,568        359         --         --         --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year        --        --     5.457     4.992     4.510     4.164      3.278      4.647      7.899     12.500
Value at End of Year          --        --     5.871     5.457     4.992     4.510      4.164      3.278      4.647      7.899
No. of Units                  --        -- 1,944,127 2,593,034 3,297,861 3,682,323  4,600,036  3,560,014  4,546,109  3,937,816

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --     7.358     6.734     6.087     5.624      4.428      6.282     12.500         --
Value at End of Year          --        --     7.912     7.358     6.734     6.087      5.624      4.428      6.282         --
No. of Units                  --        --   888,315 1,056,334 1,368,166 1,563,174  1,821,405    604,737    393,388         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --     5.987     5.487     4.968     4.596      3.625      5.150      8.771     12.500
Value at End of Year          --        --     6.428     5.987     5.487     4.968      4.596      3.625      5.150      8.771
No. of Units                  --        --   281,887   328,455   647,824   698,341    943,142    685,798    906,381    628,926

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --     7.271     6.668     6.040     5.591      4.411      6.270     12.500         --
Value at End of Year          --        --     7.803     7.271     6.668     6.040      5.591      4.411      6.270         --
No. of Units                  --        --   426,662   550,110   735,843   783,628    904,887    399,684    363,236         --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --    16.752    15.365    13.932    12.861     10.116     12.500         --         --
Value at End of Year          --        --    18.007    16.752    15.365    13.932     12.861     10.116         --         --
No. of Units                  --        --   185,542   236,038   314,775   337,416    353,316     54,045         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    16.713    15.338    13.913    12.850     10.113     12.500         --         --
Value at End of Year          --        --    17.956    16.713    15.338    13.913     12.850     10.113         --         --
No. of Units                  --        --   178,491   241,918   300,631   345,192    380,448     70,944         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    16.597    15.254    13.858    12.819     10.103     12.500         --         --
Value at End of Year          --        --    17.805    16.597    15.254    13.858     12.819     10.103         --         --
No. of Units                  --        --    20,366    23,706    24,704    16,495     11,880      1,349         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    16.559    15.226    13.840    12.808     10.100     12.500         --         --
Value at End of Year          --        --    17.755    16.559    15.226    13.840     12.808     10.100         --         --
No. of Units                  --        --    39,566    47,942    78,301    76,525    100,761     40,527         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    19.979    18.399    16.749    15.524     12.500         --         --         --
Value at End of Year          --        --    21.390    19.979    18.399    16.749     15.524         --         --         --
No. of Units                  --        --     3,256     2,968     6,214     1,677      4,452         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year        --        --    19.688    17.951    16.978    16.170     12.500         --         --         --
Value at End of Year          --        --    20.107    19.688    17.951    16.978     16.170         --         --         --
No. of Units                  --        --    65,680    75,745    54,808    22,622      7,860         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    19.652    17.927    16.964    16.164     12.500         --         --         --
Value at End of Year          --        --    20.061    19.652    17.927    16.964     16.164         --         --         --
No. of Units                  --        --    44,201    48,286    41,258     5,719      9,518         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    19.544    17.856    16.922    16.148     12.500         --         --         --
Value at End of Year          --        --    19.921    19.544    17.856    16.922     16.148         --         --         --
No. of Units                  --        --    12,147    14,709     8,284     6,021        824         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    19.509    17.832    16.908    16.143     12.500         --         --         --
Value at End of Year          --        --    19.875    19.509    17.832    16.908     16.143         --         --         --
No. of Units                  --        --    11,658    16,930    20,835     2,946        468         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    19.402    17.761    16.866    16.127     12.500         --         --         --
Value at End of Year          --        --    19.736    19.402    17.761    16.866     16.127         --         --         --
No. of Units                  --        --        --        --        --        --         --         --         --         --

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited
8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --    18.571    17.458    17.314    16.978    15.245     11.080     15.896     20.765     22.036
Value at End of Year          --    10.371    18.571    17.458    17.314    16.978     15.245     11.080     15.896     20.765
No. of Units                  --   612,110   797,911 1,015,741 1,320,350    62,845  2,121,607  2,358,050  2,759,819  3,242,424

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --    10.585     9.955     9.878    16.964     8.706      6.331      9.087     12.500         --
Value at End of Year          --     5.908    10.585     9.955     9.878    16.964      8.706      6.331      9.087         --
No. of Units                  --   350,266   414,972   474,782   669,119    11,554    899,477    763,595    327,181         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --     9.642     9.082     9.025    16.922     7.978      5.811      8.353     10.933     12.500
Value at End of Year          --     5.374     9.642     9.082     9.025    16.922      7.978      5.811      8.353     10.933
No. of Units                  --   156,800   195,313   235,597   374,610     5,761    579,032    613,744    752,680    514,633

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    10.439     9.838     9.781    16.908     8.655      6.307      9.070     12.500         --
Value at End of Year          --     5.815    10.439     9.838     9.781    16.908      8.655      6.307      9.070         --
No. of Units                  --   194,368   199,558   221,667   287,639     2,315    432,182    358,630    262,187         --

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --    15.853    14.932    14.841    14.374    13.115      9.550     12.500         --         --
Value at End of Year          --     8.835    15.853    14.932    14.841    14.374     13.115      9.550         --         --
No. of Units                  --   169,386   183,275   239,789   294,119   352,263    323,405    197,066         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    15.809    14.897    14.814    14.355    13.104      9.547     12.500         --         --
Value at End of Year          --     8.806    15.809    14.897    14.814    14.355     13.104      9.547         --         --
No. of Units                  --   199,650   242,620   347,952   524,085   564,379    659,419    372,100         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    15.676    14.794    14.733    14.298    13.072      9.537     12.500         --         --
Value at End of Year          --     8.718    15.676    14.794    14.733    14.298     13.072      9.537         --         --
No. of Units                  --    45,060    72,056   157,785   160,513   143,737     47,965      3,015         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    15.632    14.760    14.706    14.279    13.062      9.534     12.500         --         --
Value at End of Year          --     8.689    15.632    14.760    14.706    14.279     13.062      9.534         --         --
No. of Units                  --    33,337    41,256    59,005    80,103    85,393     96,750     78,438         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    19.226    18.181    18.142    17.642    16.162     12.500         --         --         --
Value at End of Year          --    10.671    19.226    18.181    18.142    17.642     16.162         --         --         --
No. of Units                  --     5,582     4,341     1,005     5,958     2,652      4,706         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    14.778    23.439    23.037    19.656    19.209    16.993     13.744     16.096     16.141     14.507
Value at End of Year      18.293    14.778    23.439    23.037    19.656    19.209     16.993     13.744     16.096     16.141
No. of Units           2,119,334 2,720,219 3,796,257 4,751,690 5,496,685 6,153,154    668,978  7,402,804  7,841,275  5,986,441

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.394    18.081    17.779    15.178    14.840    13.135     10.628     12.454     12.500         --
Value at End of Year      14.097    11.394    18.081    17.779    15.178    14.840     13.135     10.628     12.454         --
No. of Units             934,914 1,087,206 1,349,172 1,596,802 1,847,564 2,037,117  2,097,074  2,240,720    985,726         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    12.854    20.429    20.118    17.200    16.843    14.930     12.099     14.198     14.266     12.500
Value at End of Year      15.880    12.854    20.429    20.118    17.200    16.843     14.930     12.099     14.198     14.266
No. of Units             258,452   303,845   437,070   623,374   820,592   891,159    916,643  1,028,855    912,362    301,379

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.215    17.832    17.570    15.029    14.724    13.058     10.587     12.431     12.500         --
Value at End of Year      13.848    11.215    17.832    17.570    15.029    14.724     13.058     10.587     12.431         --
No. of Units             544,647   589,523   681,556   778,853   843,398   918,043  1,105,534  1,217,713    887,859         --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.068    17.609    17.337    14.826    14.517    12.865     10.419     12.500         --         --
Value at End of Year      13.682    11.068    17.609    17.337    14.826    14.517     12.865     10.419         --         --
No. of Units           1,208,383 1,301,837 1,462,922 1,560,317 1,745,873 1,642,979  1,114,993    766,558         --         --
No. of Units              14,944     8,884       112        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.031    17.559    17.297    14.799    14.498    12.854     10.416     12.500         --         --
Value at End of Year      13.629    11.031    17.559    17.297    14.799    14.498     12.854     10.416         --         --
No. of Units             868,384   947,866 1,121,037 1,398,893 1,519,572 1,592,298  1,601,764  1,252,762         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.922    17.411    17.177    14.718    14.440    12.823     10.406     12.500         --         --
Value at End of Year      13.474    10.922    17.411    17.177    14.718    14.440     12.823     10.406         --         --
No. of Units             351,158   389,332   424,106   421,534   431,365   266,760     80,834     16,980         --         --
No. of Units               7,574     7,272        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.886    17.362    17.138    14.692    14.421    12.812     10.402     12.500         --         --
Value at End of Year      13.423    10.886    17.362    17.138    14.692    14.421     12.812     10.402         --         --
No. of Units             208,452   221,324   252,289   276,073   313,751   334,690    370,557    371,473         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.640    20.191    19.960    17.136    16.846    14.989     12.500         --         --         --
Value at End of Year      15.562    12.640    20.191    19.960    17.136    16.846     14.989         --         --         --
No. of Units              13,708    19,190    12,478    13,221    13,824    19,120      7,873         --         --         --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     8.716    15.995    17.435    14.382    13.305    12.243      9.308     11.513     12.500         --
Value at End of Year      12.135     8.716    15.995    17.435    14.382    13.305     12.243      9.308     11.513         --
No. of Units             176,134   169,804   247,547   371,403   432,972   436,311    527,572    461,221    309,852         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     8.683    15.942    17.386    14.348    13.281    12.226      9.300     11.509     12.500         --
Value at End of Year      12.083     8.683    15.942    17.386    14.348    13.281     12.226      9.300     11.509         --
No. of Units             243,356   253,683   294,654   356,861   421,104   490,344    563,860    547,213    132,049         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     8.583    15.783    17.239    14.248    13.208    12.177      9.277     11.497     12.500         --
Value at End of Year      11.927     8.583    15.783    17.239    14.248    13.208     12.177      9.277     11.497         --
No. of Units              24,191    28,036    33,725    41,416    40,775    54,269     58,181     58,967     21,736         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     8.550    15.730    17.190    14.215    13.183    12.161      9.269     11.493     12.500         --
Value at End of Year      11.875     8.550    15.730    17.190    14.215    13.183     12.161      9.269     11.493         --
No. of Units              93,886   105,734   110,356   154,580   157,218   177,248    188,866    214,440    150,907         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     9.483    17.434    19.026    15.739    14.580    13.452     10.241     12.500         --         --
Value at End of Year      13.163     9.483    17.434    19.026    15.739    14.580     13.452     10.241         --         --
No. of Units             212,084   243,623   206,243   223,983   208,038   206,195    190,654    125,127         --         --
No. of Units               6,249     3,513       170        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.451    17.385    18.982    15.710    14.561    13.441     10.238     12.500         --         --
Value at End of Year      13.113     9.451    17.385    18.982    15.710    14.561     13.441     10.238         --         --
No. of Units             179,610   182,458   190,304   231,927   229,635   257,297    268,552    261,992         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.357    17.238    18.850    15.625    14.503    13.408     10.228     12.500         --         --
Value at End of Year      12.963     9.357    17.238    18.850    15.625    14.503     13.408     10.228         --         --
No. of Units              47,875    50,652    34,266    39,487    30,059    26,277     15,535        836         --         --
No. of Units                  67        70        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     9.326    17.190    18.807    15.596    14.484    13.397     10.225     12.500         --         --
Value at End of Year      12.914     9.326    17.190    18.807    15.596    14.484     13.397     10.225         --         --
No. of Units              50,197    48,043    52,600    62,292    67,996    72,725     88,358    108,033         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.810    19.955    21.865    18.159    16.890    15.645     12.500         --         --         --
Value at End of Year      14.946    10.810    19.955    21.865    18.159    16.890     15.645         --         --         --
No. of Units               4,427     4,350     3,783     3,786     3,924       570         53         --         --         --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     7.602    11.981    12.500        --        --        --         --         --         --         --
Value at End of Year       9.815     7.602    11.981        --        --        --         --         --         --         --
No. of Units           8,427,385 9,331,886 6,275,038        --        --        --         --         --         --         --
No. of Units             231,660   294,256     4,916        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     7.596    11.977    12.500        --        --        --         --         --         --         --
Value at End of Year       9.802     7.596    11.977        --        --        --         --         --         --         --
No. of Units             222,917   275,913   622,612        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     7.577    11.965    12.500        --        --        --         --         --         --         --
Value at End of Year       9.763     7.577    11.965        --        --        --         --         --         --         --
No. of Units           5,837,948 6,250,821 3,819,586        --        --        --         --         --         --         --
No. of Units             242,763   251,505    31,219        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     7.570    11.961    12.500        --        --        --         --         --         --         --
Value at End of Year       9.750     7.570    11.961        --        --        --         --         --         --         --
No. of Units              94,361   181,424   184,451        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     7.552    11.949    12.500        --        --        --         --         --         --         --
Value at End of Year       9.711     7.552    11.949        --        --        --         --         --         --         --
No. of Units              18,354    18,440     3,883        --        --        --         --         --         --         --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year     9.666    16.683    16.287    14.444    13.478    12.244      9.578     11.608     12.500         --
Value at End of Year      12.542     9.666    16.683    16.287    14.444    13.478     12.244      9.578     11.608         --
No. of Units           4,070,189 5,156,098 1,434,203 1,709,533 1,838,088 2,161,231  1,854,419  2,025,163  1,333,345         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     9.929    16.628    16.241    14.411    13.453    12.228      9.570     11.605     12.500         --
Value at End of Year      12.876     9.929    16.628    16.241    14.411    13.453     12.228      9.570     11.605         --
No. of Units           1,574,918 1,832,806 1,228,824 1,433,852 1,588,809 1,592,277  1,572,816  1,758,258    436,141         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     9.815    16.462    16.104    14.310    13.379    12.179      9.546     11.593     12.500         --
Value at End of Year      12.710     9.815    16.462    16.104    14.310    13.379     12.179      9.546     11.593         --
No. of Units             465,378   553,321   179,418   202,678   224,126   253,940    218,293    210,426     83,821         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     9.777    16.407    16.058    14.277    13.354    12.162      9.538     11.589     12.500         --
Value at End of Year      12.655     9.777    16.407    16.058    14.277    13.354     12.162      9.538     11.589         --
No. of Units             775,882   841,834   480,125   585,927   720,775   792,412    838,041    901,302    536,341         --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     8.937    18.202    17.799    15.823    14.783    13.473     10.560     12.500         --         --
Value at End of Year      14.057     8.937    18.202    17.799    15.823    14.783     13.473     10.560         --         --
No. of Units           1,908,770 2,012,187 1,720,337 1,613,638 1,236,685   999,806    788,137    722,275         --         --
No. of Units              14,628     7,202       434        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.813    18.151    17.757    15.794    14.764    13.462     10.557     12.500         --         --
Value at End of Year      14.003    10.813    18.151    17.757    15.794    14.764     13.462     10.557         --         --
No. of Units             886,867   970,986   823,301 1,066,856 1,168,628 1,284,797  1,226,585    936,320         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.706    17.998    17.635    15.708    14.705    13.429     10.547     12.500         --         --
Value at End of Year      13.844    10.706    17.998    17.635    15.708    14.705     13.429     10.547         --         --
No. of Units             726,137   716,469   710,864   660,220   433,555   197,850     31,408     11,638         --         --
No. of Units               1,290     1,156        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.671    17.947    17.594    15.680    14.686    13.418     10.543     12.500         --         --
Value at End of Year      13.791    10.671    17.947    17.594    15.680    14.686     13.418     10.543         --         --
No. of Units             189,489   203,001   136,606   141,591   162,093   168,866    175,404    160,672         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.145    20.458    20.085    17.927    16.816    15.387     12.500         --         --         --
Value at End of Year      15.673    12.145    20.458    20.085    17.927    16.816     15.387         --         --         --
No. of Units              51,537    54,561    55,666    55,046    44,291     7,849      3,234         --         --         --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES I SHARES
(units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year        --    12.909    12.472    11.159    10.671     9.614      7.723     10.214     11.978     12.500
Value at End of Year          --     8.351    12.909    12.472    11.159    10.671      9.614      7.723     10.214     11.978
No. of Units                  --   674,826   910,197 1,035,450 1,059,898 1,096,311  1,067,150  1,128,030  1,240,468    681,229

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --    13.029    12.594    11.274    10.787     9.723      7.815     10.341     12.500         --
Value at End of Year          --     8.425    13.029    12.594    11.274    10.787      9.723      7.815     10.341         --
No. of Units                  --   393,174   557,507   627,368   642,818   673,760    609,549    672,386    345,758         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --    12.953    12.539    11.242    10.772     9.724      7.827     10.373     12.189     12.500
Value at End of Year          --     8.363    12.953    12.539    11.242    10.772      9.724      7.827     10.373     12.189
No. of Units                  --   175,321   223,256   302,839   305,807   264,766    300,572    330,680    438,197    194,588

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    12.850    12.446    11.164    10.702     9.666      7.785     10.322     12.500         --
Value at End of Year          --     8.292    12.850    12.446    11.164    10.702      9.666      7.785     10.322         --
No. of Units                  --   228,134   278,062   263,032   347,073   399,855    500,405    629,488    505,461         --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --    16.821    16.292    14.606    14.002    12.639     10.150     12.500         --         --
Value at End of Year          --    10.865    16.821    16.292    14.606    14.002     12.639     10.150         --         --
No. of Units                  -- 1,066,875 1,205,586 1,124,811   798,432   434,763    117,087     64,984         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    16.774    16.254    14.579    13.984    12.628     10.146     12.500         --         --
Value at End of Year          --    10.829    16.774    16.254    14.579    13.984     12.628     10.146         --         --
No. of Units                  --   234,640   282,561   336,239   339,307   327,459    292,175    175,570         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    16.632    16.141    14.500    13.929    12.597     10.137     12.500         --         --
Value at End of Year          --    10.722    16.632    16.141    14.500    13.929     12.597     10.137         --         --
No. of Units                  --   992,565 1,024,207   786,453   535,067   234,440      9,046        830         --         --
No. of Units                  --    41,236        --        --        --        --         --         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR
                          ENDED    ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03  12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    16.585    16.104    14.474    13.910    12.587     10.133     12.500         --         --
Value at End of Year          --    10.686    16.585    16.104    14.474    13.910     12.587     10.133         --         --
No. of Units                  --    29,880    39,673    44,508    40,460    43,632     40,196     36,804         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    19.437    18.901    17.013    16.375    14.840     12.500         --         --         --
Value at End of Year          --    12.504    19.437    18.901    17.013    16.375     14.840         --         --         --
No. of Units                  --    35,742    53,580    50,892    39,685     5,774         --         --         --         --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    17.511    18.620    17.250    16.642    18.085    16.661     14.664     12.398     12.527     12.512
Value at End of Year      19.896    17.511    18.620    17.250    16.642    18.085     16.661     14.664     12.398     12.527
No. of Units             684,952   907,052   963,116   944,192 1,027,278 1,111,403  1,189,650  1,326,115    584,519    729,484

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    17.551    18.671    17.307    16.705    18.162    16.740     14.741     12.469     12.500         --
Value at End of Year      19.931    17.551    18.671    17.307    16.705    18.162     16.740     14.741     12.469         --
No. of Units             256,746   279,794   230,100   266,601   278,322   319,201    368,936    326,107     83,972         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    17.708    18.867    17.514    16.931    18.435    17.018     15.007     12.714     12.872     12.500
Value at End of Year      20.079    17.708    18.867    17.514    16.931    18.435     17.018     15.007     12.714     12.872
No. of Units              79,576    82,309    96,877   115,705   114,977   123,444    189,298    180,849     96,866     49,507

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    17.275    18.414    17.103    16.541    18.020    16.643     14.684     12.446     12.500         --
Value at End of Year      19.578    17.275    18.414    17.103    16.541    18.020     16.643     14.684     12.446         --
No. of Units             146,846   139,277   100,998    93,439   110,907   117,826    191,875    156,671     59,230         --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    16.898    18.002    16.721    16.163    17.584    16.226     14.309     12.500         --         --
Value at End of Year      19.158    16.898    18.002    16.721    16.163    17.584     16.226     14.309         --         --
No. of Units             773,796   832,101 1,026,560   951,122   689,169   505,945    331,386    221,118         --         --
No. of Units              10,039     8,074       281        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    16.842    17.951    16.683    16.133    17.561    16.213     14.304     12.500         --         --
Value at End of Year      19.085    16.842    17.951    16.683    16.133    17.561     16.213     14.304         --         --
No. of Units             318,231   311,829   330,850   311,581   335,929   333,567    381,932    351,762         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    16.676    17.800    16.567    16.046    17.492    16.173     14.291     12.500         --         --
Value at End of Year      18.867    16.676    17.800    16.567    16.046    17.492     16.173     14.291         --         --
No. of Units             385,134   393,918   529,883   505,289   348,357   163,463     58,633      9,679         --         --
No. of Units               7,387     7,376        --        --        --        --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    16.620    17.750    16.529    16.016    17.469    16.160     14.286     12.500         --         --
Value at End of Year      18.795    16.620    17.750    16.529    16.016    17.469     16.160     14.286         --         --
No. of Units              52,880    61,451    58,628    57,140    59,191    76,131     81,996     81,715         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    13.700    14.653    13.665    13.262    14.486    13.420     12.500         --         --         --
Value at End of Year      15.469    13.700    14.653    13.665    13.262    14.486     13.420         --         --         --
No. of Units              49,070    53,161    70,879    62,639    59,324    22,399      1,905         --         --         --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    11.251    18.904    18.948    15.993    14.669    12.983     10.345     12.989     15.723     14.233
Value at End of Year      14.553    11.251    18.904    18.948    15.993    14.669     12.983     10.345     12.989     15.723
No. of Units             506,467   625,729   887,640 1,105,450 1,337,971 1,510,240  1,687,116  2,148,186  2,616,086  2,821,569

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     9.083    15.269    15.312    12.931    11.866    10.508      8.377     10.523     12.500         --
Value at End of Year      11.743     9.083    15.269    15.312    12.931    11.866     10.508      8.377     10.523         --
No. of Units             165,464   176,880   233,312   271,507   312,489   336,937    351,922    410,924    213,812         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     9.545    16.069    16.139    13.649    12.544    11.125     8.882    11.175    13.554    12.500
Value at End of Year      12.322     9.545    16.069    16.139    13.649    12.544    11.125     8.882    11.175    13.554
No. of Units              56,288    79,683   107,160   123,331   140,032   147,681   175,525   203,711   245,949   148,782

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     8.941    15.059    15.132    12.804    11.774    10.447     8.345    10.504    12.500        --
Value at End of Year      11.535     8.941    15.059    15.132    12.804    11.774    10.447     8.345    10.504        --
No. of Units             146,233   162,378   186,961   210,413   268,863   274,068   293,462   348,085   250,397        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.105    18.687    18.775    15.877    14.592    12.940    10.329    12.500        --        --
Value at End of Year      14.335    11.105    18.687    18.775    15.877    14.592    12.940    10.329        --        --
No. of Units             129,042   152,478   202,806   190,954   228,738   216,560   162,100   110,632        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.068    18.634    18.731    15.848    14.573    12.929    10.326    12.500        --        --
Value at End of Year      14.280    11.068    18.634    18.731    15.848    14.573    12.929    10.326        --        --
No. of Units             133,874   137,137   162,087   177,861   184,253   199,246   189,132   172,759        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.958    18.477    18.602    15.762    14.515    12.897    10.316    12.500        --        --
Value at End of Year      14.117    10.958    18.477    18.602    15.762    14.515    12.897    10.316        --        --
No. of Units              31,228    31,526    67,184    63,733    64,911    40,042     7,864       915        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.922    18.425    18.558    15.733    14.496    12.887    10.313    12.500        --        --
Value at End of Year      14.063    10.922    18.425    18.558    15.733    14.496    12.887    10.313        --        --
No. of Units              35,263    38,059    48,401    55,718    65,496    59,467    63,978    21,121        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.680    21.424    21.612    18.349    16.931    15.074    12.500        --        --        --
Value at End of Year      16.303    12.680    21.424    21.612    18.349    16.931    15.074        --        --        --
No. of Units                 584       608       577       585       307     2,292     2,375        --        --        --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited 8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    13.921    12.500        --        --        --
Value at End of Year          --        --        --        --        --    13.954    13.921        --        --        --
No. of Units                  --        --        --        --        --       500     6,310        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    13.907    12.000        --        --        --
Value at End of Year          --        --        --        --        --    13.904    13.907        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --    13.898    12.500        --        --        --
Value at End of Year          --        --        --        --        --    13.875    13.898        --        --        --
No. of Units                  --        --        --        --        --        --        --        --        --        --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year    13.834    20.044    17.301    16.213    14.617    12.875     9.599    13.400    12.500        --
Value at End of Year      17.954    13.834    20.044    17.301    16.213    14.617    12.875     9.599    13.400        --
No. of Units             324,517   414,573   572,029   644,333   850,616   892,430   968,366   826,002   629,384        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395    12.500        --
Value at End of Year      17.876    13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395        --
No. of Units             332,177   355,961   437,964   504,992   555,093   654,738   678,955   630,093   148,136        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382    12.500        --
Value at End of Year      17.645    13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382        --
No. of Units              27,114    34,117    50,617    70,186    83,832    88,318    84,739    59,183    27,922        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    13.570    19.712    17.057    16.025    14.484    12.789     9.559    13.377    12.500        --
Value at End of Year      17.568    13.570    19.712    17.057    16.025    14.484    12.789     9.559    13.377        --
No. of Units             151,857   168,443   206,708   248,881   268,992   284,385   308,717   324,941   201,379        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    15.122    21.959    18.991    17.831    16.107    14.220    10.626    12.500        --        --
Value at End of Year      19.587    15.122    21.959    18.991    17.831    16.107    14.220    10.626        --        --
No. of Units             242,643   303,171   372,757   386,178   357,276   331,788   300,443   187,281        --        --
No. of Units               1,699     1,811        90        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    15.072    21.898    18.947    17.798    16.086    14.208    10.623    12.500        --        --
Value at End of Year      19.513    15.072    21.898    18.947    17.798    16.086    14.208    10.623        --        --
No. of Units             247,662   265,143   307,875   371,411   424,736   464,666   478,349   357,514        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    14.922    21.713    18.816    17.702    16.022    14.174    10.612    12.500        --        --
Value at End of Year      19.290    14.922    21.713    18.816    17.702    16.022    14.174    10.612        --        --
No. of Units              46,260    85,159    67,120    73,278    74,870    56,393    33,516     5,305        --        --
No. of Units               1,589     1,017        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    14.873    21.652    18.773    17.670    16.001    14.162    10.609    12.500        --        --
Value at End of Year      19.217    14.873    21.652    18.773    17.670    16.001    14.162    10.609        --        --
No. of Units              53,923    62,085    69,815    87,527   107,200   106,437   108,831    94,382        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    15.637    22.800    19.797    18.662    16.925    15.002    12.500        --        --        --
Value at End of Year      20.174    15.637    22.800    19.797    18.662    16.925    15.002        --        --        --
No. of Units               1,819    10,826     2,786     3,079     3,639     3,114       339        --        --        --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year     6.401    11.525    12.500        --        --        --        --        --        --        --
Value at End of Year      11.479     6.401    11.525        --        --        --        --        --        --        --
No. of Units             146,263    19,834    49,850        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     6.396    11.521    12.500        --        --        --        --        --        --        --
Value at End of Year      11.464     6.396    11.521        --        --        --        --        --        --        --
No. of Units             128,429    18,225    15,342        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     6.380    11.509    12.500        --        --        --        --        --        --        --
Value at End of Year      11.418     6.380    11.509        --        --        --        --        --        --        --
No. of Units              29,717       957       400        --        --        --        --        --        --        --
No. of Units               1,788     2,069        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     6.375    11.505    12.500        --        --        --        --        --        --        --
Value at End of Year      11.403     6.375    11.505        --        --        --        --        --        --        --
No. of Units              18,923       955     1,340        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    12.500        --        --        --        --        --        --        --
Value at End of Year      11.357        --    11.927        --        --        --        --        --        --        --
No. of Units               5,634        --        --        --        --        --        --        --        --        --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    10.932    15.754    15.743    14.487    14.188    12.975    10.589    11.548    12.410    13.844
Value at End of Year      16.631    10.932    15.754    15.743    14.487    14.188    12.975    10.589    11.548    12.410
No. of Units             831,418   930,621 1,096,515 1,594,372 1,932,687 2,934,645 3,569,054 2,813,244 2,783,661 2,688,001

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    10.301    14.853    14.851    13.672    13.397    12.257    10.008    10.921    12.500        --
Value at End of Year      15.665    10.301    14.853    14.851    13.672    13.397    12.257    10.008    10.921        --
No. of Units             357,717   367,442   429,629   450,056   509,121   636,987   773,893   518,196   193,430        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     9.987    14.421    14.440    13.314    13.066    11.973     9.790    10.699    11.520    12.500
Value at End of Year      15.163     9.987    14.421    14.440    13.314    13.066    11.973     9.790    10.699    11.520
No. of Units              81,094    76,944   111,336   162,853   190,991   270,881   342,878   255,279   213,210    63,437

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    10.139    14.649    14.676    13.538    13.292    12.186     9.970    10.900    12.500        --
Value at End of Year      15.388    10.139    14.649    14.676    13.538    13.292    12.186     9.970    10.900        --
No. of Units             108,676   113,804   139,428   177,466   228,180   314,899   602,930   270,619   168,652        --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.952    17.269    17.304    15.942    15.634    14.325    11.714    12.500        --        --
Value at End of Year      18.166    11.952    17.269    17.304    15.942    15.634    14.325    11.714        --        --
No. of Units             361,717   362,313   387,546   465,143   527,606   644,525   535,198   182,041        --        --
No. of Units                 990     1,140       116        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.913    17.220    17.264    15.913    15.613    14.313    11.710    12.500        --        --
Value at End of Year      18.097    11.913    17.220    17.264    15.913    15.613    14.313    11.710        --        --
No. of Units             163,814   168,175   215,677   287,262   378,988   468,337   595,107   273,788        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.795    17.075    17.144    15.826    15.551    14.278    11.699    12.500        --        --
Value at End of Year      17.891    11.795    17.075    17.144    15.826    15.551    14.278    11.699        --        --
No. of Units              95,425    84,721   108,877   111,397   215,221   181,616   173,522    76,459        --        --
No. of Units                 687        37        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.756    17.027    17.105    15.797    15.531    14.266    11.695    12.500        --        --
Value at End of Year      17.822    11.756    17.027    17.105    15.797    15.531    14.266    11.695        --        --
No. of Units              63,370    65,757    74,724   113,808   138,742   129,647   126,210    58,163        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.226    16.284    16.383    15.154    14.920    13.726    12.500        --        --        --
Value at End of Year      16.994    11.226    16.284    16.383    15.154    14.920    13.726        --        --        --
No. of Units              17,193    16,485    14,379    17,298    16,660    10,684     3,519        --        --        --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited
8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --    19.084    19.171    17.917    17.294    16.318    13.102    15.829    15.921    15.408
Value at End of Year          --    13.128    19.084    19.171    17.917    17.294    16.318    13.102    15.829    15.921
No. of Units                  -- 1,163,310 1,633,536 2,002,272 2,460,957 3,163,259 2,666,500 2,859,787 2,843,644 2,227,061

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --    14.471    14.544    13.600    13.133    12.398     9.960    12.039    12.500        --
Value at End of Year          --     9.950    14.471    14.544    13.600    13.133    12.398     9.960    12.039        --
No. of Units                  --   436,563   520,540   642,131   748,450   864,139   729,718   792,866 1,503,330        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --    15.024    15.122    14.162    13.696    12.949    10.418    12.612    12.711    12.500
Value at End of Year          --    10.314    15.024    15.122    14.162    13.696    12.949    10.418    12.612    12.711
No. of Units                  --   147,295   201,454   244,676   292,974   440,583   465,470   484,314   440,801   175,347

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    14.272    14.373    13.467    13.031    12.326     9.922    12.017    12.500        --
Value at End of Year          --     9.794    14.272    14.373    13.467    13.031    12.326     9.922    12.017        --
No. of Units                  --   170,973   212,287   316,039   369,581   419,638   368,485   365,287   264,002        --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --    15.636    15.739    14.743    14.262    13.485    10.845    12.500        --        --
Value at End of Year          --    10.741    15.636    15.739    14.743    14.262    13.485    10.845        --        --
No. of Units                  --   436,666   517,798   519,624   553,526   611,366   449,663   310,937        --        --
No. of Units                  --     2,474       190        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    15.592    15.703    14.716    14.243    13.474    10.841    12.500        --        --
Value at End of Year          --    10.706    15.592    15.703    14.716    14.243    13.474    10.841        --        --
No. of Units                  --   244,229   307,932   395,777   459,154   555,572   522,347   428,533        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    15.461    15.594    14.636    14.187    13.441    10.831    12.500        --        --
Value at End of Year          --    10.599    15.461    15.594    14.636    14.187    13.441    10.831        --        --
No. of Units                  --    80,295    94,677   104,558   106,569    93,132    51,598     4,107        --        --
No. of Units                  --        61        --        --        --        --        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    15.417    15.558    14.610    14.168    13.430    10.827    12.500        --        --
Value at End of Year          --    10.564    15.417    15.558    14.610    14.168    13.430    10.827        --        --
No. of Units                  --    38,480    79,755    97,653   116,769   150,881    90,496    72,849        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    16.461    16.636    15.646    15.196    14.426    12.500        --        --        --
Value at End of Year          --    11.263    16.461    16.636    15.646    15.196    14.426        --        --        --
No. of Units                  --     4,604    10,119    10,098    10,481    10,022     6,458        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    10.890    18.021    16.428    13.372    11.713    10.291     8.023    10.405    13.470    16.397
Value at End of Year      12.721    10.890    18.021    16.428    13.372    11.713    10.291     8.023    10.405    13.470
No. of Units             548,810   715,102   927,936 1,121,277 1,237,783 1,469,396 1,712,555 2,021,990 2,311,974 2,449,906

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    10.087    16.700    15.232    12.404    10.870     9.556     7.454     9.671    12.500        --
Value at End of Year      11.777    10.087    16.700    15.232    12.404    10.870     9.556     7.454     9.671        --
No. of Units             213,586   229,666   305,457   368,710   360,323   334,920   356,031   331,142   152,953        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     8.913    14.779    13.500    11.010     9.663     8.508     6.646     8.636    11.203    12.500
Value at End of Year      10.391     8.913    14.779    13.500    11.010     9.663     8.508     6.646     8.636    11.203
No. of Units              85,541    91,599   107,926   122,090   123,837   154,748   170,278   206,795   255,903   131,842

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     9.928    16.471    15.052    12.282    10.785     9.500     7.425     9.654    12.500        --
Value at End of Year      11.568     9.928    16.471    15.052    12.282    10.785     9.500     7.425     9.654        --
No. of Units              82,921   102,104   109,616   120,646   168,622   192,069   217,150   257,700   213,339        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    13.007    21.578    19.721    16.072    14.107    12.420     9.684    12.500        --        --
Value at End of Year      15.179    13.007    21.578    19.721    16.072    14.107    12.420     9.684        --        --
No. of Units             115,369   142,752   183,263   182,584   148,278   174,243   145,022   116,451        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.964    21.517    19.675    16.042    14.088    12.410     9.681    12.500        --        --
Value at End of Year      15.121    12.964    21.517    19.675    16.042    14.088    12.410     9.681        --        --
No. of Units             186,927   195,414   247,930   258,978   241,585   257,371   271,775   245,219        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.835    21.336    19.539    15.955    14.032    12.380     9.672    12.500        --        --
Value at End of Year      14.949    12.835    21.336    19.539    15.955    14.032    12.380     9.672        --        --
No. of Units              15,669    35,157    45,709    40,486    19,364     9,947     5,510     3,919        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.793    21.276    19.494    15.926    14.014    12.370     9.669    12.500        --        --
Value at End of Year      14.892    12.793    21.276    19.494    15.926    14.014    12.370     9.669        --        --
No. of Units              33,802    34,888    44,136    53,201    65,489    47,703    48,549    45,003        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    27.864    25.569    20.920    18.436    16.298    12.500        --        --        --
Value at End of Year          --    16.728    27.864    25.569    20.920    18.436    16.298        --        --        --
No. of Units                  --       230     2,271     5,989       416       361       379        --        --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year    12.900    23.627    20.791    16.827    14.654    12.500        --        --        --        --
Value at End of Year      17.509    12.900    23.627    20.791    16.827    14.654        --        --        --        --
No. of Units             122,945   163,607   244,925   462,461   277,267   234,512        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    12.870    23.584    20.764    16.813    14.650    12.500        --        --        --        --
Value at End of Year      17.460    12.870    23.584    20.764    16.813    14.650        --        --        --        --
No. of Units              70,588    73,430   130,832   200,801   195,397   221,867        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    12.780    23.454    20.681    16.771    14.635    12.500        --        --        --        --
Value at End of Year      17.312    12.780    23.454    20.681    16.771    14.635        --        --        --        --
No. of Units              15,309    18,148    36,192    97,058    24,929    22,558        --        --        --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    12.750    23.411    20.654    16.757    14.630    12.500        --        --        --        --
Value at End of Year      17.263    12.750    23.411    20.654    16.757    14.630        --        --        --        --
No. of Units              38,054    39,939    43,938    75,630    62,099    52,287        --        --        --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year    12.780    23.449    20.682    16.768    14.631    12.500        --        --        --        --
Value at End of Year      17.300    12.780    23.449    20.682    16.768    14.631        --        --        --        --
No. of Units             116,490   111,358   158,063   226,436   130,660   110,700        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.750    23.406    20.654    16.754    14.626    12.500        --        --        --        --
Value at End of Year      17.251    12.750    23.406    20.654    16.754    14.626        --        --        --        --
No. of Units              48,862    54,779    89,390   110,963   109,677   115,162        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.661    23.278    20.572    16.713    14.612    12.500        --        --        --        --
Value at End of Year      17.105    12.661    23.278    20.572    16.713    14.612        --        --        --        --
No. of Units              16,585    18,135    24,145    43,751    34,461    21,105        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.631    23.236    20.545    16.699    14.607    12.500        --        --        --        --
Value at End of Year      17.056    12.631    23.236    20.545    16.699    14.607        --        --        --        --
No. of Units              15,011    17,305    20,659    35,058    41,620    37,437        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.543    23.108    20.463    16.657    14.592    12.500        --        --        --        --
Value at End of Year      16.912    12.543    23.108    20.463    16.657    14.592        --        --        --        --
No. of Units               2,814     3,181     3,931     4,952     5,069     3,940        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year    10.728    22.085    18.729    15.352    12.500        --        --        --        --        --
Value at End of Year      14.499    10.728    22.085    18.729    15.352        --        --        --        --        --
No. of Units             292,407   390,032   527,327   370,887   113,101        --        --        --        --        --
No. of Units               3,297     1,767        92        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.708    22.056    18.714    15.347    12.500        --        --        --        --        --
Value at End of Year      14.465    10.708    22.056    18.714    15.347        --        --        --        --        --
No. of Units             149,447   155,857   172,702    89,912    22,608        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.649    21.968    18.667    15.331    12.500        --        --        --        --        --
Value at End of Year      14.364    10.649    21.968    18.667    15.331        --        --        --        --        --
No. of Units              71,004    71,119    87,516    51,402    16,220        --        --        --        --        --
No. of Units                 295       297        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.630    21.938    18.652    15.326    12.500        --        --        --        --        --
Value at End of Year      14.331    10.630    21.938    18.652    15.326        --        --        --        --        --
No. of Units              35,950    44,034    66,127    63,585    39,642        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.571    21.851    18.606    15.311    12.500        --        --        --        --        --
Value at End of Year      14.231    10.571    21.851    18.606    15.311        --        --        --        --        --
No. of Units               1,941     1,750     6,211     3,370        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --    24.772    22.846    18.165    16.755    14.057     9.214    11.237    16.566    23.749
Value at End of Year          --    11.468    24.772    22.846    18.165    16.755    14.057     9.214    11.237    16.566
No. of Units                  --   620,646   850,583   939,745 1,019,832 1,202,122 1,272,217 1,448,847 1,890,753 2,517,221

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --    19.106    17.630    14.025    12.942    10.863     7.124     8.693    12.500        --
Value at End of Year          --     8.840    19.106    17.630    14.025    12.942    10.863     7.124     8.693        --
No. of Units                  --   135,800   206,667   169,153   158,856   154,062   140,047   103,836    71,845        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --    14.790    13.668    10.889    10.064     8.460     5.556     6.790    10.030    12.500
Value at End of Year          --     6.833    14.790    13.668    10.889    10.064     8.460     5.556     6.790    10.030
No. of Units                  --    99,636   153,247   156,726   169,477   211,777   221,197   240,692   336,043   220,745

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    18.844    17.422    13.887    12.841    10.800     7.097     8.677    12.500        --
Value at End of Year          --     8.701    18.844    17.422    13.887    12.841    10.800     7.097     8.677        --
No. of Units                  --    52,481    87,239    83,347    76,909    90,663    87,045    96,616   129,049        --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --    26.332    24.337    19.377    17.911    15.050     9.879    12.500        --        --
Value at End of Year          --    12.157    26.332    24.337    19.377    17.911    15.050     9.879        --        --
No. of Units                  --   197,871   231,739   158,412   166,799   170,357    87,054    53,743        --        --
No. of Units                  --     1,676        78        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    26.258    24.281    19.342    17.887    15.038     9.876    12.500        --        --
Value at End of Year          --    12.117    26.258    24.281    19.342    17.887    15.038     9.876        --        --
No. of Units                  --    98,615   157,654   156,996   131,077   129,202   110,596    65,894        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    26.037    24.113    19.237    17.817    15.001     9.866    12.500        --        --
Value at End of Year          --    11.996    26.037    24.113    19.237    17.817    15.001     9.866        --        --
No. of Units                  --    41,540    59,216    86,241    82,013    56,009    17,077       497        --        --
No. of Units                  --       143        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    25.964    24.057    19.202    17.793    14.989     9.863    12.500        --        --
Value at End of Year          --    11.957    25.964    24.057    19.202    17.793    14.989     9.863        --        --
No. of Units                  --    36,509    48,017    47,279    57,475    57,199    57,493    17,903        --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    30.970    28.739    22.973    21.319    17.987    12.500        --        --        --
Value at End of Year          --    14.240    30.970    28.739    22.973    21.319    17.987        --        --        --
No. of Units                  --    12,264    17,532    14,540    13,574     7,114       629        --        --        --

INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.262        --        --        --        --        --        --        --        --        --
No. of Units             681,022        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.261        --        --        --        --        --        --        --        --        --
No. of Units             141,718        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.259        --        --        --        --        --        --        --        --        --
No. of Units              68,026        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.258        --        --        --        --        --        --        --        --        --
No. of Units              55,323        --        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.262        --        --        --        --        --        --        --        --        --
No. of Units             232,953        --        --        --        --        --        --        --        --        --
No. of Units               2,314        --        --        --        --        --        --        --        --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --        --        --        --        --        --
Value at End of Year      12.261        --        --        --        --        --        --        --        --        --
No. of Units             154,220        --        --        --        --        --        --        --        --        --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       12.259         --         --         --         --         --         --         --         --         --
No. of Units               48,522         --         --         --         --         --         --         --         --         --
No. of Units                  206         --         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       12.258         --         --         --         --         --         --         --         --         --
No. of Units               42,903         --         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       12.256         --         --         --         --         --         --         --         --         --
No. of Units               16,143         --         --         --         --         --         --         --         --         --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year     10.761     21.690     17.678     15.763     14.482     12.102      8.485     10.488     11.833     12.847
Value at End of Year       16.367     10.761     21.690     17.678     15.763     14.482     12.102      8.485     10.488     11.833
No. of Units            1,338,949  1,811,902  2,475,373  3,279,451  3,779,918  2,358,201  2,344,487  2,265,923  1,904,561  1,730,754

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126     12.500         --
Value at End of Year       17.293     12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126         --
No. of Units              464,713    533,694    710,089    777,418    816,473    586,596    502,295    503,476    173,584         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869     12.500
Value at End of Year       16.123     12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869
No. of Units              182,173    239,936    305,351    362,371    492,659    330,995    298,676    277,119    191,600    119,058

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.739     22.624     21.034     16.525     15.220     12.750      8.961     11.105     12.500         --
Value at End of Year       16.987     12.739     22.624     21.034     16.525     15.220     12.750      8.961     11.105         --
No. of Units              264,151    281,590    335,339    397,765    473,292    379,816    349,122    353,494    223,671         --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     13.944     24.766     23.002     18.071     16.637     13.922      9.783     12.500         --         --
Value at End of Year       18.616     13.944     24.766     23.002     18.071     16.637     13.922      9.783         --         --
No. of Units              584,141    653,221    815,489    948,384    916,366    833,752    625,371    529,848         --         --
No. of Units                2,651      2,252         81         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.898     24.696     22.949     18.038     16.615     13.910      9.780     12.500         --         --
Value at End of Year       18.545     13.898     24.696     22.949     18.038     16.615     13.910      9.780         --         --
No. of Units              441,463    461,358    578,125    744,680    792,671    694,947    642,023    533,862         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.760     24.488     22.790     17.940     16.549     13.876      9.771     12.500         --         --
Value at End of Year       18.333     13.760     24.488     22.790     17.940     16.549     13.876      9.771         --         --
No. of Units              134,376    147,312    185,326    193,480    186,031     90,653     26,197      9,713         --         --
No. of Units                2,493      3,037        708         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.715     24.419     22.737     17.907     16.528     13.865      9.768     12.500         --         --
Value at End of Year       18.264     13.715     24.419     22.737     17.907     16.528     13.865      9.768         --         --
No. of Units              124,476    127,979    160,361    167,710    168,420    132,370    116,135     99,265         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     16.979     30.277     28.234     22.270     20.585     17.294     12.500         --         --         --
Value at End of Year       22.577     16.979     30.277     28.234     22.270     20.585     17.294         --         --         --
No. of Units               16,058     16,319     20,408     26,839     23,280     10,941      5,069         --         --         --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     18.700     19.316     18.473     18.115     17.990     17.433     16.497     15.241     14.423     13.389
Value at End of Year       20.705     18.700     19.316     18.473     18.115     17.990     17.433     16.497     15.241     14.423
No. of Units              797,313  1,014,324  1,265,562  1,532,455  1,829,113  2,219,766  2,701,949  3,656,084  3,589,400  2,573,833

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097     12.500         --
Value at End of Year       17.722     16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097         --
No. of Units              280,533    308,843    398,695    393,842    536,084    621,562    701,856    922,382    256,376         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055     12.500
Value at End of Year       18.406     16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055
No. of Units              143,907    135,632    157,899    191,540    219,086    288,643    383,496    556,840    382,829     92,766

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     15.762     16.323     15.649     15.384     15.316     14.879     14.116     13.073     12.500         --
Value at End of Year       17.409     15.762     16.323     15.649     15.384     15.316     14.879     14.116     13.073         --
No. of Units              167,575    196,339    164,157    251,017    283,281    332,729    453,180    625,558    480,844         --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     14.960     15.476     14.840     14.581     14.515     14.087     13.341     12.500         --         --
Value at End of Year       16.527     14.960     15.476     14.840     14.581     14.515     14.087     13.341         --         --
No. of Units              633,173    563,980    699,118    599,015    437,529    319,935    334,870    200,438         --         --
No. of Units                8,290      7,888         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     14.910     15.432     14.806     14.555     14.495     14.075     13.337     12.500         --         --
Value at End of Year       16.464     14.910     15.432     14.806     14.555     14.495     14.075     13.337         --         --
No. of Units              224,131    203,272    249,312    292,236    300,516    344,143    477,424    432,480         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.762     15.302     14.703     14.476     14.438     14.041     13.324     12.500         --         --
Value at End of Year       16.276     14.762     15.302     14.703     14.476     14.438     14.041     13.324         --         --
No. of Units              209,592    213,484    306,290    274,281    159,444     66,125     37,853      4,969         --         --
No. of Units                3,971      3,972         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     14.713     15.259     14.669     14.449     14.419     14.029     13.320     12.500         --         --
Value at End of Year       16.214     14.713     15.259     14.669     14.449     14.419     14.029     13.320         --         --
No. of Units               21,110     22,334     34,122     49,664     60,080     69,891    135,469    134,683         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.247     13.759     13.247     13.068     13.060     12.726     12.500         --         --         --
Value at End of Year       14.576     13.247     13.759     13.247     13.068     13.060     12.726         --         --         --
No. of Units               16,357     15,744      8,460      8,461      6,653      6,999      3,773         --         --         --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.214     11.683      9.468     12.461     15.401     18.239
Value at End of Year           --         --         --         --     12.056     12.214     11.683      9.468     12.461     15.401
No. of Units                   --         --         --         --  3,141,109  4,000,802  4,690,539  5,621,065  6,562,505  6,809,886

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --         --      9.714      9.297      7.538      9.926     12.500         --
Value at End of Year           --         --         --         --      9.583      9.714      9.297      7.538      9.926         --
No. of Units                   --         --         --         --  1,035,819  1,234,766  1,393,576  1,560,881    656,051         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --         --         --         --      8.595      8.238      6.689      8.822     10.925     12.500
Value at End of Year           --         --         --         --      8.467      8.595      8.238      6.689      8.822     10.925
No. of Units                   --         --         --         --  1,022,004  1,126,832  1,228,796  1,282,709  1,321,074    751,651

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --         --         --         --      9.638      9.242      7.509      9.907     12.500         --
Value at End of Year           --         --         --         --      9.489      9.638      9.242      7.509      9.907         --
No. of Units                   --         --         --         --    571,098    664,101    737,120    833,740    579,502         --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.003     12.459     10.104     12.500         --         --
Value at End of Year           --         --         --         --     12.801     13.003     12.459     10.104         --         --
No. of Units                   --         --         --         --    528,213    555,743    525,535    408,713         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.986     12.449     10.101     12.500         --         --
Value at End of Year           --         --         --         --     12.778     12.986     12.449     10.101         --         --
No. of Units                   --         --         --         --    711,619    785,395    873,186    677,092         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --         --     12.935     12.419     10.091     12.500         --         --
Value at End of Year           --         --         --         --     12.708     12.935     12.419     10.091         --         --
No. of Units                   --         --         --         --    123,910     97,380     37,435      3,838         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --         --     12.918     12.409     10.088     12.500         --         --
Value at End of Year           --         --         --         --     12.685     12.918     12.409     10.088         --         --
No. of Units                   --         --         --         --    202,616    225,355    223,541    188,632         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --         --     15.240     14.661     12.500         --         --         --
Value at End of Year           --         --         --         --     14.942     15.240     14.661         --         --         --
No. of Units                   --         --         --         --      4,695      6,460      5,269         --         --         --

LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      7.628         --         --         --         --         --         --         --         --         --
Value at End of Year        9.828      7.628         --         --         --         --         --         --         --         --
No. of Units                  123        124         --         --         --         --         --         --         --         --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year      9.173     15.444     15.490     13.781     12.500         --         --         --         --         --
Value at End of Year       11.791      9.173     15.444     15.490     13.781         --         --         --         --         --
No. of Units              967,997  1,166,940  1,502,982     18,567      9,486         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year      9.156     15.424     15.477     13.776     12.500         --         --         --         --         --
Value at End of Year       11.763      9.156     15.424     15.477     13.776         --         --         --         --         --
No. of Units              280,948    375,884    456,354      1,555      3,665         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      9.106     15.362     15.439     13.762     12.500         --         --         --         --         --
Value at End of Year       11.681      9.106     15.362     15.439     13.762         --         --         --         --         --
No. of Units              148,206    187,492    227,715     21,067     15,530         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year      9.089     15.342     15.426     13.758     12.500         --         --         --         --         --
Value at End of Year       11.654      9.089     15.342     15.426     13.758         --         --         --         --         --
No. of Units              109,336    120,598    147,818         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year      9.039     15.280     15.387     13.744     12.500         --         --         --         --         --
Value at End of Year       11.573      9.039     15.280     15.387     13.744         --         --         --         --         --
No. of Units                2,612      2,423      2,420         --         --         --         --         --         --         --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     15.777     25.045     24.418     21.423     18.876     15.775     12.500         --         --         --
Value at End of Year       17.143     15.777     25.045     24.418     21.423     18.876     15.775         --         --         --
No. of Units              338,289    410,112    546,446    780,070    588,718    300,576     10,095         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     15.732     24.987     24.373     21.395     18.860     15.769     12.500         --         --         --
Value at End of Year       17.086     15.732     24.987     24.373     21.395     18.860     15.769         --         --         --
No. of Units              254,188    256,694    330,595    417,237    220,433    108,288      1,275         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.599     24.813     24.240     21.309     18.813     15.754     12.500         --         --         --
Value at End of Year       16.916     15.599     24.813     24.240     21.309     18.813     15.754         --         --         --
No. of Units               40,639     50,576     72,512    116,968    113,630     44,665      6,876         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     15.555     24.756     24.196     21.281     18.798     15.749     12.500         --         --         --
Value at End of Year       16.860     15.555     24.756     24.196     21.281     18.798     15.749         --         --         --
No. of Units               85,049     83,194     94,562    135,504     68,538     27,769      3,035         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.423     24.583     24.064     21.197     18.751     15.733     12.500         --         --         --
Value at End of Year       16.692     15.423     24.583     24.064     21.197     18.751     15.733         --         --         --
No. of Units                7,411      7,304      7,094     12,939     10,614      2,676         --         --         --         --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     10.099     17.683     16.546     14.553     13.359     11.691      8.801     11.273     13.264     14.196
Value at End of Year       13.487     10.099     17.683     16.546     14.553     13.359     11.691      8.801     11.273     13.264
No. of Units              897,497  1,172,728  1,575,554  2,051,738  2,008,348  2,022,246  1,994,366  1,906,306  2,043,539  1,664,008

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year      9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364     12.500         --
Value at End of Year       12.349      9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364         --
No. of Units              645,474    700,175    762,042    962,151    884,969    868,794    816,086    739,243    274,284         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873     12.500
Value at End of Year       11.856      8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873
No. of Units              122,583    148,058    174,708    268,663    231,333    249,076    249,962    243,058    266,838    179,283

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year      9.106     15.985     14.995     13.222     12.167     10.675      8.056     10.345     12.500         --
Value at End of Year       12.131      9.106     15.985     14.995     13.222     12.167     10.675      8.056     10.345         --
No. of Units              406,458    388,099    280,040    410,093    479,990    488,945    448,711    319,249    191,040         --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     11.402     20.019     18.756     16.536     15.202     13.304     10.015     12.500         --         --
Value at End of Year       15.208     11.402     20.019     18.756     16.536     15.202     13.304     10.015         --         --
No. of Units            1,070,680  1,129,290  1,216,162  1,120,419  1,148,674  1,022,079    652,925    469,497         --         --
No. of Units                  753        760        234         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.364     19.962     18.713     16.506     15.182     13.293     10.012     12.500         --         --
Value at End of Year       15.150     11.364     19.962     18.713     16.506     15.182     13.293     10.012         --         --
No. of Units              494,840    495,364    634,371    741,851    780,719    793,965    715,711    550,629         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.251     19.794     18.583     16.417     15.122     13.260     10.002     12.500         --         --
Value at End of Year       14.977     11.251     19.794     18.583     16.417     15.122     13.260     10.002         --         --
No. of Units              290,048    334,739    296,385    302,739    269,469    111,190    227,621    215,430         --         --
No. of Units                1,619         69         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.214     19.738     18.540     16.387     15.102     13.249      9.999     12.500         --         --
Value at End of Year       14.920     11.214     19.738     18.540     16.387     15.102     13.249      9.999         --         --
No. of Units              145,814    161,085    130,778    168,450    168,242    222,010    188,117     86,049         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.394     23.611     22.211     19.660     18.146     15.944     12.500         --         --         --
Value at End of Year       17.793     13.394     23.611     22.211     19.660     18.146     15.944         --         --         --
No. of Units               44,492     44,473     45,411     54,363     46,136     38,360     12,707         --         --         --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     13.708     20.265     19.332     17.416     16.548     14.809     12.132     13.683     14.595     14.456
Value at End of Year       17.647     13.708     20.265     19.332     17.416     16.548     14.809     12.132     13.683     14.595
No. of Units            6,637,226  7,630,891 10,179,524 11,494,886 11,728,355 11,283,081 10,989,760 10,276,309  9,273,003  7,621,122

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515     12.500         --
Value at End of Year       14.792     11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515         --
No. of Units            3,518,670  3,358,809  3,977,730  4,321,437  4,291,067  4,079,233  3,810,840  3,450,452  1,187,221         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355     12.500
Value at End of Year       14.673     11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355
No. of Units            1,054,988  1,186,116  1,488,996  1,627,833  1,667,395  1,574,560  1,251,961  1,160,624  1,118,988    512,761

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     11.315     16.769     16.038     14.484     13.796     12.378     10.165     11.494     12.500         --
Value at End of Year       14.530     11.315     16.769     16.038     14.484     13.796     12.378     10.165     11.494         --
No. of Units            1,788,105  1,814,585  2,392,019  2,670,852  2,664,999  2,601,612  2,528,331  2,066,405  1,321,349         --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     12.721     18.847     18.015     16.262     15.463     13.848     11.344     12.500         --         --
Value at End of Year       16.343     12.721     18.847     18.015     16.262     15.463     13.848     11.344         --         --
No. of Units           43,699,116 42,494,105 40,317,394 33,120,895 24,211,507 12,415,096  3,242,220  2,169,689         --         --
No. of Units              398,671    318,519     12,453         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.679     18.794     17.973     16.232     15.442     13.837     11.341     12.500         --         --
Value at End of Year       16.280     12.679     18.794     17.973     16.232     15.442     13.837     11.341         --         --
No. of Units            3,587,041  3,649,467  4,140,123  4,286,258  4,307,494  4,134,409  3,642,130  3,197,418         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.553     18.636     17.849     16.144     15.381     13.803     11.330     12.500         --         --
Value at End of Year       16.095     12.553     18.636     17.849     16.144     15.381     13.803     11.330         --         --
No. of Units           18,455,145 17,196,291 16,651,923 13,861,070  9,885,418  4,522,346    714,035    348,694         --         --
No. of Units              679,543    514,091     29,848         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.511     18.583     17.807     16.115     15.361     13.791     11.326     12.500         --         --
Value at End of Year       16.033     12.511     18.583     17.807     16.115     15.361     13.791     11.326         --         --
No. of Units              616,136    630,594    649,320    705,305    796,374    690,174    601,338    412,922         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.079     19.457     18.672     16.922     16.155     14.526     12.500         --         --         --
Value at End of Year       16.736     13.079     19.457     18.672     16.922     16.155     14.526         --         --         --
No. of Units              724,954    711,438    892,870    922,572    834,772    426,091    186,079         --         --         --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     16.906     20.337     19.602     18.358     18.122     16.950     15.432     15.408     15.161     14.297
Value at End of Year       20.260     16.906     20.337     19.602     18.358     18.122     16.950     15.432     15.408     15.161
No. of Units            1,969,272  2,322,498  2,179,833  2,132,403  2,238,385  2,319,819  2,330,163  2,420,641  2,000,113  1,562,853

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.785     16.591     15.999     14.992     14.806     13.856     12.621     12.607     12.500         --
Value at End of Year       16.512     13.785     16.591     15.999     14.992     14.806     13.856     12.621     12.607         --
No. of Units              826,351    763,253    561,749    585,300    620,220    619,173    686,486    744,882     10,676         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     14.170     17.080     16.496     15.481     15.312     14.351     13.091     13.097     12.913     12.500
Value at End of Year       16.948     14.170     17.080     16.496     15.481     15.312     14.351     13.091     13.097     12.913
No. of Units              324,776    308,539    319,461    294,112    347,751    322,026    255,474    230,048    161,087     11,403

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.568     16.363     15.811     14.845     14.690     13.775     12.573     12.584     12.500         --
Value at End of Year       16.219     13.568     16.363     15.811     14.845     14.690     13.775     12.573     12.584         --
No. of Units              547,343    450,098    401,079    387,589    588,687    660,713    438,023    530,281    158,202         --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     13.572     16.347     15.787     14.828     14.648     13.710     12.483     12.500         --         --
Value at End of Year       16.228     13.572     16.347     15.787     14.828     14.648     13.710     12.483         --         --
No. of Units           10,704,327  8,480,415  4,506,267  2,984,536  2,477,002  1,848,666    846,094    483,478         --         --
No. of Units              286,290    157,661         --         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.527     16.301     15.750     14.801     14.628     13.699     12.479     12.500         --         --
Value at End of Year       16.166     13.527     16.301     15.750     14.801     14.628     13.699     12.479         --         --
No. of Units              933,946  1,073,598    563,115    498,531    514,476    582,742    752,018    549,769         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.393     16.163     15.641     14.720     14.571     13.666     12.467     12.500         --         --
Value at End of Year       15.982     13.393     16.163     15.641     14.720     14.571     13.666     12.467         --         --
No. of Units            6,124,374  4,749,864  1,905,841  1,265,059  1,182,877    802,698    252,968     72,309         --         --
No. of Units              292,806    227,281         --         --         --         --         --         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.348     16.118     15.605     14.694     14.551     13.655     12.463     12.500         --         --
Value at End of Year       15.921     13.348     16.118     15.605     14.694     14.551     13.655     12.463         --         --
No. of Units              124,157    123,334    111,699    120,343    123,769    137,000    138,259    144,977         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.870     15.564     15.091     14.231     14.115     13.265     12.500         --         --         --
Value at End of Year       15.328     12.870     15.564     15.091     14.231     14.115     13.265         --         --         --
No. of Units              299,978    236,984    108,015    122,228    138,672     79,838     29,887         --         --         --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     12.013     19.246     18.181     16.268     15.204     13.476     10.565     12.750     14.238     14.904
Value at End of Year       15.767     12.013     19.246     18.181     16.268     15.204     13.476     10.565     12.750     14.238
No. of Units            5,277,791  6,686,798  8,481,207  9,887,475 10,057,591  9,394,355  8,842,207  8,238,473  8,372,801  6,749,479

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938     12.500         --
Value at End of Year       13.472     10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938         --
No. of Units            2,477,325  2,834,928  3,517,482  4,214,167  3,977,260  3,731,526  3,573,334  3,214,133  1,161,666         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090     12.500
Value at End of Year       13.149     10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090
No. of Units              735,605  1,008,551  1,146,260  1,310,848  1,240,823  1,182,459  1,164,115  1,217,395  1,145,908     74,231

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     10.108     16.235     15.375     13.791     12.922     11.482      9.024     10.918     12.500         --
Value at End of Year       13.233     10.108     16.235     15.375     13.791     12.922     11.482      9.024     10.918         --
No. of Units            1,312,619  1,451,152  1,652,297  1,832,742  1,909,770  1,819,576  1,592,863  1,278,861    857,298         --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     12.049     19.324     18.299     16.405     15.354     13.608     10.677     12.500         --         --
Value at End of Year       15.772     12.049     19.324     18.299     16.405     15.354     13.608     10.677         --         --
No. of Units           53,964,954 54,841,305 51,153,986 39,243,411 24,747,793 11,814,241  2,783,038  1,647,423         --         --
No. of Units              540,725    453,613     53,638         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.009     19.269     18.257     16.375     15.334     13.596     10.673     12.500         --         --
Value at End of Year       15.712     12.009     19.269     18.257     16.375     15.334     13.596     10.673         --         --
No. of Units            2,764,005  2,924,892  3,564,504  4,198,388  4,127,677  4,183,582  3,896,703  2,819,307         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.890     19.107     18.130     16.286     15.273     13.563     10.663     12.500         --         --
Value at End of Year       15.533     11.890     19.107     18.130     16.286     15.273     13.563     10.663         --         --
No. of Units           28,484,718 28,810,816 25,756,273 19,387,383 12,065,922  5,041,971    755,261    336,348         --         --
No. of Units              606,458    564,299     32,601         --         --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.851     19.053     18.088     16.257     15.253     13.552     10.660     12.500         --         --
Value at End of Year       15.474     11.851     19.053     18.088     16.257     15.253     13.552     10.660         --         --
No. of Units              365,629    397,810    457,449    546,330    523,420    529,437    455,404    365,982         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.180     21.223     20.178     18.162     17.066     15.186     12.500         --         --         --
Value at End of Year       17.184     13.180     21.223     20.178     18.162     17.066     15.186         --         --         --
No. of Units              758,889    753,940    923,518  1,014,785    800,504    327,994     57,928         --         --         --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     15.047     20.171     19.458     17.897     17.451     15.962     13.759     14.562     14.954     14.567
Value at End of Year       18.854     15.047     20.171     19.458     17.897     17.451     15.962     13.759     14.562     14.954
No. of Units            2,324,119  2,844,826  3,652,406  3,836,080  3,753,053  3,706,376  3,812,308  3,497,438  3,127,339  2,599,476

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     12.386     16.612     16.033     14.754     14.394     13.172     11.360     12.029     12.500         --
Value at End of Year       15.512     12.386     16.612     16.033     14.754     14.394     13.172     11.360     12.029         --
No. of Units            1,046,267  1,112,889  1,333,511  1,412,135  1,390,985  1,458,020  1,643,974  1,527,338    408,832         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.456     16.731     16.173    14.905    14.563    13.347    11.528     12.225     12.579     12.500
Value at End of Year       15.577     12.456     16.731    16.173    14.905    14.563    13.347     11.528     12.225     12.579
No. of Units              281,000    374,446    508,464   515,304   441,885   480,181   507,496    485,371    306,328    137,563

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     12.191     16.383     15.844    14.610    14.281    13.095    11.316     12.007     12.500         --
Value at End of Year       15.238     12.191     16.383    15.844    14.610    14.281    13.095     11.316     12.007         --
No. of Units              558,184    630,520    621,264   701,624   664,107   661,405   549,537    606,820    284,407         --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST)- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     12.920     17.349     16.768    15.456    15.093    13.805    11.900     12.500         --         --
Value at End of Year       16.139     12.920     17.349    16.768    15.456    15.093    13.805     11.900         --         --
No. of Units           13,307,222 12,653,937 10,145,080 8,240,533 7,038,621 3,928,697 1,474,624    859,403         --         --
No. of Units              353,842    259,900         --        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.877     17.300     16.729    15.428    15.073    13.794    11.896     12.500         --         --
Value at End of Year       16.077     12.877     17.300    16.729    15.428    15.073    13.794     11.896         --         --
No. of Units            1,348,171  1,347,484  1,633,982 1,603,186 1,729,888 1,770,566 1,853,067  1,433,656         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.750     17.154     16.614    15.344    15.014    13.760    11.884     12.500         --         --
Value at End of Year       15.894     12.750     17.154    16.614    15.344    15.014    13.760     11.884         --         --
No. of Units            6,462,910  5,987,850  4,959,397 3,397,173 2,578,618 1,348,141   333,204     48,506         --         --
No. of Units              286,993    245,808      1,516        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.707     17.106     16.575    15.316    14.994    13.749    11.881     12.500         --         --
Value at End of Year       15.834     12.707     17.106    16.575    15.316    14.994    13.749     11.881         --         --
No. of Units              132,360    184,536    306,075   334,377   372,398   350,659   320,355    199,315         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.746     17.183     16.675    15.432    15.130    13.894    12.500         --         --         --
Value at End of Year       15.857     12.746     17.183    16.675    15.432    15.130    13.894         --         --         --
No. of Units              281,619    350,131    463,928   421,250   344,729   120,806    85,327         --         --         --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006)- SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --        --    17.019    15.145    12.500         --         --         --
Value at End of Year           --         --         --        --    17.745    17.019    15.145         --         --         --
No. of Units                   --         --         --        --   201,165   259,908    38,056         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --         --         --        --    17.005    15.140    12.500         --         --         --
Value at End of Year           --         --         --        --    17.722    17.005    15.140         --         --         --
No. of Units                   --         --         --        --   101,565   101,634    57,484         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --         --         --        --    16.963    15.125    12.500         --         --         --
Value at End of Year           --         --         --        --    17.651    16.963    15.125         --         --         --
No. of Units                   --         --         --        --    64,652    54,409    27,272         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --         --         --        --    16.949    15.120    12.500         --         --         --
Value at End of Year           --         --         --        --    17.628    16.949    15.120         --         --         --
No. of Units                   --         --         --        --    35,398    34,517     9,013         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --        --    16.906    15.105    12.500         --         --         --
Value at End of Year           --         --         --        --    17.558    16.906    15.105         --         --         --
No. of Units                   --         --         --        --     1,790       737     1,297         --         --         --

MID CAP INDEX TRUST-SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     12.784     20.421     19.292    17.858    16.190    14.196    10.714     12.827     13.259     12.500
Value at End of Year       17.215     12.784     20.421    19.292    17.858    16.190    14.196     10.714     12.827     13.259
No. of Units              426,012    515,651    570,857   695,204   799,590   838,598   964,865    870,042    577,732    266,762

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     11.823     18.894     17.859    16.540    15.002    13.162     9.938     11.904     12.500          --
Value at End of Year       15.913     11.823     18.894    17.859    16.540    15.002    13.162      9.938     11.904          --
No. of Units              216,784    253,364    255,929   342,297   324,803   395,899   390,732    391,354    108,248          --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     12.547     20.083     19.011    17.633    16.018    14.074    10.643     12.767     13.223      12.500
Value at End of Year       16.863     12.547     20.083    19.011    17.633    16.018    14.074     10.643     12.767      13.223
No. of Units               25,502     27,237     39,299    65,666    55,402    61,309    63,927     80,490     68,602      41,116

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     11.637     18.635     17.649    16.378    14.885    13.085     9.900     11.882     12.500          --
Value at End of Year       15.631     11.637     18.635    17.649    16.378    14.885    13.085      9.900     11.882          --
No. of Units              118,135    128,972    136,307   161,354   181,210   218,778   239,650    153,144     80,113          --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     11.801     18.883     17.870    16.582    15.064    13.230    10.003     12.500         --          --
Value at End of Year       15.847     11.801     18.883    17.870    16.582    15.064    13.230     10.003         --          --
No. of Units              317,038    299,718    281,378   322,356   296,910   255,414   235,468    165,624         --          --
No. of Units                7,471      7,592        291        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.762     18.830     17.828    16.552    15.044    13.219    10.000     12.500         --          --
Value at End of Year       15.787     11.762     18.830    17.828    16.552    15.044    13.219     10.000         --          --
No. of Units              197,760    205,274    217,569   256,735   267,510   304,422   334,960    233,395         --          --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.646     18.672     17.705    16.462    14.985    13.187     9.990     12.500         --          --
Value at End of Year       15.607     11.646     18.672    17.705    16.462    14.985    13.187      9.990         --          --
No. of Units              105,123    105,248    113,215   122,868    76,107    62,541    18,879      2,557         --          --
No. of Units                  865        751         --        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.607     18.619     17.664    16.432    14.965    13.176     9.987     12.500         --          --
Value at End of Year       15.548     11.607     18.619    17.664    16.432    14.965    13.176      9.987         --          --
No. of Units               49,079     50,423     63,423    67,993    67,344    74,432    73,642     54,597         --          --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     13.902     22.334     21.220    19.770    18.032    15.900    12.500         --         --          --
Value at End of Year       18.594     13.902     22.334    21.220    19.770    18.032    15.900         --         --          --
No. of Units                4,739      5,820      5,784     6,218     3,677     3,843       851         --         --          --

MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year         --     11.500     12.500        --        --        --        --         --         --          --
Value at End of Year           --      6.548     11.500        --        --        --        --         --         --          --
No. of Units                   --     46,645     33,093        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     11.496     12.500        --        --        --        --         --         --          --
Value at End of Year           --      6.542     11.496        --        --        --        --         --         --          --
No. of Units                   --     18,202      8,170        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     11.485     12.500        --        --        --        --         --         --          --
Value at End of Year           --      6.526     11.485        --        --        --        --         --         --          --
No. of Units                   --      4,972        459        --        --        --        --         --         --          --
No. of Units                   --        232         --        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     11.481     12.500        --        --        --        --         --         --          --
Value at End of Year           --      6.520     11.481        --        --        --        --         --         --          --
No. of Units                   --      7,475      5,063        --        --        --        --         --         --          --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --     12.500        --        --        --        --         --         --          --
Value at End of Year           --         --     11.469        --        --        --        --         --         --          --
No. of Units                   --         --         --        --        --        --        --         --         --          --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
MID CAP STOCK TRUST-SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year      3.236     19.858     16.322    14.599    12.941    11.041     7.879     10.333     11.792     12.471
Value at End of Year        4.185      3.236     19.858    16.322    14.599    12.941    11.041      7.879     10.333     11.792
No. of Units            2,208,652  2,818,233  3,150,891 3,828,859 4,484,566 2,612,376 2,690,557  2,362,287  2,559,840  2,050,855

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     11.287     20.397     16.774    15.011    13.312    11.364     8.113     10.646     12.500         --
Value at End of Year       14.591     11.287     20.397    16.774    15.011    13.312    11.364      8.113     10.646         --
No. of Units              881,475  1,006,127    938,269 1,066,693 1,210,093   826,759   872,214    779,962    326,705         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year      3.536     20.271     16.695    14.963    13.290    11.362     8.124     10.676     12.208     12.500
Value at End of Year        4.564      3.536     20.271    16.695    14.963    13.290    11.362      8.124     10.676     12.208
No. of Units              315,960    390,436    423,201   517,264   725,070   436,586   475,551    374,904    333,413    194,878

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     11.110     20.117     16.576    14.864    13.208    11.298     8.082     10.627     12.500         --
Value at End of Year       14.332     11.110     20.117    16.576    14.864    13.208    11.298      8.082     10.627         --
No. of Units              519,854    563,637    507,327   566,566   675,722   547,386   512,114    483,340    377,123         --

MID CAP STOCK TRUST- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     13.940     25.226     20.771    18.617    16.524    14.133    10.110     12.500         --         --
Value at End of Year       17.987     13.940     25.226    20.771    18.617    16.524    14.133     10.110         --         --
No. of Units              536,777    635,358    617,818   642,322   652,533   458,499   354,941    224,592         --         --
No. of Units               15,545        743        134        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     13.894     25.154     20.723    18.584    16.502    14.121    10.107     12.500         --         --
Value at End of Year       17.919     13.894     25.154    20.723    18.584    16.502    14.121     10.107         --         --
No. of Units              479,496    515,726    469,739   619,194   685,304   489,637   519,230    384,725         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.756     24.943     20.580    18.483    16.437    14.087    10.097     12.500         --         --
Value at End of Year       17.714     13.756     24.943    20.580    18.483    16.437    14.087     10.097         --         --
No. of Units              112,677    135,085    120,447   118,178    97,800    65,417    29,443      7,166         --         --
No. of Units                1,640      2,200         --        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     13.711     24.872     20.532    18.449    16.415    14.075    10.094     12.500         --         --
Value at End of Year       17.647     13.711     24.872    20.532    18.449    16.415    14.075     10.094         --         --
No. of Units              181,050    185,480    189,177   195,847   230,780   186,746   224,007    135,298         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     15.158     27.539     22.768    20.489    18.257    15.678    12.500         --         --         --
Value at End of Year       19.480     15.158     27.539    22.768    20.489    18.257    15.678         --         --         --
No. of Units               15,423     15,248     22,100    16,233    17,141    14,764     7,759         --         --         --

MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009)- SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         --     20.212     20.387    18.442    17.342    14.152    11.465     12.954     12.500         --
Value at End of Year           --     12.131     20.212    20.387    18.442    17.342    14.152     11.465     12.954         --
No. of Units                   --    927,609  1,284,283 1,685,470 2,061,918 2,307,909 2,059,784  2,138,732    816,530         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --     20.144     20.330    18.399    17.310    14.133    11.456     12.950     12.500         --
Value at End of Year           --     12.085     20.144    20.330    18.399    17.310    14.133     11.456     12.950         --
No. of Units                   --    677,758    889,445 1,122,289 1,349,254 1,394,777 1,448,687  1,466,937    315,019         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year         --     19.944     20.158    18.271    17.215    14.076    11.427     12.936     12.500         --
Value at End of Year           --     11.946     19.944    20.158    18.271    17.215    14.076     11.427     12.936         --
No. of Units                   --     90,283    127,264   174,275   214,991   244,086   286,641    298,953     65,785         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year         --     19.877     20.101    18.228    17.183    14.057    11.417     12.932     12.500         --
Value at End of Year           --     11.900     19.877    20.101    18.228    17.183    14.057     11.417     12.932         --
No. of Units                   --    297,488    372,718   463,154   595,408   649,123   673,091    772,723    462,766         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009)- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year         --     18.926     19.127    17.339    16.341    13.361    10.844     12.500         --         --
Value at End of Year           --     11.336     18.926    19.127    17.339    16.341    13.361     10.844         --         --
No. of Units                   --    570,289    685,330   810,282 1,061,806 1,186,943   879,340    652,614         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year         --     18.873     19.083    17.307    16.319    13.350    10.841     12.500         --         --
Value at End of Year           --     11.298     18.873    19.083    17.307    16.319    13.350     10.841         --         --
No. of Units                   --    635,697    667,821   978,848 1,235,664 1,336,355 1,317,879  1,117,522         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     18.714     18.951    17.213    16.255    13.317    10.830     12.500         --         --
Value at End of Year           --     11.186     18.714    18.951    17.213    16.255    13.317     10.830         --         --
No. of Units                   --    122,167    148,850   174,012   189,039   143,824    60,666     15,689         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year         --     18.661     18.907    17.182    16.233    13.307    10.827     12.500         --         --
Value at End of Year           --     11.149     18.661    18.907    17.182    16.233    13.307     10.827         --         --
No. of Units                   --    140,258    167,702   230,075   251,646   286,842   298,145    282,390         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --     21.757     22.077    20.093    19.012    15.608    12.500         --         --         --
Value at End of Year           --     12.979     21.757    22.077    20.093    19.012    15.608         --         --         --
No. of Units                   --     22,824     25,306    29,497    34,166    23,325     5,150         --         --         --

MID VALUE TRUST- SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     10.455     16.306     16.512    13.968    12.500        --        --         --         --         --
Value at End of Year       15.031     10.455     16.306    16.512    13.968        --        --         --         --         --
No. of Units            1,446,915    127,127    154,707   162,933    70,162        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     10.436     16.284     16.498    13.963    12.500        --        --         --         --         --
Value at End of Year       14.996     10.436     16.284    16.498    13.963        --        --         --         --         --
No. of Units            1,367,042     46,462     43,677    25,601    11,459        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     10.378     16.220     16.457    13.949    12.500        --        --         --         --         --
Value at End of Year       14.891     10.378     16.220    16.457    13.949        --        --         --         --         --
No. of Units              220,466     28,888     23,565    24,431     7,158        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     10.359     16.198     16.443    13.945    12.500        --        --         --         --         --
Value at End of Year       14.857     10.359     16.198    16.443    13.945        --        --         --         --         --
No. of Units              462,509      8,702     13,954    11,812       896        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     10.303     16.133     16.402    13.931    12.500        --        --         --         --         --
Value at End of Year       14.753     10.303     16.133    16.402    13.931        --        --         --         --         --
No. of Units               33,527        604        605       606       607        --        --         --         --         --

MONEY MARKET TRUST- SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     15.089     15.059     14.628    14.225    14.072    14.177    14.316     14.370     14.091     13.516
Value at End of Year       14.886     15.089     15.059    14.628    14.225    14.072    14.177     14.316     14.370     14.091
No. of Units            2,889,659  5,026,683  4,130,921 4,037,964 4,224,817 4,787,954 6,794,728 12,668,416 15,483,458 10,380,388

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     13.291     13.272     12.899    12.549    12.420    12.520    12.648     12.703     12.500         --
Value at End of Year       13.106     13.291     13.272    12.899    12.549    12.420    12.520     12.648     12.703         --
No. of Units            1,287,967  1,909,379  1,603,458 1,810,139 1,192,150 1,474,515 2,274,555  4,297,764  2,207,733         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     13.409     13.410     13.053    12.718    12.606    12.726    12.876     12.951     12.725     12.500
Value at End of Year       13.203     13.409     13.410    13.053    12.718    12.606    12.726     12.876     12.951     12.725
No. of Units              947,911  1,184,128  1,057,846 1,082,328   451,141   468,046   902,376  2,004,109  2,995,931  1,232,430

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     13.082     13.090     12.747    12.426    12.323    12.447    12.600     12.680     12.500         --
Value at End of Year       12.874     13.082     13.090    12.747    12.426    12.323    12.447     12.600     12.680         --
No. of Units              630,457    795,972    576,094   667,675   860,182 1,064,056 1,189,893  1,934,403  2,126,685         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
MONEY MARKET TRUST- SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     12.967     12.968     12.622    12.298    12.190    12.306    12.451     12.500         --         --
Value at End of Year       12.777     12.967     12.968    12.622    12.298    12.190    12.306     12.451         --         --
No. of Units           10,499,581 14,089,341  5,192,912 3,208,681 2,410,775 2,036,705 1,853,729  2,789,943         --         --
No. of Units              154,100    185,788     25,117        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     12.924     12.931     12.593    12.276    12.174    12.296    12.447     12.500         --         --
Value at End of Year       12.729     12.924     12.931    12.593    12.276    12.174    12.296     12.447         --         --
No. of Units            1,319,445  2,261,948  1,134,907 1,026,367   966,074   984,890 1,519,478  3,435,922         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.796     12.822     12.506    12.209    12.126    12.266    12.435     12.500         --         --
Value at End of Year       12.583     12.796     12.822    12.506    12.209    12.126    12.266     12.435         --         --
No. of Units            4,077,663  5,954,771  2,023,318 1,152,304   937,159 1,060,830   390,915    115,361         --         --
No. of Units              220,182    193,835     10,283        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     12.753     12.786     12.477    12.187    12.110    12.256    12.431     12.500         --         --
Value at End of Year       12.536     12.753     12.786    12.477    12.187    12.110    12.256     12.431         --         --
No. of Units              315,815    422,978    284,197   372,523   226,793   423,238   475,247    818,115         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     12.772     12.824     12.532    12.259    12.200    12.366    12.500         --         --         --
Value at End of Year       12.535     12.772     12.824    12.532    12.259    12.200    12.366         --         --         --
No. of Units               60,940    289,719     43,365    14,413    38,417   100,430    80,018         --         --         --

NATURAL RESOURCES TRUST- SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     24.753     52.069     37.659    31.340    21.738    17.798    12.500         --         --         --
Value at End of Year       38.727     24.753     52.069    37.659    31.340    21.738    17.798         --         --         --
No. of Units              605,515    596,711    771,649   839,163   891,398   515,521    48,703         --         --         --
No. of Units                3,576      3,795        205        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     24.683     51.948     37.590    31.298    21.720    17.792    12.500         --         --         --
Value at End of Year       38.598     24.683     51.948    37.590    31.298    21.720    17.792         --         --         --
No. of Units              284,818    290,066    404,342   404,044   378,873   229,400    71,754         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     24.475     51.586     37.385    31.174    21.666    17.775    12.500         --         --         --
Value at End of Year       38.214     24.475     51.586    37.385    31.174    21.666    17.775         --         --         --
No. of Units              149,693    146,127    179,898   202,337   191,510    72,421    15,496         --         --         --
No. of Units                  468        875         --        --        --        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     24.405     51.466     37.317    31.133    21.648    17.769    12.500         --         --         --
Value at End of Year       38.087     24.405     51.466    37.317    31.133    21.648    17.769         --         --         --
No. of Units              133,685     96,505    133,606   222,059   214,051   114,209    45,004         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     24.199     51.108     37.113    31.009    21.594    17.751    12.500         --         --         --
Value at End of Year       37.709     24.199     51.108    37.113    31.009    21.594    17.751         --         --         --
No. of Units               13,385     13,783     13,195    14,312    11,822     3,249        --         --         --         --

OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST)- SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year     11.954     21.391     20.978    18.541    17.377    15.390    12.500         --         --         --
Value at End of Year       15.068     11.954     21.391    20.978    18.541    17.377    15.390         --         --         --
No. of Units                7,023     22,880     37,485    13,255    11,254     5,326        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.920     21.341     20.940    18.516    17.362    15.385    12.500         --         --         --
Value at End of Year       15.018     11.920     21.341    20.940    18.516    17.362    15.385         --         --         --
No. of Units                4,416      4,990      6,113    11,186     9,981     1,208       442         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.819     21.193     20.826    18.443    17.319    15.370    12.500         --         --         --
Value at End of Year       14.869     11.819     21.193    20.826    18.443    17.319    15.370         --         --         --
No. of Units                5,544      7,274      8,825     9,732     8,940     2,585       312         --         --         --

Vantage Prior

                          YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR      YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED       ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01    12/31/00
                       ---------- ---------- ---------- --------- --------- --------- --------- ---------- ---------- -----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.786     21.143     20.788    18.418    17.305    15.365    12.500         --         --         --
Value at End of Year       14.819     11.786     21.143    20.788    18.418    17.305    15.365         --         --         --
No. of Units                2,573      3,239      8,243     7,067     4,632     3,683     3,699         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --         --        --        --    15.350    12.500         --         --         --
Value at End of Year           --         --         --        --        --    17.262    15.350         --         --         --
No. of Units                   --         --         --        --        --        --        --         --         --         --

OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST)- SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year      9.965     17.261     18.531    15.547    14.510    12.500        --         --         --         --
Value at End of Year       12.216      9.965     17.261    18.531    15.547    14.510        --         --         --         --
No. of Units               13,481     14,478     20,518    19,993    19,321     3,086        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year      9.942     17.229     18.507    15.534    14.505    12.500        --         --         --         --
Value at End of Year       12.181      9.942     17.229    18.507    15.534    14.505        --         --         --         --
No. of Units                8,592      9,580     13,822    10,585     8,467     3,670        --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year         --     17.135     18.433    15.496    14.491    12.500        --         --         --         --
Value at End of Year           --      9.872     17.135    18.433    15.496    14.491        --         --         --         --
No. of Units                   --         29         26     2,497     1,690       391        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year      9.849     17.103     18.409    15.483    14.486    12.500        --         --         --         --
Value at End of Year       12.044      9.849     17.103    18.409    15.483    14.486        --         --         --         --
No. of Units                1,117      7,174     13,748     7,302     3,997        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year         --         --     18.336    15.444    14.472    12.500        --         --         --         --
Value at End of Year           --         --     17.010    18.336    15.444    14.472        --         --         --         --
No. of Units                   --         --         --        --        --        --        --         --         --         --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     11.218     19.710     17.841    15.145    12.500        --        --         --         --         --
Value at End of Year       14.408     11.218     19.710    17.841    15.145        --        --         --         --         --
No. of Units               24,422     23,425     47,956    30,923    30,243        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     11.197     19.684     17.826    15.140    12.500        --        --         --         --         --
Value at End of Year       14.374     11.197     19.684    17.826    15.140        --        --         --         --         --
No. of Units               13,835     13,379     12,961    17,665    10,642        --        --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     11.136     19.605     17.782    15.125    12.500        --        --         --         --         --
Value at End of Year       14.274     11.136     19.605    17.782    15.125        --        --         --         --         --
No. of Units                7,639     12,840     16,165    17,689     5,442        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     11.115     19.579     17.767    15.120    12.500        --        --         --         --         --
Value at End of Year       14.241     11.115     19.579    17.767    15.120        --        --         --         --         --
No. of Units                7,384      7,339      8,078     6,130     3,461        --        --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year     11.054     19.501     17.723    15.105    12.500        --        --         --         --         --
Value at End of Year       14.141     11.054     19.501    17.723    15.105        --        --         --         --         --
No. of Units                1,677      1,532      1,497     1,686       218        --        --         --         --         --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005)- SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --        --        --    11.716     8.273     10.695     13.768     17.204
Value at End of Year           --         --         --        --        --    12.896    11.716      8.273     10.695     13.768
No. of Units                   --         --         --        --        -- 2,209,120 2,479,190  3,151,001  3,988,581  4,749,264

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year         --         --         --        --        --    10.609     7.495      9.694     12.500         --
Value at End of Year           --         --         --        --        --    11.671    10.609      7.495      9.694         --
No. of Units                   --         --         --        --        --   399,938   358,302    401,518    237,132         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --     9.493     6.716     8.700     11.223    12.500
Value at End of Year          --        --        --        --        --    10.427     9.493     6.716      8.700    11.223
No. of Units                  --        --        --        --        --   343,519   393,609   506,282    548,597   341,876

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --    10.547     7.466     9.676     12.500        --
Value at End of Year          --        --        --        --        --    11.579    10.547     7.466      9.676        --
No. of Units                  --        --        --        --        --   209,778   198,961   204,670    168,274        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --    13.656     9.651    12.500         --        --
Value at End of Year          --        --        --        --        --    15.000    13.656     9.651         --        --
No. of Units                  --        --        --        --        --   187,083   164,513    92,274         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    13.645     9.648    12.500         --        --
Value at End of Year          --        --        --        --        --    14.981    13.645     9.648         --        --
No. of Units                  --        --        --        --        --   158,855   154,681   129,984         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --    13.611     9.638    12.500         --        --
Value at End of Year          --        --        --        --        --    14.921    13.611     9.638         --        --
No. of Units                  --        --        --        --        --    52,465    10,008     3,232         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --    13.600     9.635    12.500         --        --
Value at End of Year          --        --        --        --        --    14.902    13.600     9.635         --        --
No. of Units                  --        --        --        --        --    51,873    37,024    27,022         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --    17.912    12.500        --         --        --
Value at End of Year          --        --        --        --        --    19.596    17.912        --         --        --
No. of Units                  --        --        --        --        --     5,679        70        --         --        --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     8.443    14.295    13.304    12.167     9.826     8.537     6.161     7.155      8.925    11.984
Value at End of Year      11.000     8.443    14.295    13.304    12.167     9.826     8.537     6.161      7.155     8.925
No. of Units             309,769   384,595   543,811   682,443   879,350   755,572   895,769 1,090,443  1,204,917 1,689,416

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.736    19.882    18.512    16.939    13.687    11.897     8.591     9.981     12.500        --
Value at End of Year      15.284    11.736    19.882    18.512    16.939    13.687    11.897     8.591      9.981        --
No. of Units              99,397   102,218   194,831   149,517   187,397   137,662   120,162    36,008     19,785        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    10.186    17.282    16.116    14.768    11.951    10.404     7.524     8.754     10.942    12.500
Value at End of Year      13.245    10.186    17.282    16.116    14.768    11.951    10.404     7.524      8.754    10.942
No. of Units              21,460    16,893    32,612    37,026    58,973    49,414    61,911    51,533     95,137    71,623

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.552    19.609    18.294    16.773    13.580    11.828     8.558     9.962     12.500        --
Value at End of Year      15.013    11.552    19.609    18.294    16.773    13.580    11.828     8.558      9.962        --
No. of Units              22,002    29,887    42,794    38,415    68,166    60,976    47,839    37,344      5,233        --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    13.456    22.811    21.287    19.490    15.782    13.724     9.919    12.500         --        --
Value at End of Year      17.482    13.456    22.811    21.287    19.490    15.782    13.724     9.919         --        --
No. of Units             107,111   125,353   229,351   177,297   354,056   200,985   184,678   117,626         --        --
No. of Units               4,672     4,763       344        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.412    22.747    21.238    19.455    15.761    13.712     9.916    12.500         --        --
Value at End of Year      17.415    13.412    22.747    21.238    19.455    15.761    13.712     9.916         --        --
No. of Units              67,253    52,075    75,082   106,054   107,739    85,032    94,203    36,228         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    13.279    22.556    21.091    19.349    15.699    13.679     9.906    12.500         --        --
Value at End of Year      17.217    13.279    22.556    21.091    19.349    15.699    13.679     9.906         --        --
No. of Units              34,533    23,627    37,409    23,387    29,037    12,170     5,683       605         --        --
No. of Units               1,767     2,346        --        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    13.235    22.492    21.042    19.314    15.678    13.668     9.903    12.500         --        --
Value at End of Year      17.151    13.235    22.492    21.042    19.314    15.678    13.668     9.903         --        --
No. of Units              13,437    13,095    15,671    18,026    24,271    16,774    12,133     8,249         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    17.554    29.878    27.994    25.734    20.920    18.265    12.500        --         --        --
Value at End of Year      22.714    17.554    29.878    27.994    25.734    20.920    18.265        --         --        --
No. of Units               3,162     2,593     3,647     2,688     7,277     7,141        --        --         --        --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year    13.037    15.795    14.855    14.456    13.858    12.500        --        --         --        --
Value at End of Year      15.573    13.037    15.795    14.855    14.456    13.858        --        --         --        --
No. of Units             234,670   249,602   319,119   485,886   573,404    99,831        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.007    15.767    14.835    14.444    13.853    12.500        --        --         --        --
Value at End of Year      15.529    13.007    15.767    14.835    14.444    13.853        --        --         --        --
No. of Units             150,161   142,585   169,274   252,644   306,174   149,463        --        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.916    15.680    14.776    14.408    13.839    12.500        --        --         --        --
Value at End of Year      15.397    12.916    15.680    14.776    14.408    13.839        --        --         --        --
No. of Units              22,111    27,046    29,518    34,254    31,601     8,601        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.886    15.651    14.756    14.396    13.835    12.500        --        --         --        --
Value at End of Year      15.354    12.886    15.651    14.756    14.396    13.835        --        --         --        --
No. of Units              45,118    50,762    62,595    81,533    95,907    39,079        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.796    15.566    14.698    14.360    13.821    12.500        --        --         --        --
Value at End of Year      15.224    12.796    15.566    14.698    14.360    13.821        --        --         --        --
No. of Units              16,672    16,676    16,950    17,130    15,341    10,927        --        --         --        --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --    13.995    13.654    12.204    10.486     7.688    10.094     12.500        --
Value at End of Year          --        --    13.493    13.995    13.654    12.204    10.486     7.688     10.094        --
No. of Units                  --        --   101,674   128,917   201,214   174,255   142,979   143,378     46,230        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --    13.956    13.622    12.182    10.472     7.681    10.091     12.500        --
Value at End of Year          --        --    13.448    13.956    13.622    12.182    10.472     7.681     10.091        --
No. of Units                  --        --    41,353    64,300   101,192   101,809    87,018    87,483     22,605        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --    13.837    13.527    12.115    10.430     7.662    10.081     12.500        --
Value at End of Year          --        --    13.314    13.837    13.527    12.115    10.430     7.662     10.081        --
No. of Units                  --        --     3,091     3,198    10,066    14,110    12,283    16,218     11,024        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --    13.798    13.496    12.093    10.416     7.656    10.077     12.500        --
Value at End of Year          --        --    13.269    13.798    13.496    12.093    10.416     7.656     10.077        --
No. of Units                  --        --    29,433    31,501    54,546    43,554    36,427    37,240     22,952        --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --    17.806    17.424    15.606    13.445     9.872    12.500         --        --
Value at End of Year          --        --    17.147    17.806    17.424    15.606    13.445     9.872         --        --
No. of Units                  --        --    28,475    30,787   105,904    70,140    60,881    26,783         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    17.765    17.392    15.586    13.434     9.868    12.500         --        --
Value at End of Year          --        --    17.099    17.765    17.392    15.586    13.434     9.868         --        --
No. of Units                  --        --    32,128    47,972    73,982    76,387    66,574    44,972         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    17.642    17.298    15.524    13.401     9.859    12.500         --        --
Value at End of Year          --        --    16.955    17.642    17.298    15.524    13.401     9.859         --        --
No. of Units                  --        --     9,651    10,527    10,910     7,884     2,093       952         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    17.601    17.266    15.504    13.390     9.856    12.500         --        --
Value at End of Year          --        --    16.907    17.601    17.266    15.504    13.390     9.856         --        --
No. of Units                  --        --    11,052    19,395    32,716    29,009    27,944    24,670         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    20.540    20.179    18.146    15.696    12.500        --         --        --
Value at End of Year          --        --    19.700    20.540    20.179    18.146    15.696        --         --        --
No. of Units                  --        --     1,470     1,445     6,921     7,232       617        --         --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    16.964    28.444    34.236    25.175    22.859    17.583    12.834    12.706     12.512    10.108
Value at End of Year      21.743    16.964    28.444    34.236    25.175    22.859    17.583    12.834     12.706    12.512
No. of Units             439,849   560,726   735,120 1,154,733 1,269,966 1,562,068 1,561,227 1,659,102  1,226,429   883,570

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    17.079    28.652    34.502    25.384    23.060    17.747    12.960    12.837     12.500        --
Value at End of Year      21.879    17.079    28.652    34.502    25.384    23.060    17.747    12.960     12.837        --
No. of Units             221,055   247,047   305,190   381,197   442,812   509,780   524,591   517,187    138,224        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    18.131    30.462    36.738    27.069    24.628    18.982    13.882    13.771     13.588    12.500
Value at End of Year      23.191    18.131    30.462    36.738    27.069    24.628    18.982    13.882     13.771    13.588
No. of Units              33,756    46,880    59,859    96,010    93,995   123,548   128,045   149,447     83,505    42,484

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    16.810    28.258    34.097    25.136    22.880    17.644    12.910    12.813     12.500        --
Value at End of Year      21.492    16.810    28.258    34.097    25.136    22.880    17.644    12.910     12.813        --
No. of Units              97,775   122,440   143,183   196,675   214,481   241,831   236,910   246,382    142,337        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    15.458    25.985    31.333    23.089    21.001    16.187    11.833    12.500         --        --
Value at End of Year      19.792    15.458    25.985    31.333    23.089    21.001    16.187    11.833         --        --
No. of Units             275,893   325,392   408,303   505,248   549,302   578,054   455,136   366,719         --        --
No. of Units               3,184     3,132       190        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    15.406    25.911    31.261    23.047    20.973    16.174    11.829    12.500         --        --
Value at End of Year      19.716    15.406    25.911    31.261    23.047    20.973    16.174    11.829         --        --
No. of Units             261,748   287,254   344,040   481,197   559,142   666,094   685,854   601,049         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    15.254    25.693    31.045    22.922    20.890    16.134    11.818    12.500         --        --
Value at End of Year      19.491    15.254    25.693    31.045    22.922    20.890    16.134    11.818         --        --
No. of Units              84,970   107,001   106,342   119,488   105,556    64,907    32,471     9,067         --        --
No. of Units               2,627     3,131       687        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    15.203    25.621    30.973    22.880    20.863    16.121    11.814    12.500         --        --
Value at End of Year      19.417    15.203    25.621    30.973    22.880    20.863    16.121    11.814         --        --
No. of Units              49,418    56,133    73,772   111,750   123,614   131,725   137,943    95,796         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    14.688    24.790    30.014    22.205    20.277    15.692    12.500        --         --        --
Value at End of Year      18.731    14.688    24.790    30.014    22.205    20.277    15.692        --         --        --
No. of Units               8,975    12,375    14,678    18,993    14,638    12,170       369        --         --        --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    13.003    14.929    13.649    13.835    13.882    12.967    12.500        --         --        --
Value at End of Year      15.264    13.003    14.929    13.649    13.835    13.882    12.967        --         --        --
No. of Units             679,447   757,487   836,184 1,014,280 1,244,408 1,181,933   121,548        --         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.966    14.894    13.624    13.816    13.870    12.963    12.500        --         --        --
Value at End of Year      15.213    12.966    14.894    13.624    13.816    13.870    12.963        --         --        --
No. of Units             494,442   463,887   395,650   351,264   461,409   346,624   179,066        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.856    14.790    13.549    13.761    13.836    12.950    12.500        --         --        --
Value at End of Year      15.062    12.856    14.790    13.549    13.761    13.836    12.950        --         --        --
No. of Units             111,834   125,983   157,949   175,574   213,847   134,973   108,576        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.820    14.756    13.525    13.743    13.824    12.946    12.500        --         --        --
Value at End of Year      15.012    12.820    14.756    13.525    13.743    13.824    12.946        --         --        --
No. of Units             298,494   331,853   311,270   118,106   170,137   180,956    64,263        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.711    14.653    13.451    13.688    13.790    12.933    12.500        --         --        --
Value at End of Year      14.862    12.711    14.653    13.451    13.688    13.790    12.933        --         --        --
No. of Units              25,406    24,331    17,887    19,094    18,103     6,847       356        --         --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year     6.595    12.057    10.243     9.858     9.807     9.874     6.668    11.433     19.767    30.446
Value at End of Year      10.681     6.595    12.057    10.243     9.858     9.807     9.874     6.668     11.433    19.767
No. of Units           1,857,576 2,214,243 2,996,685 3,741,399 4,895,642 6,180,727 7,659,680 8,121,805 12,915,806 6,241,520

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     3.677     6.725     5.716     5.504     5.479     5.519     3.729     6.396     12.500        --
Value at End of Year       5.952     3.677     6.725     5.716     5.504     5.479     5.519     3.729      6.396        --
No. of Units           1,173,157 1,267,699 1,430,308 1,736,927 2,054,828 2,321,926 2,661,351 2,091,969  1,008,913        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     2.422     5.327     4.535     4.373     4.359     4.398     2.976     5.112      8.857    12.500
Value at End of Year       3.915     2.422     5.327     4.535     4.373     4.359     4.398     2.976      5.112     8.857
No. of Units             599,223   695,112   937,843 1,085,291 1,415,285 1,730,557 2,163,600 2,090,960  2,649,764 1,488,393

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     3.619     6.633     5.649     5.450     5.436     5.487     3.714     6.385     12.500        --
Value at End of Year       5.846     3.619     6.633     5.649     5.450     5.436     5.487     3.714      6.385        --
No. of Units             434,307   463,646   571,366   653,296   868,716 1,008,081 1,191,337   883,959    856,271        --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year     9.122    16.705    14.226    13.710    13.674    13.780     9.301    12.500         --        --
Value at End of Year      14.742     9.122    16.705    14.226    13.710    13.674    13.780     9.301         --        --
No. of Units             460,461   358,246   470,922   424,690   445,073   507,193   473,288   189,623         --        --
No. of Units               2,123     2,491       399        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year     9.092    16.658    14.193    13.685    13.656    13.769     9.298    12.500         --        --
Value at End of Year      14.686     9.092    16.658    14.193    13.685    13.656    13.769     9.298         --        --
No. of Units             292,451   281,720   321,660   421,568   409,983   428,746   484,926   307,013         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     9.002    16.517    14.094    13.611    13.602    13.735     9.289    12.500         --        --
Value at End of Year      14.519     9.002    16.517    14.094    13.611    13.602    13.735     9.289         --        --
No. of Units              85,589    77,244    70,738   126,500   116,322    98,293        --        --         --        --
No. of Units               3,188     1,393        --        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     8.972    16.471    14.062    13.586    13.584    13.724     9.286    12.500         --        --
Value at End of Year      14.463     8.972    16.471    14.062    13.586    13.584    13.724     9.286         --        --
No. of Units              32,035    27,463    39,720    52,242    64,206    71,298   183,452    56,474         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    10.499    19.304    16.505    15.971    15.993    16.181    12.500        --         --        --
Value at End of Year      16.900    10.499    19.304    16.505    15.971    15.993    16.181        --         --        --
No. of Units               9,650     2,450     2,286     3,237     6,478     5,736     1,586        --         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year    10.091    19.744    17.626    15.811    12.500        --        --        --         --        --
Value at End of Year      13.357    10.091    19.744    17.626    15.811        --        --        --         --        --
No. of Units             254,517   301,062   244,268   293,586   178,315        --        --        --         --        --
No. of Units               2,144     2,372        --        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.681    19.717    17.611    15.806    12.500        --        --        --         --        --
Value at End of Year      15.453    11.681    19.717    17.611    15.806        --        --        --         --        --
No. of Units             136,678   121,337   103,364   105,724    87,889        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.617    19.639    17.568    15.790    12.500        --        --        --         --        --
Value at End of Year      15.345    11.617    19.639    17.568    15.790        --        --        --         --        --
No. of Units              60,927    57,810    60,491    48,063    29,006        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.596    19.613    17.553    15.785    12.500        --        --        --         --        --
Value at End of Year      15.309    11.596    19.613    17.553    15.785        --        --        --         --        --
No. of Units              71,977    75,786    65,485    34,858    17,629        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.532    19.534    17.509    15.769    12.500        --        --        --         --        --
Value at End of Year      15.203    11.532    19.534    17.509    15.769        --        --        --         --        --
No. of Units               1,689     1,033     1,005     1,234       203        --        --        --         --        --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year    11.054    16.937    17.583    15.183    14.842    12.848     8.951    11.577     11.585    12.500
Value at End of Year      13.784    11.054    16.937    17.583    15.183    14.842    12.848     8.951     11.577    11.585
No. of Units             216,660   305,685   356,636   427,815   548,884   649,635   893,479   658,426    396,856   145,548

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.333    17.374    18.046    15.591    15.248    13.206     9.205    11.911     12.500        --
Value at End of Year      14.125    11.333    17.374    18.046    15.591    15.248    13.206     9.205     11.911        --
No. of Units             123,962   143,193   165,523   226,778   294,876   335,760   382,648   273,924     73,115        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    11.214    17.218    17.911    15.497    15.179    13.167     9.191    11.911     11.943    12.500
Value at End of Year      13.956    11.214    17.218    17.911    15.497    15.179    13.167     9.191     11.911    11.943
No. of Units              14,520    17,702    24,204    34,436    39,232    51,414    71,553    49,817     44,654    19,286

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.155    17.135    17.834    15.438    15.129    13.129     9.169    11.889     12.500        --
Value at End of Year      13.875    11.155    17.135    17.834    15.438    15.129    13.129     9.169     11.889        --
No. of Units              58,660    59,802    74,934   102,539   136,232   193,311   180,887   104,052     45,674        --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.581    17.777    18.491    16.003    15.672    13.589     9.496    12.500         --        --
Value at End of Year      14.407    11.581    17.777    18.491    16.003    15.672    13.589     9.496         --        --
No. of Units             138,378   147,971   163,171   192,794   213,113   225,578   203,813   140,285         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.543    17.727    18.448    15.974    15.651    13.578     9.493    12.500         --        --
Value at End of Year      14.352    11.543    17.727    18.448    15.974    15.651    13.578     9.493         --        --
No. of Units             103,826   113,708   142,256   178,229   202,440   230,394   262,645   156,714         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.428    17.578    18.321    15.887    15.590    13.545     9.484    12.500         --        --
Value at End of Year      14.188    11.428    17.578    18.321    15.887    15.590    13.545     9.484         --        --
No. of Units              24,605    26,451    32,805    47,133    52,338    40,070    19,354     1,736         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.390    17.529    18.278    15.858    15.569    13.534     9.481    12.500         --        --
Value at End of Year      14.134    11.390    17.529    18.278    15.858    15.569    13.534     9.481         --        --
No. of Units              27,343    26,248    35,028    40,445    54,176    58,515    62,765    53,984         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    13.964    21.521    22.476    19.529    19.202    16.717    12.500        --         --        --
Value at End of Year      17.301    13.964    21.521    22.476    19.529    19.202    16.717        --         --        --
No. of Units              52,889    52,862    53,937    53,525    53,430    54,348       525        --         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                       --------- --------- --------- --------- --------- --------- --------- --------- ---------- ---------
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year    12.777    22.426    24.668    22.681    12.500        --        --        --         --        --
Value at End of Year      16.841    12.777    22.426    24.668    22.681        --        --        --         --        --
No. of Units             300,819   398,009   530,241   700,586   934,783        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    12.741    22.374    24.623    22.651    12.500        --        --        --         --        --
Value at End of Year      16.785    12.741    22.374    24.623    22.651        --        --        --         --        --
No. of Units             111,909   129,918   152,440   192,684   236,435        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    12.633    22.218    24.488    22.561    12.500        --        --        --         --        --
Value at End of Year      16.618    12.633    22.218    24.488    22.561        --        --        --         --        --
No. of Units              42,144    57,584    65,048    81,156   111,554        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    12.598    22.167    24.444    22.531    12.500        --        --        --         --        --
Value at End of Year      16.563    12.598    22.167    24.444    22.531        --        --        --         --        --
No. of Units              57,504    64,424    73,521    84,467   104,719        --        --        --         --        --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year    12.683    22.308    24.577    22.651    21.378    17.303    12.500        --         --        --
Value at End of Year      16.684    12.683    22.308    24.577    22.651    21.378    17.303        --         --        --
No. of Units             137,647   160,544   172,370   210,222   234,997   275,279    11,805        --         --        --
No. of Units               1,059     1,095        87        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.647    22.256    24.532    22.621    21.360    17.298    12.500        --         --        --
Value at End of Year      16.629    12.647    22.256    24.532    22.621    21.360    17.298        --         --        --
No. of Units             121,241   131,874   148,841   189,952   227,814    92,249    22,588        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.540    22.101    24.398    22.531    21.307    17.281    12.500        --         --        --
Value at End of Year      16.463    12.540    22.101    24.398    22.531    21.307    17.281        --         --        --
No. of Units              38,957    40,384    45,186    49,937    47,527    17,063     6,233        --         --        --
No. of Units                  35        35        --        --        --        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year     7.382    22.050    24.354    22.502    21.289    17.275    12.500        --         --        --
Value at End of Year       9.686     7.382    22.050    24.354    22.502    21.289    17.275        --         --        --
No. of Units              20,760    23,271    32,926    53,651    61,873    37,869    10,711        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.399    21.896    24.221    22.412    21.236    17.258    12.500        --         --        --
Value at End of Year      16.245    12.399    21.896    24.221    22.412    21.236    17.258        --         --        --
No. of Units                 224     1,912     4,398     4,496     4,469        --        --        --         --        --

SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year        --        --    14.970    14.154    12.500        --        --        --         --        --
Value at End of Year          --        --    14.781    14.970    14.154        --        --        --         --        --
No. of Units                  --        --    11,366    13,635     4,960        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    14.957    14.149    12.500        --        --        --         --        --
Value at End of Year          --        --    14.761    14.957    14.149        --        --        --         --        --
No. of Units                  --        --     9,955     3,007     1,569        --        --        --         --        --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    14.920    14.135    12.500        --        --        --         --        --
Value at End of Year          --        --    14.702    14.920    14.135        --        --        --         --        --
No. of Units                  --        --     2,432     2,344     2,297        --        --        --         --        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    14.908    14.131    12.500        --        --        --         --        --
Value at End of Year          --        --    14.682    14.908    14.131        --        --        --         --        --
No. of Units                  --        --       447        --        --        --        --        --         --        --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    14.870    14.117    12.500         --         --         --         --         --
Value at End of Year          --        --    14.624    14.870    14.117         --         --         --         --         --
No. of Units                  --        --        --        --        --         --         --         --         --         --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year    11.558    15.921    16.695    14.244    12.500         --         --         --         --         --
Value at End of Year      14.611    11.558    15.921    16.695    14.244         --         --         --         --         --
No. of Units             382,208   598,761   683,976   729,819   486,060         --         --         --         --         --
No. of Units               3,940     4,062       181        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.537    15.899    16.681    14.239    12.500         --         --         --         --         --
Value at End of Year      14.577    11.537    15.899    16.681    14.239         --         --         --         --         --
No. of Units             158,459   198,252   189,136   156,535   114,439         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.474    15.836    16.639    14.225    12.500         --         --         --         --         --
Value at End of Year      14.475    11.474    15.836    16.639    14.225         --         --         --         --         --
No. of Units              97,927   125,257   122,876   132,780    92,550         --         --         --         --         --
No. of Units                  59        58        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.452    15.815    16.625    14.220    12.500         --         --         --         --         --
Value at End of Year      14.441    11.452    15.815    16.625    14.220         --         --         --         --         --
No. of Units              85,320   133,196   104,791    79,815    53,895         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.390    15.752    16.584    14.206    12.500         --         --         --         --         --
Value at End of Year      14.341    11.390    15.752    16.584    14.206         --         --         --         --         --
No. of Units                 884     8,038     1,642       765        --         --         --         --         --         --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --     12.191      8.862     12.090     12.571     15.906
Value at End of Year          --        --        --        --        --     12.866     12.191      8.862     12.090     12.571
No. of Units                  --        --        --        --        --  1,611,883  2,001,802  2,033,424  2,118,010  1,799,229

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --     10.760      7.826     10.682     12.500         --
Value at End of Year          --        --        --        --        --     11.350     10.760      7.826     10.682         --
No. of Units                  --        --        --        --        --    433,832    535,755    576,958    213,244         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --      9.284      6.762      9.244      9.631     12.500
Value at End of Year          --        --        --        --        --      9.778      9.284      6.762      9.244      9.631
No. of Units                  --        --        --        --        --    287,599    346,740    324,288    321,390    181,602

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --     10.697      7.796     10.662     12.500         --
Value at End of Year          --        --        --        --        --     11.262     10.697      7.796     10.662         --
No. of Units                  --        --        --        --        --    220,101    256,266    261,399    188,907         --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --     12.483      9.080     12.500         --         --
Value at End of Year          --        --        --        --        --     13.155     12.483      9.080         --         --
No. of Units                  --        --        --        --        --    275,151    420,049    164,331         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --     12.473      9.077     12.500         --         --
Value at End of Year          --        --        --        --        --     13.137     12.473      9.077         --         --
No. of Units                  --        --        --        --        --    412,933    448,569    326,223         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --     12.443      9.068     12.500         --         --
Value at End of Year          --        --        --        --        --     13.086     12.443      9.068         --         --
No. of Units                  --        --        --        --        --     59,623     41,412     13,290         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --     12.432      9.065     12.500         --         --
Value at End of Year          --        --        --        --        --     13.068     12.432      9.065         --         --
No. of Units                  --        --                            --     87,599     99,300     84,913         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --     16.217     12.500         --         --         --
Value at End of Year          --        --        --        --        --     17.021     16.217         --         --         --
No. of Units                  --        --        --        --        --      4,920      4,777         --         --         --

SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year        --    14.977    16.308    15.712    15.055     12.500         --         --         --         --
Value at End of Year          --     8.360    14.977    16.308    15.712     15.055         --         --         --         --
No. of Units                  --    35,441    46,661    73,857   310,303     53,890         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    14.949    16.286    15.699    15.050     12.500         --         --         --         --
Value at End of Year          --     8.341    14.949    16.286    15.699     15.050         --         --         --         --
No. of Units                  --    11,391    15,455    23,018    58,642     13,558         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    14.867    16.221    15.660    15.035     12.500         --         --         --         --
Value at End of Year          --     8.282    14.867    16.221    15.660     15.035         --         --         --         --
No. of Units                  --     5,497     6,680    50,835    85,966      2,228         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    14.840    16.200    15.647    15.030     12.500         --         --         --         --
Value at End of Year          --     8.263    14.840    16.200    15.647     15.030         --         --         --         --
No. of Units                  --     6,304     6,884    10,392    27,446     15,497         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    14.759    16.135    15.608    15.015     12.500         --         --         --         --
Value at End of Year          --     8.205    14.759    16.135    15.608     15.015         --         --         --         --
No. of Units                  --       145       146       143       143         --         --         --         --         --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year    16.323    22.727    23.363    20.557    19.506     15.824     12.023     12.981     12.376     11.865
Value at End of Year      20.521    16.323    22.727    23.363    20.557     19.506     15.824     12.023     12.981     12.376
No. of Units             708,447   927,909 1,345,157 1,775,414 2,023,664  2,639,039  2,841,688  3,001,997  1,949,757  1,032,905

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    16.206    22.575    23.219    20.441    19.405     15.750     11.973     12.933     12.500         --
Value at End of Year      20.364    16.206    22.575    23.219    20.441     19.405     15.750     11.973     12.933         --
No. of Units             385,855   448,189   562,331   787,032   893,763    992,161  1,017,671  1,032,392    219,437         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    17.336    24.187    24.914    21.966    20.883     16.976     12.924     13.981     13.357     12.500
Value at End of Year      21.752    17.336    24.187    24.914    21.966     20.883     16.976     12.924     13.981     13.357
No. of Units              54,866    70,005   101,855   150,879   189,656    252,567    286,747    289,324    181,134     39,250

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    15.951    22.265    22.946    20.241    19.253     15.659     11.927     12.909     12.500         --
Value at End of Year      20.003    15.951    22.265    22.946    20.241     19.253     15.659     11.927     12.909         --
No. of Units             192,319   206,803   248,101   334,912   391,554    492,320    530,819    601,173    382,034         --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year    13.718    19.143    19.722    17.385    16.534     13.441     10.221     12.500         --         --
Value at End of Year      17.218    13.718    19.143    19.722    17.385     16.534     13.441     10.221         --         --
No. of Units             450,496   612,525   670,223   781,620   723,156    965,084    740,786    501,816         --         --
No. of Units               3,290     2,342        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.673    19.090    19.676    17.354    16.513     13.430     10.217     12.500         --         --
Value at End of Year      17.152    13.673    19.090    19.676    17.354     16.513     13.430     10.217         --         --
No. of Units             416,593   452,727   574,507   708,055   839,193  1,016,319    995,108    835,489         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    13.537    18.929    19.540    17.259    16.447     13.397     10.208     12.500         --         --
Value at End of Year      16.957    13.537    18.929    19.540    17.259     16.447     13.397     10.208         --         --
No. of Units              63,485    84,796   120,043   132,066   133,055    101,306     44,866     18,730         --         --
No. of Units                 550       527        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    13.492    18.876    19.495    17.228    16.426     13.386     10.204     12.500         --         --
Value at End of Year      16.892    13.492    18.876    19.495    17.228     16.426     13.386     10.204         --         --
No. of Units             145,771   154,510   188,852   226,126   280,177    371,228    399,707    356,262         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    15.287    21.418    22.154    19.608    18.723     15.281     12.500         --         --         --
Value at End of Year      19.110    15.287    21.418    22.154    19.608     18.723     15.281         --         --         --
No. of Units               5,490     7,583     6,003     9,274     6,915      8,270      3,325         --         --         --

SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.126        --        --        --        --         --         --         --         --         --
No. of Units             502,802        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.125        --        --        --        --         --         --         --         --         --
No. of Units             184,058        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year       7.091        --        --        --        --         --         --         --         --         --
No. of Units              68,488        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.122        --        --        --        --         --         --         --         --         --
No. of Units             115,596        --        --        --        --         --         --         --         --         --

SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.117        --        --        --        --         --         --         --         --         --
No. of Units             142,710        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.116        --        --        --        --         --         --         --         --         --
No. of Units             163,367        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.113        --        --        --        --         --         --         --         --         --
No. of Units              35,918        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.113        --        --        --        --         --         --         --         --         --
No. of Units              27,390        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --         --         --         --         --         --
Value at End of Year      13.110        --        --        --        --         --         --         --         --         --
No. of Units               6,133        --        --        --        --         --         --         --         --         --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --    19.152    18.471     15.640     12.500         --         --         --
Value at End of Year          --        --        --    20.855    19.152     18.471     15.640         --         --         --
No. of Units                  --        --        --    38,649    55,031     49,421      2,128         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --    19.126    18.456     15.635     12.500         --         --         --
Value at End of Year          --        --        --    20.817    19.126     18.456     15.635         --         --         --
No. of Units                  --        --        --    18,789    18,360     22,862      5,337         --         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --    19.050    18.410     15.620     12.500         --         --         --
Value at End of Year          --        --        --    20.704    19.050     18.410     15.620         --         --         --
No. of Units                  --        --        --    15,798    17,400     19,542      7,603         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --    19.025    18.394     15.614     12.500         --         --         --
Value at End of Year          --        --        --    20.666    19.025     18.394     15.614         --         --         --
No. of Units                  --        --        --     2,239     5,047      3,061         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --     15.599     12.500         --         --         --
Value at End of Year          --        --        --        --        --     18.349     15.599         --         --         --
No. of Units                  --        --        --        --        --         --         --         --         --         --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    15.434    18.679    19.002    18.026    17.826     16.974     15.241     14.206     13.581     12.844
Value at End of Year      18.755    15.434    18.679    19.002    18.026     17.826     16.974     15.241     14.206     13.581
No. of Units             677,875   777,252 1,169,227 1,359,581 1,514,785  1,761,666  2,166,898  2,057,356  2,143,847  2,239,399

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    14.065    17.031    17.334    16.452    16.278     15.507     13.930     12.991     12.500         --
Value at End of Year      17.083    14.065    17.031    17.334    16.452     16.278     15.507     13.930     12.991         --
No. of Units             176,760   182,916   228,434   270,075   293,526    318,420    356,971    320,385    138,625         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    14.434    17.504    17.842    16.960    16.805     16.034     14.425     13.472     12.906     12.500
Value at End of Year      17.504    14.434    17.504    17.842    16.960     16.805     16.034     14.425     13.472     12.906
No. of Units              90,303    95,649   139,674   166,518   202,883    210,773    244,228    243,831    236,206    101,745

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    13.844    16.797    17.130    16.291    16.150     15.417     13.877     12.967     12.500         --
Value at End of Year      16.781    13.844    16.797    17.130    16.291     16.150     15.417     13.877     12.967         --
No. of Units              90,588    91,881   121,820   162,283   183,409    254,938    307,491    335,839    246,561         --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    13.043    15.826    16.116    15.316    15.184     14.495     13.037     12.500         --         --
Value at End of Year      15.812    13.043    15.826    16.116    15.316     15.184     14.495     13.037         --         --
No. of Units             613,821   556,975   715,334   763,949   844,231    659,837    257,912    189,217         --         --
No. of Units               3,417     3,373        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.000    15.781    16.079    15.288    15.164     14.483     13.032     12.500         --         --
Value at End of Year      15.752    13.000    15.781    16.079    15.288     15.164     14.483     13.032         --         --
No. of Units             207,893   146,288   183,834   215,354   244,013    231,824    275,935    178,027         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.871    15.649    15.968    15.205    15.104     14.448     13.020     12.500         --         --
Value at End of Year      15.573    12.871    15.649    15.968    15.205     15.104     14.448     13.020         --         --
No. of Units             255,483   180,657   257,073   259,992   278,355    204,907     36,764      5,488         --         --
No. of Units               2,483     1,792     1,116        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.828    15.604    15.931    15.177    15.084     14.436     13.016     12.500         --         --
Value at End of Year      15.513    12.828    15.604    15.931    15.177     15.084     14.436     13.016         --         --
No. of Units              46,952    46,934    56,172    63,141    57,498     58,203     54,050     43,647         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    11.422    13.914    14.227    13.574    13.511     12.950     12.500         --         --         --
Value at End of Year      13.792    11.422    13.914    14.227    13.574     13.511     12.950         --         --         --
No. of Units              19,455    16,364    21,342    24,922    27,262      4,999      1,306         --         --         --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES
(units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --      9.652      7.727     10.906     12.500         --
Value at End of Year          --        --        --        --        --     10.126      9.652      7.727     10.906         --
No. of Units                  --        --        --        --        --    565,164    668,512    720,801    534,088         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --      9.639      7.720     10.902     12.500         --
Value at End of Year          --        --        --        --        --     10.108      9.639      7.720     10.902         --
No. of Units                  --        --        --        --        --    534,850    648,508    701,158    189,564         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --      9.600      7.701     10.891     12.500         --
Value at End of Year          --        --        --        --        --     10.052      9.600      7.701     10.891         --
No. of Units                  --        --        --        --        --     70,279     72,172     94,696    132,227         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --        --      9.587      7.694     10.887     12.500         --
Value at End of Year          --        --        --        --        --     10.034      9.587      7.694     10.887         --
No. of Units                  --        --        --        --        --    286,842    372,827    438,976    323,912         --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        --     12.934     10.375     12.500         --         --
Value at End of Year          --        --        --        --        --     13.534     12.934     10.375         --         --
No. of Units                  --        --        --        --        --    167,951    159,105    136,438         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --        --     12.924     10.372     12.500         --         --
Value at End of Year          --        --        --        --        --     13.516     12.924     10.372         --         --
No. of Units                  --        --        --        --        --    330,105    331,308    245,932         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --        --     12.892     10.362     12.500         --         --
Value at End of Year          --        --        --        --        --     13.463     12.892     10.362         --         --
No. of Units                  --        --        --        --        --     24,095     12,936      1,548         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --        --     12.881     10.359     12.500         --         --
Value at End of Year          --        --        --        --        --     13.445     12.881     10.359         --         --
No. of Units                  --        --                  --        --     71,364     75,746     79,919         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --        --     14.526     12.500         --         --         --
Value at End of Year          --        --        --        --        --     15.138     14.526         --         --         --
No. of Units                  --        --        --        --        --      1,384        106         --         --         --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year    12.913    14.375    13.835    13.527    13.469     12.500         --         --         --         --
Value at End of Year      16.076    12.913    14.375    13.835    13.527     13.469         --         --         --         --
No. of Units             119,626   133,381   182,714   208,884   184,924     78,227         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    12.883    14.349    13.817    13.516    13.465     12.500         --         --         --         --
Value at End of Year      16.030    12.883    14.349    13.817    13.516     13.465         --         --         --         --
No. of Units              45,185    47,223    88,486    71,906    45,839      9,295         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    12.793    14.270    13.762    13.483    13.452     12.500         --         --         --         --
Value at End of Year      15.895    12.793    14.270    13.762    13.483     13.452         --         --         --         --
No. of Units              34,263    35,526    40,155    44,114    45,843     23,579         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    12.763    14.244    13.743    13.471    13.447     12.500         --         --         --         --
Value at End of Year      15.850    12.763    14.244    13.743    13.471     13.447         --         --         --         --
No. of Units              17,066    18,496    27,411    44,817    15,704      9,941         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.674    14.166    13.689    13.438    13.434     12.500         --         --         --         --
Value at End of Year      15.716    12.674    14.166    13.689    13.438     13.434         --         --         --         --
No. of Units               3,416     3,298     4,421     4,735     5,543      5,467         --         --         --         --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --    12.114    11.230     10.149      8.205     12.500         --         --
Value at End of Year          --        --        --    13.349    12.114     11.230     10.149      8.205         --         --
No. of Units                  --        --        --   144,807   166,366    196,044    192,739    153,799         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --    12.092    11.215     10.141      8.203     12.500         --         --
Value at End of Year          --        --        --    13.318    12.092     11.215     10.141      8.203         --         --
No. of Units                  --        --        --   182,345   234,971    299,182    330,897    290,101         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --    12.026    11.171     10.116      8.195     12.500         --         --
Value at End of Year          --        --        --    13.226    12.026     11.171     10.116      8.195         --         --
No. of Units                  --        --        --   102,704   103,554     77,264     28,150      7,359         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --    12.004    11.156     10.107      8.192     12.500         --         --
Value at End of Year          --        --        --    13.195    12.004     11.156     10.107      8.192         --         --
No. of Units                  --        --        --    27,653    34,627     35,850     35,541     52,254         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --    17.199    16.008     14.525     12.500         --         --         --
Value at End of Year          --        --        --    18.878    17.199     16.008     14.525         --         --         --
No. of Units                  --        --        --     2,393     1,241      1,374      1,546         --         --         --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --    11.608    10.744      9.716      7.841     13.006     15.589     16.909
Value at End of Year          --        --        --    12.820    11.608     10.744      9.716      7.841     13.006     15.589
No. of Units                  --        --        -- 2,111,161 2,723,995  3,539,555  4,243,253  5,215,403  6,742,759  6,981,029

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --     8.805     8.154      7.377      5.957      9.885     12.500         --
Value at End of Year          --        --        --     9.719     8.805      8.154      7.377      5.957      9.885         --
No. of Units                  --        --        --   604,087   761,662    932,362  1,050,795  1,079,664    663,275         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --     8.827     8.186      7.417      5.998      9.969     11.972     12.500
Value at End of Year          --        --        --     9.728     8.827      8.186      7.417      5.998      9.969     11.972
No. of Units                  --        --        --   378,041   452,293    581,059    692,600    805,591  1,174,329    590,254

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --     8.719     8.090      7.334      5.934      9.867     12.500         --
Value at End of Year          --        --        --     9.605     8.719      8.090      7.334      5.934      9.867         --
No. of Units                  --        --        --   250,582   329,594    390,187    489,369    543,433    529,537         --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --    11.180      9.624      7.590     10.589     12.500         --
Value at End of Year          --        --        --        --    10.976     11.180      9.624      7.590     10.589         --
No. of Units                  --        --        --        --   382,402    470,707    458,416    644,919    515,545         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --        --        --    11.160      9.612      7.584     10.585     12.500         --
Value at End of Year          --        --        --        --    10.951     11.160      9.612      7.584     10.585         --
No. of Units                  --        --        --        --   279,223    291,964    336,131    372,071    147,183         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --        --        --    11.098      9.573      7.565     10.575     12.500         --
Value at End of Year          --        --        --        --    10.874     11.098      9.573      7.565     10.575         --
No. of Units                  --        --        --        --    44,082     77,698     53,966     43,517     31,626         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --        --        --    11.078      9.560      7.559     10.571     12.500         --
Value at End of Year          --        --        --        --    10.849     11.078      9.560      7.559     10.571         --
No. of Units                  --        --        --        --   130,728    156,044    174,419    201,442    170,803         --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --    14.424     12.437      9.816     12.500         --         --
Value at End of Year          --        --        --        --    14.127     14.424     12.437      9.816         --         --
No. of Units                  --        --        --        --   150,128    196,663    172,789    104,874         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --        --        --    14.404     12.427      9.813     12.500         --         --
Value at End of Year          --        --        --        --    14.101     14.404     12.427      9.813         --         --
No. of Units                  --        --        --        --   133,042    140,016    146,850    109,210         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --        --        --    14.348     12.396      9.803     12.500         --         --
Value at End of Year          --        --        --        --    14.025     14.348     12.396      9.803         --         --
No. of Units                  --        --        --        --    37,963     39,861     21,048      7,904         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --        --        --    14.329     12.386      9.800     12.500         --         --
Value at End of Year          --        --        --        --    13.999     14.329     12.386      9.800         --         --
No. of Units                  --        --        --        --    14,188     17,114     18,469     14,077         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --        --        --    17.279     14.959     12.500         --         --         --
Value at End of Year          --        --        --        --    16.856     17.279     14.959         --         --         --
No. of Units                  --        --        --        --       264        306        375         --         --         --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year    18.270    18.057    16.905    16.572    16.424     15.893     15.370     14.254     13.371     12.243
Value at End of Year      20.434    18.270    18.057    16.905    16.572     16.424     15.893     15.370     14.254     13.371
No. of Units           2,610,993 3,025,743 3,148,356 3,738,891 4,711,934  5,230,315  6,563,376  8,198,918  6,407,508  3,738,958

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    17.022    16.832    15.766    15.464    15.333     14.845     14.364     13.327     12.500         --
Value at End of Year      19.030    17.022    16.832    15.766    15.464     15.333     14.845     14.364     13.327         --
No. of Units           1,324,953 1,384,153 1,471,527 1,665,282 1,819,224  2,055,384  2,616,636  3,195,364    903,897         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    17.777    17.605    16.515    16.222    16.109     15.620     15.136     14.065     13.220     12.500
Value at End of Year      19.843    17.777    17.605    16.515    16.222     16.109     15.620     15.136     14.065     13.220
No. of Units             377,845   404,943   399,107   469,085   552,518    677,451    840,185  1,128,986    856,157    314,470

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    16.755    16.601    15.581    15.312    15.213     14.759     14.309     13.303     12.500         --
Value at End of Year      18.693    16.755    16.601    15.581    15.312     15.213     14.759     14.309     13.303         --
No. of Units             622,438   605,290   625,108   701,265   948,517  1,265,401  1,468,573  1,828,207  1,198,006         --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    15.667    15.509    14.548    14.287    14.190     13.764     13.330     12.500         --         --
Value at End of Year      17.487    15.667    15.509    14.548    14.287     14.190     13.764     13.330         --         --
No. of Units           1,990,613 1,945,884 1,570,929 1,552,236 2,119,976  2,254,339  2,344,730  1,898,403         --         --
No. of Units              12,781    11,861        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    15.615    15.465    14.515    14.261    14.171     13.753     13.325     12.500         --         --
Value at End of Year      17.420    15.615    15.465    14.515    14.261     14.171     13.753     13.325         --         --
No. of Units           1,452,251 1,340,108 1,335,653 1,499,205 1,784,474  1,922,999  2,280,201  2,184,222         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    15.460    15.335    14.414    14.183    14.115     13.719     13.313     12.500         --         --
Value at End of Year      17.222    15.460    15.335    14.414    14.183     14.115     13.719     13.313         --         --
No. of Units             478,187   494,269   258,180   307,878   296,922    536,727    434,630    348,765         --         --
No. of Units               6,887     2,670     1,143        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    15.409    15.292    14.381    14.157    14.097     13.708     13.308     12.500         --         --
Value at End of Year      17.156    15.409    15.292    14.381    14.157     14.097     13.708     13.308         --         --
No. of Units             270,749   262,689   271,290   329,626   386,665    424,699    494,474    468,633         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    13.976    13.890    13.082    12.898    12.862     12.526     12.500         --         --         --
Value at End of Year      15.537    13.976    13.890    13.082    12.898     12.862     12.526         --         --         --
No. of Units              35,049    40,730    18,330    18,261    17,662     15,550     10,893         --         --         --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year     8.048    13.017    12.570    11.073    10.639      9.671      7.524      9.708     11.131     12.500
Value at End of Year      10.212     8.048    13.017    12.570    11.073     10.639      9.671      7.524      9.708     11.131
No. of Units             580,551   598,354   739,805   826,855   902,809    933,496  1,020,868    850,268    768,745    570,701

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year     8.694    14.068    13.593    11.979    11.516     10.473      8.152     10.524     12.500         --
Value at End of Year      11.026     8.694    14.068    13.593    11.979     11.516     10.473      8.152     10.524         --
No. of Units              67,668    72,174   119,138   143,067   156,527    201,753    308,208    185,218     95,948         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     8.152    13.211    12.784    11.283    10.863      9.894      7.713      9.972     11.457     12.500
Value at End of Year      10.323     8.152    13.211    12.784    11.283     10.863      9.894      7.713      9.972     11.457
No. of Units              22,162    26,710    33,341    46,298    64,021    100,300    110,063     75,419     74,927     29,032

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year     8.557    13.875    13.433    11.862    11.426     10.412      8.121     10.505     12.500         --
Value at End of Year      10.831     8.557    13.875    13.433    11.862     11.426     10.412      8.121     10.505         --
No. of Units              36,241    36,686    54,551    74,538   121,387    151,850    185,157    165,647     59,445         --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    10.813    17.513    16.943    14.951    14.404     13.109     10.217     12.500         --         --
Value at End of Year      13.684    10.813    17.513    16.943    14.951     14.404     13.109     10.217         --         --
No. of Units              98,605    94,244   102,382   128,005   161,736    216,863    189,116     57,793         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.777    17.464    16.904    14.924    14.385     13.099     10.214     12.500         --         --
Value at End of Year      13.632    10.777    17.464    16.904    14.924     14.385     13.099     10.214         --         --
No. of Units              50,535    53,174    57,809    92,260   110,871    121,315    134,256     67,407         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.671    17.317    16.787    14.843    14.328     13.067     10.204     12.500         --         --
Value at End of Year      13.477    10.671    17.317    16.787    14.843     14.328     13.067     10.204         --         --
No. of Units              36,527    44,849    47,677    50,999    50,311     36,461      5,318        700         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.635    17.268    16.748    14.816    14.309     13.056     10.201     12.500         --         --
Value at End of Year      13.425    10.635    17.268    16.748    14.816     14.309     13.056     10.201         --         --
No. of Units              19,487    20,929    20,716    28,564    29,376     23,836     29,760     28,393         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.277    19.964    19.393    17.181    16.618     15.185     12.500         --         --         --
Value at End of Year      15.475    12.277    19.964    19.393    17.181     16.618     15.185         --         --         --
No. of Units               3,569     3,545     3,926     3,913     3,808      3,774        379         --         --         --

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year        --        --    15.586    14.499    14.432     13.728     11.014     14.783     16.925     18.507
Value at End of Year          --        --    15.540    15.586    14.499     14.432     13.728     11.014     14.783     16.925
No. of Units                  --        -- 5,413,781 7,211,672 9,114,968 11,593,741 13,898,443 16,091,327 20,745,942 23,453,262

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --    11.256    10.476    10.432      9.929      7.970     10.703     12.500         --
Value at End of Year          --        --    11.217    11.256    10.476     10.432      9.929      7.970     10.703         --
No. of Units                  --        -- 1,324,757 1,716,112 2,248,481  2,527,394  2,779,084  2,940,391  1,503,330         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --        --    10.608     9.888     9.861      9.399      7.556     10.163     11.658     12.500
Value at End of Year          --        --    10.555    10.608     9.888      9.861      9.399      7.556     10.163     11.658
No. of Units                  --        --   929,914 1,137,107 1,437,842  1,872,158  2,268,646  2,552,009  3,393,880  1,818,651

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --    11.123    10.373    10.351      9.871      7.939     10.683     12.500         --
Value at End of Year          --        --    11.062    11.123    10.373     10.351      9.871      7.939     10.683         --
No. of Units                  --        --   626,722   705,879   874,345  1,067,295  1,180,191  1,381,938  1,258,235         --

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --        --    14.478    13.491    13.454     12.824     10.303     12.500         --         --
Value at End of Year          --        --    14.396    14.478    13.491     13.454     12.824     10.303         --         --
No. of Units                  --        --   420,103   496,901   551,041    593,284    531,198    412,348         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    14.445    13.466    13.436     12.814     10.300     12.500         --         --
Value at End of Year          --        --    14.355    14.445    13.466     13.436     12.814     10.300         --         --
No. of Units                  --        --   433,425   578,038   799,610    887,176    966,779    706,280         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    14.345    13.393    13.383     12.782     10.290     12.500         --         --
Value at End of Year          --        --    14.234    14.345    13.393     13.383     12.782     10.290         --         --
No. of Units                  --        --    72,916    82,438    96,663    112,715     76,167     11,199         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    14.312    13.369    13.365     12.772     10.287     12.500         --         --
Value at End of Year          --        --    14.194    14.312    13.369     13.365     12.772     10.287         --         --
No. of Units                  --        --   101,424   131,998   171,494    159,040    169,442    134,049         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    16.612    15.541    15.560     14.892     12.500         --         --         --
Value at End of Year          --        --    16.451    16.612    15.541     15.560     14.892         --         --         --
No. of Units                  --        --     7,559     8,319     8,531     12,883      9,431         --         --         --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year        --        --    13.004    12.972    12.500         --         --         --         --         --
Value at End of Year          --        --    13.268    13.004    12.972         --         --         --         --         --
No. of Units                  --        --   278,122   368,086   386,239         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --        --    12.987    12.962    12.500         --         --         --         --         --
Value at End of Year          --        --    13.243    12.987    12.962         --         --         --         --         --
No. of Units                  --        --   210,919   271,450   360,752         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year     6.321    13.171    10.213    12.929    12.500         --         --         --         --         --
Value at End of Year       8.876     6.321    13.171    10.213    12.929         --         --         --         --         --
No. of Units                 186       186    15,063    23,480    37,050         --         --         --         --         --
No. of Units                  --        --       186        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --        --    12.918    12.919    12.500         --         --         --         --         --
Value at End of Year          --        --    13.147    12.918    12.919         --         --         --         --         --
No. of Units                  --        --   119,959   140,353   171,799         --         --         --         --         --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year        --        --    12.978    12.986    13.075     12.500         --         --         --         --
Value at End of Year          --        --    13.223    12.978    12.986     13.075         --         --         --         --
No. of Units                  --        --   100,835   151,839   210,275     40,809         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --        --    12.961    12.975    13.071     12.500         --         --         --         --
Value at End of Year          --        --    13.199    12.961    12.975     13.071         --         --         --         --
No. of Units                  --        --   210,551   239,748   285,680        287         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --        --    12.909    12.943    13.058     12.500         --         --         --         --
Value at End of Year          --        --    13.127    12.909    12.943     13.058         --         --         --         --
No. of Units                  --        --    30,470    31,853    39,122     16,256         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --        --    12.892    12.932    13.054     12.500         --         --         --         --
Value at End of Year          --        --    13.103    12.892    12.932     13.054         --         --         --         --
No. of Units                  --        --    35,144    52,910    58,857      3,419         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    12.841    12.900    13.041     12.500         --         --         --         --
Value at End of Year          --        --    13.031    12.841    12.900     13.041         --         --         --         --
No. of Units                  --        --     6,361     6,605     6,543      4,534         --         --         --         --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    16.871    17.380    17.114    16.650    16.647     16.433     16.405     15.428     14.641     13.411
Value at End of Year      18.005    16.871    17.380    17.114    16.650     16.647     16.433     16.405     15.428     14.641
No. of Units           1,010,103 1,213,768 1,660,614 1,743,448 2,193,230  2,972,866  3,633,103  5,655,001  3,925,938  2,104,301

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    14.281    14.720    14.502    14.116    14.120     13.946     13.929     13.106     12.500         --
Value at End of Year      15.234    14.281    14.720    14.502    14.116     14.120     13.946     13.929     13.106         --
No. of Units             555,228   621,948   652,116   663,514   855,485  1,040,261  1,296,094  1,797,354    311,783         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    14.966    15.448    15.242    14.859    14.886     14.724     14.729     13.879     13.198     12.500
Value at End of Year      15.940    14.966    15.448    15.242    14.859     14.886     14.724     14.729     13.879     13.198
No. of Units             166,960   231,035   153,660   190,542   237,617    284,887    455,937    748,051    394,635     71,598

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    14.057    14.517    14.331    13.977    14.009     13.864     13.876     13.082     12.500         --
Value at End of Year      14.964    14.057    14.517    14.331    13.977     14.009     13.864     13.876     13.082         --
No. of Units             194,981   213,535   199,923   228,728   313,995    421,620    893,046  1,241,175    573,571         --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    13.342    13.777    13.596    13.252    13.266     13.120     13.116     12.500         --         --
Value at End of Year      14.217    13.342    13.777    13.596    13.252     13.266     13.120     13.116         --         --
No. of Units             822,077   938,651   967,862 1,131,909 1,360,290  1,720,836  1,594,705  1,388,586         --         --
No. of Units               5,181     3,313        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    13.298    13.739    13.564    13.228    13.248     13.109     13.112     12.500         --         --
Value at End of Year      14.163    13.298    13.739    13.564    13.228     13.248     13.109     13.112         --         --
No. of Units             412,825   441,713   631,024   563,969   655,975    887,680  1,178,998  1,823,818         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    13.166    13.623    13.470    13.156    13.196     13.077     13.099     12.500         --         --
Value at End of Year      14.002    13.166    13.623    13.470    13.156     13.196     13.077     13.099         --         --
No. of Units             133,686   124,825    72,973    59,377    74,149     74,867     82,366    116,017         --         --
No. of Units                 597        --        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    13.123    13.585    13.439    13.132    13.179     13.066     13.095     12.500         --         --
Value at End of Year      13.948    13.123    13.585    13.439    13.132     13.179     13.066     13.095         --         --
No. of Units             150,084   184,146   149,284   110,981   132,850    248,019    424,130    503,856         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    12.354    12.809    12.690    12.419    12.482     12.394     12.500         --         --         --
Value at End of Year      13.112    12.354    12.809    12.690    12.419     12.482     12.394         --         --         --
No. of Units               4,345     2,889     2,181     1,978    10,443     11,403      2,770         --         --         --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year    10.899    14.021    13.869    12.867    12.500         --         --         --         --         --
Value at End of Year      15.708    10.899    14.021    13.869    12.867         --         --         --         --         --
No. of Units              64,224    30,675    18,916    19,105     4,834         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    10.879    14.003    13.857    12.863    12.500         --         --         --         --         --
Value at End of Year      15.672    10.879    14.003    13.857    12.863         --         --         --         --         --
No. of Units              35,616    23,521    22,727    23,999    29,600         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    10.819    13.947    13.823    12.850    12.500         --         --         --         --         --
Value at End of Year      15.562    10.819    13.947    13.823    12.850         --         --         --         --         --
No. of Units               9,414     6,959     6,439     8,796     3,096         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    10.799    13.928    13.811    12.846    12.500         --         --         --         --         --
Value at End of Year      15.526    10.799    13.928    13.811    12.846         --         --         --         --         --
No. of Units               7,032       232       959       125       594         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --        --    13.777    12.833    12.500         --         --         --         --         --
Value at End of Year          --        --    13.873    13.777    12.833         --         --         --         --         --
No. of Units                  --        --        --        --        --         --         --         --         --         --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES I SHARES
(units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year        --    14.719    15.001    13.768    13.213     12.268      9.090     12.341     12.862     12.709
Value at End of Year          --     8.856    14.719    15.001    13.768     13.213     12.268      9.090     12.341     12.862
No. of Units                  -- 2,405,748 3,212,916 4,013,012 5,077,302  6,277,196  5,308,573  6,231,732  6,796,334  6,201,105

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year        --    13.688    13.958    12.816    12.307     11.432      8.475     11.511     12.500         --
Value at End of Year          --     8.232    13.688    13.958    12.816     12.307     11.432      8.475     11.511         --
No. of Units                  --   713,140   883,691 1,043,569 1,325,566  1,433,715  1,223,127  1,306,256    543,393         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year        --    14.068    14.367    13.212    12.705     11.820      8.776     11.938     12.467     12.500
Value at End of Year          --     8.447    14.068    14.367    13.212     12.705     11.820      8.776     11.938     12.467
No. of Units                  --   290,695   371,368   486,093   629,766    784,268    706,408    763,615    851,029    417,203

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year        --    13.500    13.793    12.691    12.210     11.365      8.443     11.490     12.500         --
Value at End of Year          --     8.102    13.500    13.793    12.691     12.210     11.365      8.443     11.490         --
No. of Units                  --   331,455   384,557   560,751   684,361    849,578    886,939    970,148    839,168         --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year        --    15.879    16.212    14.920    14.331     13.340      9.912     12.500         --         --
Value at End of Year          --     9.536    15.879    16.212    14.920     14.331     13.340      9.912         --         --
No. of Units                  --   360,880   420,757   748,540   832,991    930,750    744,065    611,671         --         --
No. of Units                  --     3,987       310        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year        --    15.834    16.175    14.893    14.313     13.329      9.909     12.500         --         --
Value at End of Year          --     9.505    15.834    16.175    14.893     14.313     13.329      9.909         --         --
No. of Units                  --   385,879   442,274   572,165   866,461    885,959    935,324    638,340         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year        --    15.701    16.063    14.812    14.256     13.297      9.900     12.500         --         --
Value at End of Year          --     9.410    15.701    16.063    14.812     14.256     13.297      9.900         --         --
No. of Units                  --    94,551   103,230   110,459   128,668    114,004     40,698     14,742         --         --
No. of Units                  --       474        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year        --    15.657    16.026    14.785    14.237     13.286      9.897     12.500         --         --
Value at End of Year          --     9.379    15.657    16.026    14.785     14.237     13.286      9.897         --         --
No. of Units                  --    71,541    86,254   142,647   154,702    169,329    141,303    192,924         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year        --    17.951    18.402    17.003    16.397     15.324     12.500         --         --         --
Value at End of Year          --    10.737    17.951    18.402    17.003     16.397     15.324         --         --         --
No. of Units                  --     6,995     8,943     9,817     9,714     13,240      2,638         --         --         --

UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year    13.214    21.876    17.440    13.520    11.753      9.223      6.963      9.250     12.500         --
Value at End of Year      17.405    13.214    21.876    17.440    13.520     11.753      9.223      6.963      9.250         --
No. of Units             249,950   319,144   496,173   672,686   673,118    602,858    438,317    323,742    244,505         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    13.164    21.803    17.391    13.488    11.732      9.211      6.957      9.247     12.500         --
Value at End of Year      17.330    13.164    21.803    17.391    13.488     11.732      9.211      6.957      9.247         --
No. of Units             195,787   215,400   287,954   303,781   380,225    352,997    309,136    253,695     75,795         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    13.013    21.586    17.243    13.394    11.667      9.174      6.940      9.238     12.500         --
Value at End of Year      17.105    13.013    21.586    17.243    13.394     11.667      9.174      6.940      9.238         --
No. of Units              31,966    50,900    76,070    72,448   104,401     75,469     71,484     51,860     28,561         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    12.963    21.514    17.195    13.363    11.646      9.162      6.934      9.234     12.500         --
Value at End of Year      17.031    12.963    21.514    17.195    13.363     11.646      9.162      6.934      9.234         --
No. of Units              84,877    95,944   197,159   139,111   158,378    154,895    162,297    158,320    138,460         --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    20.407    33.831    27.035    20.996    18.294     14.377     10.876     12.500         --         --
Value at End of Year      26.818    20.407    33.831    27.035    20.996     18.294     14.377     10.876         --         --
No. of Units             130,425   151,584   281,911   290,775   276,422    205,928    124,556     89,246         --         --

Vantage Prior

                          YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    20.339    33.736    26.973    20.958    18.270     14.366     10.873     12.500         --         --
Value at End of Year      26.716    20.339    33.736    26.973    20.958     18.270     14.366     10.873         --         --
No. of Units              84,972    96,747   139,031   194,791   198,667    172,641    172,784    120,363         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    20.138    33.452    26.786    20.844    18.198     14.330     10.862     12.500         --         --
Value at End of Year      26.411    20.138    33.452    26.786    20.844     18.198     14.330     10.862         --         --
No. of Units              17,273    27,101    48,246    50,023    47,774     20,967     12,183      2,077         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    20.071    33.358    26.724    20.806    18.174     14.319     10.859     12.500         --         --
Value at End of Year      26.311    20.071    33.358    26.724    20.806     18.174     14.319     10.859         --         --
No. of Units              39,262    49,536    57,785    53,344    66,085     40,364     34,793     49,696         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    20.910    34.806    27.926    21.774    19.048     15.030     12.500         --         --         --
Value at End of Year      27.370    20.910    34.806    27.926    21.774     19.048     15.030         --         --         --
No. of Units               2,708     2,728    10,122     9,201     9,416      7,542        298         --         --         --

VALUE TRUST - SERIES I SHARES (units first credited 8-04-1997)
Contracts with no Optional Benefits
Value at Start of Year    13.880    23.842    22.378    18.775    16.940     14.938     10.934     14.385     14.128     11.518
Value at End of Year      19.294    13.880    23.842    22.378    18.775     16.940     14.938     10.934     14.385     14.128
No. of Units             695,866   911,633 1,341,710 1,670,895 1,866,381  2,569,239  2,675,854  3,536,006  4,020,292  2,384,540

Contracts with the Annual Step Death Benefit (issued on or after 1-29-2001 and prior to 5-5-2003)
Value at Start of Year    11.790    20.263    19.028    15.973    14.419     12.721      9.316     12.262     12.500         --
Value at End of Year      16.381    11.790    20.263    19.028    15.973     14.419     12.721      9.316     12.262         --
No. of Units             382,705   452,634   525,740   635,082   806,639    820,056    830,260    915,180    524,403         --

Contracts with the Annual Step Death Benefit (issued prior to 1-29-2001 or on or after 5-5-2003) or GEM (all issue dates)
Value at Start of Year    15.037    25.882    24.341    20.463    18.500     16.347     11.988     15.804     15.553     12.500
Value at End of Year      20.861    15.037    25.882    24.341    20.463     18.500     16.347     11.988     15.804     15.553
No. of Units              70,027    83,364   120,732   146,528   156,360    269,565    283,567    391,865    495,674    124,861

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year    11.605    19.985    18.805    15.816    14.306     12.647      9.280     12.240     12.500         --
Value at End of Year      16.091    11.605    19.985    18.805    15.816     14.306     12.647      9.280     12.240         --
No. of Units             144,051   173,709   213,421   248,903   271,244    337,831    337,417    381,068    365,986         --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year    11.951    20.559    19.334    16.255    14.693     12.973      9.506     12.500         --         --
Value at End of Year      16.567    11.951    20.559    19.334    16.255     14.693     12.973      9.506         --         --
No. of Units             185,697   219,930   328,284   321,546   274,214    333,067    196,588    134,449         --         --
No. of Units               3,316     3,548       238        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year    11.911    20.501    19.290    16.226    14.674     12.962      9.503     12.500         --         --
Value at End of Year      16.504    11.911    20.501    19.290    16.226     14.674     12.962      9.503         --         --
No. of Units             152,525   183,106   218,483   367,536   366,147    468,418    416,769    424,623         --         --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    11.793    20.329    19.156    16.137    14.616     12.930      9.494     12.500         --         --
Value at End of Year      16.316    11.793    20.329    19.156    16.137     14.616     12.930      9.494         --         --
No. of Units              41,051    51,804    69,243    52,155    31,701     54,054     17,188      3,602         --         --
No. of Units                  88        93        --        --        --         --         --         --         --         --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year    11.754    20.271    19.112    16.108    14.597     12.920      9.491     12.500         --         --
Value at End of Year      16.254    11.754    20.271    19.112    16.108     14.597     12.920      9.491         --         --
No. of Units              38,517    46,724    43,021    45,698    44,838     48,518     67,228     29,501         --         --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year    14.766    25.504    24.082    20.327    18.447     16.352     12.500         --         --         --
Value at End of Year      20.388    14.766    25.504    24.082    20.327     18.447     16.352         --         --         --
No. of Units               2,662     2,810     3,253     3,310     2,937      1,178        621         --         --         --